Volume I

May 3, 2004	MONY Life Insurance Company

Prospectus

Corporate Sponsored VUL – NY

Customized

solutions

FOR BUSINESS

CORPORATE STRATEGIES GROUP

MONY VARIABLE ACCOUNT L

PROSPECTUS

DATED MAY 3, 2004 FOR THE

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by

MONY Life Insurance Company

1740 Broadway

New York, New York 10019

This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company (“we,” “us,” “our,” or the “Company”). We designed the Policy for use in corporate owned life insurance programs, and offer it to corporations and to similar organizations operating under the banking laws of the United States or one or more states of the United States. The Policy provides life insurance protection and premium flexibility. We only offer this Policy in New York.

We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any Outstanding Debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:

AIM Variable Insurance Funds

☐      INVESCO VIF Financial Services Fund

☐      INVESCO VIF – Health Sciences Fund

☐      INVESCO VIF – Technology Fund

The Alger American Fund

☐      Alger American Balanced Portfolio

☐      Alger American MidCap Growth Portfolio

Dreyfus Investment Portfolios

☐      Small Cap Stock Index Portfolio

Dreyfus Variable Investment Fund

☐      Appreciation Portfolio

☐      International Value Portfolio

Enterprise Accumulation Trust

☐      Growth Portfolio

☐      Small Company Growth Portfolio

☐      Small Company Value Portfolio

☐      Total Return Portfolio

Fidelity Variable Insurance Products (VIP)

☐      Asset ManagerSM Portfolio

☐      Contrafund® Portfolio

☐      Growth Portfolio

☐      Growth and Income Portfolio

Janus Aspen Series ☐ Capital Appreciation Portfolio ☐ Flexible Income Portfolio ☐ International Growth Portfolio ☐ Mid Cap Value Portfolio ☐ Worldwide Growth Portfolio

Lord Abbett Series Fund

☐      Bond-Debenture Portfolio

☐      Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

☐      MFS® New Discovery Series

☐      MFS® Total Return Series

☐      MFS® Utilities Series

MONY Series Fund, Inc.

☐      Government Securities Portfolio

☐      Intermediate Term Bond Portfolio

☐      Long Term Bond Portfolio

PIMCO Variable Insurance Trust

☐      Global Bond Portfolio (Unhedged)

☐      Real Return Portfolio

T. Rowe Price Equity Series, Inc.

☐      Equity Income Portfolio

☐      Mid-Cap Growth Portfolio

☐      Personal Strategy Balanced Portfolio

The Universal Institutional Funds, Inc.

☐      Core Plus Fixed Income Portfolio

☐      Emerging Markets Debt Portfolio

☐      Emerging Markets Equity Portfolio

☐      Equity Growth Portfolio

☐      Global Value Equity Portfolio

☐      Value Portfolio

Vanguard® Variable Insurance Fund

☐      Balanced Portfolio

☐      Capital Growth Portfolio

☐      Diversified Value Portfolio

☐      Equity Income Portfolio

☐      Equity Index Portfolio

☐      Growth Portfolio

☐      High Yield Bond Portfolio

☐      International Portfolio

☐      Mid-Cap Index Portfolio

☐      Money Market Portfolio

☐      REIT Index Portfolio

☐      Short-Term Corporate Portfolio

☐      Small Company Growth Portfolio

☐      Total Bond Market Index Portfolio

☐      Total Stock Market Index Portfolio

You bear the investment risk if you allocate your premium payments to the variable account. If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at an effective annual rate of at least 4.0%. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy’s value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a federal crime.

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BENEFITS AND RISK SUMMARY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire Prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. If you are purchasing this Policy as part of a qualified plan, please consider all the features of this Policy. This Policy, as your plan, provides tax-deferral. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus.

Policy Benefits

Life Insurance Protection

•	The Policy provides a means for Owners to accumulate cash values and death benefits. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

•	We will pay a Death Benefit to the Beneficiary after the death of an Insured while a Policy is in effect and before the Insured’s 95th birthday. There are three decisions you must make about the Death Benefit. First, when you apply for your Policy, you must decide which death benefit compliance test you would like – the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Second, you must decide how much life insurance coverage (the Specified Amount and any flexible term insurance you add by rider) you need on each Insured’s life. Finally, you must choose a Death Benefit option.

•	We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (1) the Specified Amount in force on the Insured’s date of death, plus any increase in Account Value since the last Monthly Anniversary Day, plus any term insurance you may have added by rider; or (2) the Cash Value on the Insured’s date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (1) the Specified Amount in force on the Insured’s date of death, plus any Account Value on the Insured’s date of death, any term insurance you may have added by rider; or (2) the Cash Value on the Insured’s date of death multiplied by a death benefit percentage.

•	You may change the Specified Amount and the Death Benefit option that you selected. Changing the Specified Amount or the Death Benefit Option may have tax consequences.

•	During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See “Termination.”

Cash Benefits

•	You may borrow against your Policy for up to 90% of Account Value less any Outstanding Debt on the date of the loan. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

•	You may request a partial surrender at any time. Partial surrenders must be for at least $250. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

•	You can surrender your Policy at any time for its Cash Value, plus any increase in Cash Value added by the Enhanced Cash Value Rider, less any Outstanding Debt. A surrender charge may apply. A surrender may have tax consequences.

•	You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our payment plans.

Variety of Investment Options

•	After we deem the Right to Return Policy Period to have ended, you may allocate Net Premiums (your premium payment less the deductions we take) among the Subaccounts and the Guaranteed Interest Account.

•	The Subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the Subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the Subaccount invested.

•	The Guaranteed Interest Account is part of our General Account. We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Guaranteed Interest Account.

•	As your needs or financial goals change, you can change your investment mix. You may transfer Account Value among any of the Subaccounts or between the Subaccounts and the Guaranteed Interest Account while continuing to defer current income taxes.

Dollar-Cost Averaging

•	Under our dollar-cost averaging program, you may transfer Account Value on a monthly or quarterly basis from the Vanguard VIF Money Market Subaccount to any other Subaccount through written request or other method acceptable to us. By investing the same amount on a regular basis, concerns about the market could be lessened. This strategy, however, does not guarantee that any Fund will gain in value, and does not protect against a decline in value if market prices fall.

Portfolio Rebalancing

•	Our portfolio rebalancing program may help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program, however, does not guarantee a gain or protect against an investment loss.

Supplemental Insurance Benefits

•	You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Insurance Benefits” for a description of the other optional benefits that we offer.

Policy Risks

Possible Adverse Tax Consequences

•	In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test.

•	Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain full and partial surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Termination

•	If the value of a Policy can no longer cover the Policy’s monthly deduction and any loan interest due, the Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce Account Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then the Policy could terminate. In that case, the Owner will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, the Policy will terminate without value; all rights and benefits under the Policy, including insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.

Partial Surrender Limitations

•	The minimum partial surrender amount is $500 (plus its applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount under your Policy, and will reduce your Account Value in the Subaccounts and Guaranteed Interest Account. Federal income taxes and a penalty tax may apply to partial surrenders.

Effects of Policy Loans

•	A Policy loan, whether or not repaid, will affect your Policy’s value over time because we transfer the amount of the loan from the Subaccount and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

•	A Policy loan also reduces Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk that the loan will reduce your Cash Value to an amount that will cause a Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid your Policy’s termination without value and the end of insurance coverage.

Policy is Only Suited for Long-Term Protection

•	We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Account Value in the near future.

Portfolio Risks

Your Policy’s value will depend upon the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of a Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Account Value, if investment results are too low, the Account Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept your Policy in force for a substantial time, you may be able to draw upon Account Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the Death Benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying and owning the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals, or transferring Account Value among the Subaccounts and the Guaranteed Interest Account, or taking a loan.

Transaction Fees

Charge	When Charge is Deducted	Maximum Guaranteed Charge[1]

Sales Charge[2]	Upon receipt of each premium payment during the first ten policy years and during the ten policy years following an increase in Specified Amount	9% of premium paid up to Target Premium

DAC Tax Charge[3]	Upon receipt of each premium payment	1.25% of premium paid

Partial Surrender Fee	Upon a partial surrender under the Policy	The lesser of $25 or 2% of the amount surrendered

Transfer Fee	Upon transfer of Account Value	$25 per transfer

Projection Report Charge	When requested	$25 per report

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Maximum Guaranteed Charge[1]

Cost of Insurance Charge[4]	On the Policy Date, the effective date of each coverage segment,[6] and each Monthly Anniversary Day

• Minimum and Maximum Charge[5]		$.08 to $83.33 per $1,000 of Net Amount at Risk[7]

• Charge for a 50 year-old male non-smoking Insured; second policy year; Policy issued on a guaranteed issue basis		$.61 per $1,000 of Net Amount at Risk

Mortality and Expense Risk Charge	On the Policy Issue Date and each Monthly Anniversary Day	0.05% per month (.60% annually) of Account Value in the Variable Account[8]

Administrative Charge	On the Policy Issue Date and each Monthly Anniversary Day	$12.50[9]

Loan Interest Spread[10]	On each Policy Anniversary after a loan is taken or upon death, surrender, or lapse, if earlier	0.60% (effective annual rate) of loan amount for Policy years 1-10; 0.45% (effective annual rate) of loan amount for Policy years 11+

Optional Rider Charges

Charge	When Deducted	Maximum Amount Deducted[10]

Cost of Insurance Charge for Adjustable Term Insurance Rider[4]	On the Policy Date and each Monthly Anniversary Day thereafter

• Minimum and Maximum Charge[11]		$.08 to $83.33 per $1,000 of Net Amount at Risk year;

• Charge for a 50 year-old male, non-smoking Insured; second policy year; Policy issued on a guaranteed issue basis		$.61 per $1,000 of Net Amount at Risk

Enhanced Cash Value Rider	No Charge	No Charge

Enhanced Maturity Extension Rider	On issuance of rider and each Monthly Anniversary Day	$.01 per $1,000 Specified Amount plus term insurance

(1)	The maximum guaranteed charge may be lower for your Policy. Please see your Policy’s schedule pages for more information.
(2)	The maximum guaranteed sales charge under your Policy will depend on our distribution expenses and only is deducted up to the Target Premium. The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 policy without violating the limits imposed by the federal income tax law definition of a modified endowment contract. Our distribution expenses may be affected by the characteristics of the Insured’s issue age, gender and risk class under the Policy and the duration of Policy. We may refund a portion of the sales charge if the Policy is surrendered during the first three policy years and is not in default. You may obtain more information about your sales charge by contacting us.
(3)	We reserve the right to increase the charge for taxes due to any change in tax law or due to any change in the cost to us.
(4)	The cost of insurance charge and the cost of insurance charge for the Adjustable Term Rider assessed under the Policy depend on the Insured’s issue age (or age on the effective date of increase of Specified Amount), gender, risk class, and the duration of the Policy (or the increase in Specified Amount). The cost of insurance charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see each Policy’s schedule pages for more information about the guaranteed cost of insurance charge that applies to a particular Policy. You may obtain more information about your cost of insurance charge by contacting us.
(5)	The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, nonsmoker, and age 20. The maximum guaranteed cost of insurance charge assumes an Insured with the following characteristics: all Insureds attained age 99.
(6)	A coverage segment is the initial Specified Amount; each increase in Specified Amount is its own coverage segment.
(7)	The maximum charge does not reflect any additional underwriting rating. A rating is an increased charge levied by an insurance company to reflect the increased risks it assumes because of the health of the insured.
(8)	We will lower the mortality and expense risk charge after the 10th Policy year to at least 0.0375% per month (0.45% annually) of Account Value in the Variable Account.
(9)	The administrative charge is currently $12.50 per month during the first three Policy years for Policies issued on a medically underwritten basis, and then becomes $7.50 per month on and after the third Policy anniversary. The administrative charge is currently $10.50 per month for the first three Policy years for Policies issued on a guaranteed issued basis, and then becomes $7.50 per month on and after the third Policy anniversary.
(10)	The loan interest spread charge is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to amounts held in the Loan Account to secure your loan. We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 4.60% for Policy years 1-10 and an effective annual rate of 4.45% for Policy years 11 and later. We guarantee that the minimum interest we credit to your amount held in the Loan Account to secure your loans will be at least equal to an effective annual rate of 4.0% during all Policy years.
(11)	The minimum guaranteed cost of insurance charge for the Adjustable Term Insurance Rider assumes an Insured with the following characteristics: female, nonsmoker, preferred, issue age 18, 0 years since issue of the rider, and minimum Specified Amount of $100,000. The maximum guaranteed cost of insurance charge for the rider assumes an Insured with the following characteristics: all Insureds at age 99.

*        *        *

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time you own the contract. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the Subaccounts. The table reflects the total operating expenses for the portfolios for the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information about the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this Prospectus.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.18%	1.90%

*	Total annual portfolio operating expenses are expenses that are deducted from portfolio company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.

The following table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2003.

Annual Portfolio Operating Expenses for the Year Ended December 31, 2003

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses

The Alger American Fund—0 Class
Alger American Balanced Portfolio	0.75%	N/A	0.12%	0.87%
Alger American MidCap Growth Portfolio	0.80%	N/A	0.13%	0.93%

Dreyfus Investment Portfolios
Small Cap Stock Index Portfolio—Service Shares[1]	0.35%	0.25%	0%	0.60%

Dreyfus Variable Investment Fund
Appreciation Portfolio—Initial Shares	0.75%	N/A	0.05%	0.80%
International Value Portfolio—Initial Shares	1.00%	N/A	0.49%	1.49%

Enterprise Accumulation Trust
Growth Portfolio[1]	0.75%	0.30%	0.08%	1.13%
Small Company Growth Portfolio[1]	1.00%	0.30%	0.09%	1.39%
Small Company Value Portfolio[1]	0.80%	0.30%	0.08%	1.18%
Total Return Portfolio[1]	0.55%	0.15%	0.17%	0.87%

Fidelity Variable Insurance Products (VIP) Initial Class
Asset ManagerSM Portfolio	0.53%	N/A	0.10%	0.63%
ContraFund® Portfolio	0.58%	N/A	0.09%	0.67%
Growth Portfolio	0.58%	N/A	0.09%	0.67%
Growth and Income Portfolio	0.48%	N/A	0.11%	0.59%

INVESCO Variable Investment Funds, Inc.
INVESCO VIF—Financial Services Fund	0.75%	N/A	0.36%	1.11%
INVESCO VIF—Health Sciences Fund	0.75%	N/A	0.33%	1.08%
INVESCO VIF—Telecommunications Fund	0.75%	N/A	0.41%	1.16%

Janus Aspen Series—Institutional Shares
Capital Appreciation Portfolio	0.65%	N/A	0.03%	0.68%
Flexible Income Portfolio	0.60%	N/A	0.04%	0.64%
International Growth Portfolio	0.65%	N/A	0.11%	0.76%
Worldwide Growth Portfolio	0.65%	N/A	0.06%	0.71%

Annual Portfolio Operating Expenses for the Year Ended December 31, 2003

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses

Janus Aspen Series—Service Shares
Mid Cap Value Portfolio[1,2]	0.65%	0.25%	1.00%	1.90%

Lord Abbett Series Fund—Class VC
Bond-Debenture Portfolio	0.50%	N/A	0.80%	1.30%
Mid-Cap Value Portfolio	0.75%	N/A	0.33%	1.08%

MFS® Variable Insurance TrustSM—Initial Class
MFS® New Discovery Series	0.90%	N/A	0.14%	1.04%
MFS® Total Return Series	0.75%	N/A	0.09%	0.84%
MFS® Utilities Series	0.75%	N/A	0.17%	0.92%

MONY Series Fund, Inc.
Government Securities Portfolio	0.50%	N/A	0.16%	0.66%
Intermediate Term Bond Portfolio	0.50%	N/A	0.16%	0.66%
Long Term Bond Portfolio	0.50%	N/A	0.16%	0.66%

PIMCO Variable Insurance Trust—Administrative Class
Global Bond Portfolio[1]	0.25%	0.15%	0.52%	0.92%
Real Return Portfolio[1]	0.25%	0.15%	0.26%	0.66%

T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	N/A	N/A	0.85%
Mid-Cap Growth Portfolio	0.85%	N/A	N/A	0.85%
Personal Strategy Balanced Portfolio	0.88%	N/A	N/A	0.88%

The Universal Institutional Funds, Inc.—Share Class I
Core Plus Fixed Portfolio[2]	0.40%	N/A	0.33%	0.73%
Emerging Markets Debt Portfolio	0.80%	N/A	0.41%	1.21%
Emerging Markets Equity Portfolio[2]	1.25%	N/A	0.62%	1.87%
Equity Growth Portfolio[2]	0.55%	N/A	0.39%	0.94%
Global Value Equity Portfolio[2]	0.80%	N/A	0.48%	1.28%
Value Portfolio[2]	0.55%	N/A	0.44%	0.99%

Vanguard® Variable Insurance Fund
Balanced Portfolio	0.30%	N/A	0.01%	0.31%
Capital Growth Portfolio	0.40%	N/A	0.08%	0.48%
Diversified Value Portfolio	0.46%	N/A	0.02%	0.48%
Equity Income Portfolio	0.34%	N/A	0.01%	0.35%
Equity Index Portfolio	0.16%	N/A	0.02%	0.18%
Growth Portfolio	0.37%	N/A	0.02%	0.39%
High Yield Bond Portfolio	0.28%	N/A	0.01%	0.29%
International Portfolio	0.42%	N/A	0.05%	0.47%
Mid-Cap Index Portfolio	0.24%	N/A	0.05%	0.29%
Money Market Portfolio	0.18%	N/A	0.02%	0.20%
REIT Index Portfolio	0.34%	N/A	0.02%	0.36%
Short-Term Corporate Portfolio	0.18%	N/A	0.02%	0.20%
Small Company Growth Portfolio	0.54%	N/A	0.01%	0.55%
Total Bond Market Index Portfolio	0.21%	N/A	0.01%	0.22%
Total Stock Market Index Portfolio[3]	N/A	N/A	N/A	N/A

(1)	Pursuant to distribution plans adopted by certain Funds, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Policies for providing distribution and shareholder services to those portfolios.

(2)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:

Annual Portfolio Operating Expenses for the Year Ended December 31, 2003

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Net Total Annual Expenses

Janus Aspen Series
Mid Cap Value Portfolio	0.65%	0.25%	1.00%	1.50%

The Universal Institutional Funds, Inc.
Core Plus Fixed Portfolio	0.40%	N/A	0.33%	0.70%
Emerging Markets Equity Portfolio	1.25%	N/A	0.62%	1.78%
Equity Growth Portfolio	0.55%	N/A	0.39%	0.85%
Global Value Equity Portfolio	0.80%	N/A	0.48%	1.15%
Value Portfolio	0.55%	N/A	0.44%	0.85%

(3)	Vanguard Total Stock Market Index was funded January 2003. This portfolio is a fund of funds and will only have indirect expenses incurred by the underlying funds in which it invests.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

We may offer other variable life insurance policies which also may invest in the same (or many of the same) Fund portfolios offered under the Policy. These policies may have different charges that could affect their subaccounts’ performance, and they may offer different benefits.

For information concerning compensation paid for the sale of the Policies, see “Distribution Of The Policy.”

MONY LIFE INSURANCE COMPANY

We are a stock life insurance company organized in the State of New York. Our principal offices are located at 1740 Broadway, New York, New York 10019. We are obligated to pay all amounts promised under the Policy. On September 17, 2003, MONY Group Inc. (“MONY Group”), the ultimate parent of MONY Life Insurance Company of America, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

MONY VARIABLE ACCOUNT L

We established MONY Variable Account L as a separate account under New York law on November 28, 1990. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Realized or unrealized income, gains or losses of the Variable Account are credited or charged against the Variable Account without regard to the other income, gains or losses of the Company. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account.

Changes to the Variable Account

We may add new Subaccounts that are not available under the Policy, as well as eliminate one or more Subaccounts from the Variable Account. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior to notice to you, prior approval by you, or prior approval of the SEC to the extent required by the Investment Company Act of 1940 (the “1940 Act”) and applicable law. We will also follow the filing or other procedures established by applicable state insurance regulators including the Superintendent of Insurance of the State of New York.

If a substitution or change is made, we may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we consider it to be in the best interests of persons having voting rights under the policies, the Variable Account may:

•	Be operated as a management investment company under the 1940 Act or any other form permitted by law;
•	Be deregistered under the 1940 Act if such registration is no longer required; or
•	Be combined with other separate accounts of the Company or an affiliate thereof.

Where permitted by law, we also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account. We will notify you of any change to the Variable Account.

THE PORTFOLIOS

You decide the Subaccounts to which you direct premium payments or transfer Account Value. There is a separate Subaccount which corresponds to each portfolio of a Fund offered in the Policy. The investment objectives of each portfolio are substantially similar to the investment objectives of the Subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The Funds (except for the Janus Aspen Series Capital Appreciation Portfolio) are diversified investment companies of the series type. The Janus Aspen Series Capital Appreciation Portfolio is a nondiversified investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Fund than a diversified Fund.

The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before you choose a Subaccount to allocate your premium payments and transfer Account Value, carefully read the prospectus for each Fund, along with this Prospectus. The Funds’ prospectuses include information on the risks of each portfolio’s investments and investment techniques. Please call your agent or our Operations Center to obtain each Fund prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives.

The investment objectives and policies of certain portfolios are similar to the investment objectives and polices of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

Please note: during extended periods of low interest rates, the yields of the Vanguard VIF Money Market Subaccount may become extremely low and possibly negative.

The following table lists the Subaccounts of the Variable Account that are available under the Policy.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

AIM VARIABLE INSURANCE FUNDS—SERIES I

INVESCO VIF—Financial Services Subaccount	Specialty—Financial	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF—Health Sciences Subaccount	Specialty—Health	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF—Technology Subaccount (Effective 4/30/04, assets of INVESCO VIF— Telecommunications Fund were transferred to INVESCO VIF— Technology Fund)	Specialty—Technology	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

THE ALGER AMERICAN FUND—CLASS 0 SHARES

Alger American Balanced Subaccount	Moderate Allocation	Fred Alger Management, Inc.

Alger American MidCap Growth Subaccount	Mid-Cap Growth	Fred Alger Management, Inc.

DREYFUS INVESTMENT PORTFOLIOS—SERVICE

Dreyfus IP Small Cap Stock Index Subaccount	Small Growth	The Dreyfus Corporation

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Appreciation Subaccount	Large Blend	The Dreyfus Corporation (subadvised by Fayez Sarofim & Co.)

Dreyfus International Value Subaccount	Foreign Stock	The Dreyfus Corporation

ENTERPRISE ACCUMULATION TRUST

Enterprise Growth Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise Small Company Growth Subaccount	Small Growth	Enterprise Capital Management Inc. (subadvised by William D. Witter, Inc.)

Enterprise Small Company Value Subaccount	Small Value	Enterprise Capital Management, Inc. (subadvised by Gabelli Asset Management Company)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Enterprise Total Return Subaccount	Intermediate-Term Bond	Enterprise Capital Management, Inc. (subadvised by Pacific Investment Management Company, LLC)

FIDELITY VARIABLE INSURANCE PRODUCTS (VIP)

Fidelity VIP Asset ManagerSM Subaccount	Domestic Hybrid	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc., and Fidelity Investments Japan Limited)

Fidelity VIP ContraFund® Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

Fidelity VIP Growth Subaccount	Large Growth	Fidelity Management & Research Company (subadvised by FMR Co., Inc.)

Fidelity VIP Growth and Income Subaccount	Large Blend	Fidelity Management & Research Company (subadvised by FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited)

JANUS ASPEN SERIES

Janus Aspen Series Capital Appreciation Subaccount	Large Growth	Janus Capital Management LLC

Janus Aspen Series Flexible Income Subaccount	Multisector Bond	Janus Capital Management LLC

Janus Aspen Series International Growth Subaccount	Foreign Stock	Janus Capital Management LLC

Janus Aspen Series Worldwide Growth Subaccount	World Stock	Janus Capital Management LLC

Janus Aspen Series Mid-Cap Value Subaccount	Mid-Cap Value	Janus Capital Management LLC (subadvised by Perkins, Wolf, McDonnell and Company, LLC)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

LORD ABBETT SERIES FUND

Lord Abbett Bond-Debenture Subaccount	High-Yield Bond	Lord, Abbett & Co. LLC

Lord Abbett Mid-Cap Value Subaccount	Mid-Cap Value	Lord, Abbett & Co. LLC

MFS® VARIABLE INSURANCE TRUSTSM

MFS® New Discovery Subaccount	Small Growth	Massachusetts Financial Services Company

MFS® Total Return Subaccount	Domestic Hybrid	Massachusetts Financial Services Company

MFS® Utilities Subaccount	Specialty—Utilities	Massachusetts Financial Services Company

MONY SERIES FUND, INC.

MONY Government Securities Subaccount	Short Government	MONY Life Insurance Company of America

MONY Intermediate Term Bond Subaccount	Intermediate-Term Bond	MONY Life Insurance Company of America

MONY Long Term Bond Subaccount	Long-Term Bond	MONY Life Insurance Company of America

PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Bond Subaccount (Unhedged)	World Bond	Pacific Investment Management Company, LLC

PIMCO Real Return Subaccount	Intermediate-Term Bond	Pacific Investment Management Company, LLC

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Subaccount	Large Value	T. Rowe Price Associates, Inc.

T. Rowe Price Mid-Cap Growth Subaccount	Mid-Cap Growth	T. Rowe Price Associates, Inc.

T. Rowe Price Personal Strategy Balanced Subaccount	Domestic Hybrid	T. Rowe Price Associates, Inc.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Morgan Stanley UIF Core Plus Fixed Income Subaccount	Intermediate-Term Bond	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Emerging Markets Debt Subaccount	International Bond	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Emerging Markets Equity Subaccount	Diversified Emerging Markets	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Equity Growth Subaccount	Large Blend	Morgan Stanley Investment Management Inc.

Morgan Stanley UIF Global Value Equity Subaccount	World Stock	Morgan Stanley Investment Management Inc. (subadvised by Morgan Stanley Investment Management Limited)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Morgan Stanley UIF Value Subaccount	Large Value	Morgan Stanley Investment Management Inc.

VANGUARD® VARIABLE INSURANCE FUND

Vanguard VIF Balanced Subaccount	Domestic Hybrid	Wellington Management Company, LLP

Vanguard VIF Capital Growth Subaccount	Large Growth	PRIMECap Management Company

Vanguard VIF Diversified Value Subaccount	Large Value	Barrow, Hanley, Mewhinney & Strauss, Inc.

Vanguard VIF Equity Income Subaccount	Large Value	Wellington Management Company, LLP and The Vanguard Group, Inc. are co-advisers

Vanguard VIF Equity Index Subaccount	Large Blend	The Vanguard Group, Inc.

Vanguard VIF Growth Subaccount	Large Growth	Alliance Capital Management L.P.

Vanguard VIF High Yield Bond Subaccount	High Yield Bond	Wellington Management Company, LLP

Vanguard VIF International Subaccount	Foreign Stock	Schroder Investment Management North America Inc.

Vanguard VIF Mid-Cap Index Subaccount	Mid-Cap Blend	The Vanguard Group, Inc.

Vanguard VIF Money Market Subaccount	Money Market	The Vanguard Group, Inc.

Vanguard VIF REIT Index Subaccount	Specialty—Real Estate	The Vanguard Group, Inc.

Vanguard VIF Short-Term Corporate Subaccount	Short-Term Bond	The Vanguard Group, Inc.

Vanguard VIF Small Company Growth Subaccount	Small Growth	Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co., LLC are co-advisers

Vanguard VIF Total Bond Market Index Subaccount	Intermediate-Term Bond	The Vanguard Group, Inc.

Vanguard VIF Total Stock Market Index Subaccount	Large Blend	The Vanguard Group, Inc.

We have entered into agreements with either the investment adviser or distributor of certain Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us more than others. The percentages range from 0 to 25 basis points. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from portfolio assets for providing distribution and shareholder support services to the portfolios.

Your Right to Vote Portfolio Shares

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permissible to vote the shares of the Funds in our own right.

Unless otherwise required by law, we will determine the number of votes which you have the right to cast by dividing your Account Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90-days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund’s meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. We will also exercise the voting rights from assets in each Subaccount, which are not otherwise attributable to Owners. These votes will be exercised in the same proportion as the voting instructions that are timely received for all policies participating in that Subaccount. Generally, we will vote any voting rights attributable to shares of portfolios of the Funds held in our General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by the Variable Account and by our other separate accounts.

Disregard of Voting Instructions

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio’s objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

Material Changes in Investment Policy

No material change in the investment policy of the Variable Account will be made without prior concurrence of the New York Insurance Department. We will notify Owners as to any proposed material change. If an Owner objects to the change he or she may exchange transfer to the Guaranteed Interest Account the entire amount of Fund Value in the Separate Account. Election of this exchange transfer will change the Contract to one that is not dependent upon the investment results of the separate account. An owner will have 60 days after (a) the effective date of the material change, or (b) the receipt of the notice of the change, whichever is later. The exchange transfer will take effect on the Monthly Anniversary Day that coincides with, or next follows, the date we receive the request at our Operations Center.

THE GUARANTEED INTEREST ACCOUNT

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this

Prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate a portion of your Net Premiums and transfer Account Value to our Guaranteed Interest Account subject to the Guaranteed Interest Account Limitation then in force by us, as explained in your Policy. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The General Account holds all of our assets other than those held in the Variable Account or in our other separate accounts. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account.

We may credit your Account Value in the Guaranteed Interest Account with an interest rate based on our guaranteed minimum interest rate, the London InterBank Offered Rate (the “LIBOR” rate), or a portfolio rate. We discuss these rates below.

At the time of Policy issue, you may choose a strategy for crediting interest to your Account Value held in the Guaranteed Interest Account. You may choose either the LIBOR crediting rate strategy or the portfolio crediting rate strategy. You may choose an interest crediting strategy only once during the life of the Policy, and once you choose, you cannot change to another strategy. However, at a minimum, we will credit Account Value in the Guaranteed Interest Account with a guaranteed minimum interest rate of .010746%, compounded daily, for a minimum effective annual rate of 4%, and such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 4% annually on the Account Value you hold in the Guaranteed Interest Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 4% minimum.

Any change in interest rate will be on a uniform basis for Insureds of the same class and will be determined in accordance with the procedures and standards on file with the Superintendent of Insurance of the State of New York.

Under the LIBOR crediting rate strategy, we will attempt to acquire securities that will result in a crediting rate that tracks the 12-month U.S. Dollar LIBOR rate as fixed by the British Banker’s Association. Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 4% per year. Under our current interest strategy we may use either the LIBOR rate or the portfolio crediting rate strategy. However, we reserve the right to change our interest strategy.

Under the portfolio crediting rate strategy, we select all investments and determine the crediting rate based on our expectation of investment experience of a portfolio of assets supporting this and other similar products as we may so choose. If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 4% rate.

Any rates we declare in excess of the 4% rate under either the general portfolio or the LIBOR based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at anytime after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Guaranteed Interest Account.

We cannot predict or guarantee future excess interest rates. We bear the full investment risk for Account Value allocated to the Guaranteed Interest Account. The interest credited to this account does not reflect the investment performance of the underlying assets.

THE POLICY

We designed the Policy to meet the needs of individuals and corporations that wish to purchase life insurance benefits on the lives of key employees, members of the employer’s board of directors, certain selected independent contractors, or certain selected highly compensated employees. The Policy may be sold together with other related policies forming a case. There may be differences in your Policy (such as differences in fees, charges and benefits) from the description below because of the market where we issue your Policy. We will include any such differences in your Policy.

Applying for a Policy

To purchase a Policy, you must complete an application and then have your agent submit the application to us. We must also have evidence that the proposed insured meets our underwriting requirements. After we have received the necessary information, it can sometimes take several weeks for us to evaluate that information to decide whether to issue a Policy, and if so, what the Insured’s risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount to put your Policy into effect. We will not pay a death benefit before the Policy is effective unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy on the life of an Insured not less than 18 years of age and up to and including 80 years of age. The age of the Insured is the age on his or her birthday nearest the date of the Policy. We may reject an application for any lawful reason.

The minimum Target Death Benefit is generally $100,000. The minimum Specified Amount you may apply for is $100,000. The Specified Amount may be reduced to $50,000 if at least $50,000 of Adjustable Term Insurance Rider is added to the Policy. However, we reserve the right to revise our rules at any time to require a different minimum Specified Amount and Target Death Benefit at issue for subsequently issued Policies.

Temporary Insurance Coverage

A Life Insurance Binder Agreement is available for use as a receipt of premium and to effect coverage prior to the issuance of any Policies. It is designated to provide a specific amount of coverage for a limited period of time. Typically, this coverage will not exceed $2,000,000 nor will it usually extend beyond 90 days. We charge an additional premium for the Life Insurance Binder Agreement and will apply that amount to the Policy, if issued. We will apply the premium from the Life Insurance Binder Agreement to the Policy at the time the Policy is issued provided that the Policy is not canceled under the Right to Return Policy Period.

Policy Date

Each Policy has a Policy Date. We use the Policy Date to determine the Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date will normally be the later of: (1) the date that we authorize delivery of the Policy (“Policy Issue Date”); or (2) the Policy Date you request in your application. No premiums may be paid with the application except under the temporary insurance procedures.

Backdating

We may sometimes backdate your Policy if you request, by assigning a Policy Date earlier than the Policy Issue Date so that you can obtain lower insurance rates based on a younger insurance age. We will not backdate a Policy for more than six months before the date of your application. If we backdate a Policy, charges will begin earlier than they otherwise would have begun if you had not backdated the Policy. Your initial Scheduled Premium payment will have to include a sufficient premium to cover the extra charges for the backdating period.

Underwriting

We may issue the Policy on a guaranteed issue basis, or on a medically underwritten basis. When we issue a Policy on a medically underwritten basis, we may require a medical examination of the proposed insured.

Policies issued on a guaranteed issue basis may be more expensive than those issued on a fully underwritten basis because certain Insureds under guaranteed issue Policies may be assessed higher cost of insurance rates.

Owner

The Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or that we allow. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders. Assigning the Policy, and full and partial surrenders may have tax consequences.

If more than one person is named as the Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person’s estate, unless otherwise provided.

Right To Examine A Policy – Right To Return Policy Period

You have the right to examine the Policy when it is received. You may cancel and return the Policy for any reason during the refund privilege period for the Policy by returning it to us at our Operations Center. In the event that you return your Policy, we will return to you either the total amount of premium paid or the cash value plus charges deducted under the Policy, depending upon the requirements of state law.

PREMIUMS

General

We will usually credit your initial premium payment to a Policy on the later of the date we issue that Policy, the Policy Date, or the date we receive your payment. We will credit any subsequent premium to a Policy on the Valuation Date we receive it at our Operations Center. If you submit your premium payment to your agent, we will not begin processing the premium payment until we have received it from your agent’s selling firm.

The total premiums you pay may not exceed guideline premium limitations for life insurance set forth in the Code if the guideline premium test is selected. We may reject any premium, or any portion of a premium, that would result in a Policy being disqualified as life insurance under the Code. Further, we reserve the right to reject all or a portion of any premium payment if part (b) (Fund Value on the date of the Insured’s death multiplied by a death benefit percentage) under either Death Benefit Option 1 or Death Benefit Option 2 is in effect. We will refund any rejected premium. We will tell you once we process a transaction if a Policy is in jeopardy of becoming a modified endowment contract under the Code.

Initial Premium

You must pay an amount equal to at least one fourth of the Target Premium shown in your Policy’s schedule pages to put the Policy into effect. If you want to pay premiums less than annually, you will have to pay a higher premium amount which will equal the lesser of the minimum annual premium divided by the frequency of the scheduled premium payments, or 25% of the Target Premium.

We base the initial minimum premium on a number of factors including:

1.	the Specified Amount;

2.	any riders you added to a Policy; and

3.	the Insured’s age, smoking status, gender (unless unisex rates apply), and underwriting class.

After your initial premium payment, your full Scheduled Premiums (as discussed below) become due. Once we approve your application and we issue you your Policy, the balance of the first Scheduled Premium payment is payable and should be sent to our Operations Center. The Scheduled Premium payment specified in your Policy must be paid in full when your Policy is delivered. Your Policy is effective the later of: (1) acceptance and payment of the Scheduled Premium payment; or (2) the Policy Date requested in the application.

Case Premiums

We issue the Policy as part of a case. A case is a grouping of one or more policies connected by a non-arbitrary factor. Examples of factors are individuals who share a common employment, business, or other relationship. The sum of the premiums to be received by us in the first policy year for the policies representing the case must be at least $100,000. We may, in our sole discretion, allow a reduced minimum case premium where our rules for exceptions are met.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another on the life of the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. The charges for this Policy may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Scheduled Premiums

Your initial premium is the only premium you must pay under the Policy. However, you greatly increase your risk of termination if you do not regularly pay premiums. Paying your Scheduled Premiums will not necessarily keep your Policy in Force. Additional premiums may be necessary to keep your Policy in force. (See “Termination”).

When you apply for the Policy, you may determine a Scheduled Premium payment. This Scheduled Premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. We will send you a premium reminder notice for the Scheduled Premium payment amount on an annual, semiannual, quarterly or monthly basis, at your option. After the minimum annual premium has been paid, the minimum Scheduled Premium for any Policy is $100.

Unscheduled Premiums

In general, you may make premium payments at any time provided the premium payment is for at least $250. However, we may reject or limit any unscheduled premium that would result in an immediate increase in the Death Benefit payable under the Policy, unless you provide us with satisfactory evidence of insurability when you make the payment. An immediate increase would occur if the Policy’s Death Benefit equals your Cash Value

(plus any applicable Enhanced Cash Value) multiplied by a death benefit percentage as a result of the federal income tax law definition of life insurance. See “Death Benefits,” and “Tax Considerations.” If we do not receive satisfactory evidence of insurability, we will return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Repayment Of Outstanding Debt

We will treat payments you send to us as premium payments and not as repayment of Outstanding Debt, unless you request otherwise. If a payment is treated as a repayment of Outstanding Debt, we will apply any part of a payment that exceeds the amount of Outstanding Debt to the Account Value in the Variable Account and/or Guaranteed Interest Account: we will only deduct applicable taxes and sales charges from premium payments.

Allocating Net Premiums

You specify the percentage of your Net Premium we are to allocate to the Subaccounts and to the Guaranteed Interest Account. No allocation may be for less than .01% of a Net Premium, and allocation percentages must total 100%. You may change your allocations at any time by writing to our Operations Center. The change will apply to the Net Premium payments you make upon receipt of your instructions.

If you submitted a premium payment before the Policy Date, we will allocate the payment to our General Account and then transfer the payment to the Guaranteed Interest Account on the Policy Date. During the Right to Return Policy Period, we will invest Net Premiums to the Guaranteed Interest Account. After we deem the Right to Return Policy Period to have ended, we will transfer your Account Value according to your allocation instructions.

You may allocate unscheduled premium payments by percentage or dollar amount. You also may specify an allocation choice that is different than your allocation choice for your Scheduled Premiums. This choice will not change your allocation choice for future Scheduled Premiums.

Limit on Premium Payments Allocated to the Guaranteed Interest Account

We will return to you any part of a premium payment requested for allocation to the Guaranteed Interest Account if (1) the Account Value in the Guaranteed Interest Account equals or exceeds the Guaranteed Interest Account Limitation in force by us at that time, as explained in your Policy, or (2) acceptance of that part of the premium payment would cause the account value in the Guaranteed Interest Account to exceed such Limitation.

HOW YOUR ACCOUNT VALUE VARIES

Account Value

The Account Value is the entire amount we hold under your Policy for you, and serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount held under the Policy in each Subaccount of the Variable Account, in the Guaranteed Interest Account, and in the Loan Account.

We determine Account Value on each Valuation Date. The Account Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the monthly deductions, partial surrenders, and loan repayments. Your Account Value may be more or less than the premiums you paid.

Surrender Value

The surrender value on any Valuation Date is the Cash Value less any Outstanding Debt. If you surrender your Policy during the first eight Policy years, you may be eligible to have an Enhanced Cash Value percentage added to your Cash Value. See “Enhanced Cash Value Rider.” The Cash Value of the Policy equals the Account Value plus any applicable refund of sales charges. Thus, the Cash Value will exceed the Policy’s Account Value by the refund amount in the three years following policy issuance. Once the refund of sales charges period has expired, the Cash Value will equal your Policy’s Account Value. See “Surrender.”

Subaccount Values

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. When you make allocations to a Subaccount, either by premium allocation, transfer of Account Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with units in a Subaccount.

On any Valuation Date, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the Unit Value for that Date. We make the calculation before the purchase or redemption of units on that Valuation Date.

We arbitrarily set the Unit Value of each Subaccount at $10 when we established the Subaccount. After that, a Subaccount’s Unit Value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Valuation Date to the next. We calculate the Unit Value of a Subaccount on any Valuation Date as follows:

•	Calculate the value of the shares of the portfolio belonging to the Subaccount as of the close of business on that Valuation Date. We do this calculation before giving effect to any Policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to us by the managers of the portfolio is used.

•	Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

•	Divide the resulting amount by the number of units held in the Subaccount on the Valuation Date before the purchase or redemption of any units on that Date.

Guaranteed Interest Account Value

On any Valuation Date, the Account Value in the Guaranteed Interest Account is:

•	the accumulated value with interest on the Net Premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Date; minus

•	withdrawals from the Guaranteed Interest Account before that Date for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer fee, if any, and any monthly deductions.

TRANSFERS

After we deem the Right to Return Policy Period to have ended, you may transfer Account Value in the Variable Account and the Guaranteed Interest Account among the Subaccounts, from the Subaccounts to the Guaranteed Interest Account, or from the Guaranteed Interest Account to the Subaccounts. Your request for a transfer may be in writing or in any other form acceptable to us. We reserve the right to impose a transfer fee for each transfer after the twelfth transfer in a policy year, and consider the request for purposes of the transfer fee to be one transaction. We will deduct a transfer fee, if any, from the investment option from which Account Value is being transferred, or if the transfer involves more than one investment option, we will deduct a transfer fee on a pro rata basis from all of the involved investment options (at present, we do not deduct this fee). If there is not sufficient Account Value in that investment option, we will deduct the charge pro-rata from the investment options.

Transfers among the Subaccounts will be effective as of the end of the Valuation Date during which we receive the your request at our Operations Center. We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See “Payments.” Currently, we do not limit the number of transfers between Subaccounts. We also currently do not require a minimum amount in transfers between Subaccounts or require that a minimum amount remain in a given Subaccount after a transfer is made to another Subaccount.

Transfers from the Variable Account to the Guaranteed Interest Account will be effective on the Valuation Date we receive your request at our Operations Center. We will reject any part of a transfer to the Guaranteed Interest Account if the Account Value in the Guaranteed Interest Account equals or exceeds the Guaranteed Interest Account Limitation then in effect, as explained in your policy. Any portion of a requested transfer which is rejected will be retained in the Subaccounts in the same proportion as the transfer amount allocated against each sub-account bears to the total transfer amount.

You may make a transfer of Account Value from the Guaranteed Interest Account to any of the Subaccounts once each policy year. A request for such transfer must be received by us at our Operations Center on or within 30 days after a policy anniversary, and will be processed on the Valuation Date we receive it. We will, however, process a transfer request on the policy anniversary if the request is received not more than 10 days before the policy anniversary. That request will be processed on the policy anniversary. We will not process transfer requests from the Guaranteed Interest Account at any other time. We may reject any part of a requested transfer from the Guaranteed Interest Account if that part would exceed the greater of: (a) 25% of the Account Value held in the Guaranteed Interest Account on the date the transfer would take effect; or (b) $5,000.

Currently there is no charge on transfers of Account Value between Subaccounts or between the Guaranteed Interest Account and the Subaccounts. We reserve the right to charge up to a maximum of $25 for transfers. In addition, we reserve the right to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or Subaccounts after a transfer.

At any time during the first 24 months after the date of issue of the Policy, the entire amount of Account Value in the Subaccounts may be transferred to the Guaranteed Interest Account. Election of this exchange transfer will change this Policy to a policy that is not dependent upon the investment results of a separate account. There will be no transfer charge for an exchange transfer and the Guaranteed Interest Account limitation will be waived. On the date an exchange transfer takes effect, the premium allocations will be changed to the Guaranteed Interest Account only.

The Contract and the Funds are not designed for professional “market timing” organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of the Funds. These kinds of strategies and transfer activities are disruptive to the Funds in which the Variable Account invests.

Subject to state approval, we reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an Owner if:

(a)	we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental affect on unit values or share prices of the Fund portfolios; or

(b)	we are informed by one or more of the Funds that the purchase or redemption of Fund shares must be rejected because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental affect on share prices of the Fund portfolios.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Owners.

Transfers By Third Parties

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. We will mail notification to you within one Valuation Date if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DEATH BENEFITS

As long as a Policy is in effect and before the Maturity Date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of an Insured’s death. We may postpone payment of the Death Benefit under certain conditions. See “Payments.” We will pay the proceeds to the Beneficiary.

Amount Of Death Benefit Proceeds Payable

The amount of Death Benefit proceeds payable equals:

1.	the Death Benefit payable at the death of an Insured; less

2.	any Outstanding Debt, (and if in the grace period, further reduced by overdue charges).

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See “Misstatement of Age or Gender,” “Suicide Exclusion,” and “Incontestability.”

Death Benefit Options

When you apply for a Policy, you have to make three choices about the Death Benefit. First, you must select the Death Benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy one of two alternative Death Benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test requires that the Policy’s Death Benefit always be equal to or greater than the Account Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by an Insured’s age, gender, and smoking status; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages may vary by an Insured’s age. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Account Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of each Insured. Total life insurance coverage consists of Specified Amount and amounts added by the Adjustable Term Insurance Rider. The minimum Specified Amount is $100,000, unless you add the Adjustable Term Insurance Rider. If you add the Adjustable Term Insurance Rider to the Policy, the Specified Amount may be reduced to $50,000 if you add $50 of adjustable term life insurance.

Finally, you must select a Death Benefit option: Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Account Value (thus reducing the cost of insurance charges), you should consider choosing Death Benefit Option 1. If you do not select a Death Benefit option, we will assume you selected Option 2. Subject to certain restrictions, you may change your Death Benefit option, see below. Information about the riders is provided under “Optional Insurance Benefits,” below.

Under Death Benefit Option 1, your Death Benefit under a Policy will be the greater of:

a.	the Specified Amount in effect on the date of the Insured’s death plus any increase in Account Value since the last Monthly Anniversary Day, plus any term insurance you may have added by rider, or

b.	the Cash Value on the date of the Insured’s death multiplied by the applicable death benefit percentage shown in the Policy.

Under Death Benefit Option 2, your Death Benefit under a Policy will be the greater of:

a.	the Specified Amount in effect on the date of the Insured’s death plus any term insurance you may have added by rider, plus the Account Value on the date of the Insured’s death, or

b.	the Cash Value on the date of the Insured’s death multiplied by the applicable death benefit percentage shown in the Policy.

The Death Benefit in Option 2 will always vary as Account Value varies.

The death benefit percentage will vary by the definition of life insurance you selected. A table showing the death benefit percentages is in your Policy.

In addition to using the death benefit percentage shown in the Policy, you may elect at issue an alternate death benefit percentage. The alternate death benefit percentage may produce a higher base death benefit amount beginning the later of the Insured’s age 55 or 10 years following Policy issue. This alternate death benefit percentage grades back to the federal tax law death benefit percentage at the Maturity Date. Use of the alternate death benefit percentage results in a higher ratio of base death benefit to Account Value than that resulting from the use of the federal tax law death benefit percentage beginning the later of the Insured’s age 55 or 10 years following Policy issue. The higher percentage then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by the use of the federal tax law death benefit percentage. Although the use of the alternate death benefit percentage results in a higher base death benefit than the federal tax law death benefit percentage, this higher base death benefit results in higher cost of insurance charges which has the effect of reducing the Account Value and consequently, future base death benefits. The election of the alternate death benefit percentage may be eliminated at any time; once eliminated, it cannot be reinstated.

How We Determine The Death Proceeds

The actual amount of Death Proceeds will depend on:

•	the Death Benefit as determined above;

•	the use of the Account Value during an Insured’s life;

•	any partial surrenders;

•	any Outstanding Debt plus loan interest accrued and payable to us;

•	any additional insurance provided by rider;

•	any increase or decrease in the Specified Amount;

•	an Insured’s suicide during the first two years since the Policy Date or during the first two years following an increase in existing coverage; and

•	a misstatement of an Insured’s age or gender.

Changing Death Benefit Options

You may change the Death Benefit option under each Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability at the time you make your request. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. Any change in Death Benefit options will become effective on the first Monthly Anniversary Day on or after the date we receive and approve the request at our Operations Center.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce a Policy’s Specified Amount by the amount of that Policy’s Account Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of a Policy by the amount of the Policy’s Account Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the Net Amount at Risk. Generally, the Net Amount at Risk is the amount by which the Death Benefit exceeds Account Value. See “Charges and Deductions – Deductions From Account Value – The Monthly Deductions.” If the Policy’s Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the Net Amount at Risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option 1 to Death Benefit Option 2 will generally result in a Net Amount at Risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the Insured’s age. You should consult a tax adviser before changing the Death Benefit option.

Changing The Target Death Benefit

You may change the Target Death Benefit under a Policy subject to the conditions described below. We will not accept the request for an increase in Target Death Benefit if the Insured is over our current maximum age for issuing the Policy or if the request is for less than the minimum amount of a change as specified in the Policy. We offer an Adjustable Term Insurance Rider that may be more cost effective for you than increasing the Specified Amount under a Policy.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Target Death Benefit may have other tax consequences. You should consult a tax adviser before changing the Target Death Benefit.

Increases

•	You may make scheduled increases of the Target Death Benefit when you apply for the Policy or when you make an unscheduled increase in the Target Death Benefit. Scheduled increases will be effective on the date you request.

•	You may only schedule increases of the Target Death Benefit by purchasing and increasing the amount under the Adjustable Term Insurance Rider.

•	While the Insured is living, you may apply for an unscheduled increase in the Target Death Benefit using a supplemental application. You will have to submit evidence satisfactory to us that the Insured is insurable, and we will not permit an increase in the Target Death Benefit after the Insured’s age 81 (or age 70 for Policies issued on a guaranteed issue basis). Unscheduled increases must be in increments of $10,000.

•	Any unscheduled increase will be effective on the Monthly Anniversary Day that coincides with or follows our approval of your request.

•	Unless you indicate otherwise, we will assume that any request for an unscheduled increase to the Target Death Benefit to be a request for an increase to the Specified Amount.

•	An unscheduled increase in Specified Amount will increase the Target Death Benefit by an equal amount so that the Adjustable Term Insurance Rider amount will remain unchanged after the increase.

•	An approved increase is subject to deduction of the first month’s increased cost of insurance from Account Value.

•	An unscheduled increase in Specified Amount will create a new “coverage segment.” We will allocate Account Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

•	You will incur additional sales charges associated with the increase.

•	We will calculate the sales charge for the increase in a similar way as for the original Specified Amount. We will allocate premiums you pay after the increase to the original and the new coverage segments in the same proportion that the guideline annual premiums (as defined by federal tax law) for each coverage segment bear to the sum of the guideline annual premiums for all segments. We will adjust the Target Premiums and the required premiums under the guaranteed death benefit rider, if applicable.

•	If the Target Death Benefit is increased when a premium payment is received, we will process the increase before we process the premium payment.

•	Increasing the Specified Amount will generally increase the base death benefit of a Policy, and could affect the subsequent level of base death benefit and Account Value under the Policy.

Decreases

•	You may decrease the Target Death Benefit by submitting a written application to us at our Operations Center. The decrease will take effect on the Monthly Anniversary Day on or next following the date we approve it.

•	Any decrease in Specified Amount will reduce the Target Death Benefit of a Policy and may reduce the Specified Amount of the Policy at issue. We only allow decreases in Target Death Benefit of at least $10,000.

•	You may not decrease the Specified Amount or Target Death Benefit below what we allow.

•	We will apply decreases in the Target Death Benefit in the following order:

1.	First to reduce the coverage segments of Adjustable Term Insurance Rider associated with the most recent increases; then

2.	To the next most recent increases of Adjustable Term Insurance Rider successively; then

3.	To the original coverage segment of Adjustable Term Insurance Rider; and

4.	After all coverage segments of Adjustable Term Insurance Rider have been entirely eliminated, then coverage segments of the Specified Amount will be reduced in a similar order.

•	If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

•	Rider coverages may be affected by a decrease in Specified Amount.

•	We will reject a decrease in Specified Amount, if to effect the decrease payments to you would have to be made from Account Value for compliance with the guideline premium limitations and the amount of the payments would exceed the Cash Value of your Policy.

•	A decrease may not cause the remaining Specified Amount to be less than the amount necessary for the Policy to qualify as life insurance under Section 7702 of the Code.

•	If a requested change is not approved, we will send you a written notice of our decision.

BENEFITS AT MATURITY

The maturity date for this policy is the policy anniversary on which the Insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Account Value of the policy less Outstanding Debt. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See “Payments.”

At your option, payment of the benefit may be deferred until the date of the Insured’s death. Death proceeds payable immediately after the maturity date equal the Surrender Value (as defined below under “Policy Values”) of the policy multiplied by the death benefit percentage at the Insured’s age 95. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. You may add these benefits when you apply for your Policy. These other optional benefits are added to your Policy by an addendum called a rider. The amounts of these benefits are fully guaranteed at issue. You can cancel these benefits at any time. Certain restrictions may apply, and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your Policy’s status as a modified endowment contract. See “Tax Considerations.” Your agent can describe these benefits further.

Adjustable Term Insurance Rider

You may elect the Adjustable Term Insurance Rider as a portion of the total Death Benefit. This Rider provides term life insurance on the life of an Insured, which is annually renewable until the Insured’s age 80. The amount of coverage provided by the Rider varies over time.

When we issue a Policy, we establish a schedule of death benefit amounts called the “Target Death Benefit.” The Target Death Benefit may be varied as often as each Policy year, and subject to our rules, may be changed after issue. See “Death Benefits.”

The amount of the Adjustable Term Insurance Rider in effect at any time is equal to the difference between the scheduled Target Death Benefit and the base death benefit. The Rider is dynamic; it adjusts for variations in the base death benefit under a Policy (e.g., changes resulting from the federal income tax law definition of life insurance) so that the Target Death Benefit remains level. We generally restrict the amount of the Target Death Benefit at issue to an amount not more than 900% of the Specified Amount.

For example, assume the base death benefit varies according the following schedule. The Adjustable Term Insurance Rider will adjust to provide Death Benefit proceeds equal to the Target Death Benefit each year.

Base Death Benefit	Target Death Benefit	Term Insurance Rider Amount

$500,000	$550,000	$50,000

$501,500	$550,000	$48,500

$501,250	$550,000	$48,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Rider may be eliminated entirely as a result of increases in the base death benefit. Using the above example, if the base death benefit grew to $550,000, the Adjustable Term Insurance Rider would be reduced to zero. (It can never be reduced below zero). Even though the Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the base death benefit is subsequently reduced below the Target Death Benefit, a Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level.

There is no defined premium for the Adjustable Term Insurance Rider. We add the cost of the Rider to the monthly deductions, and is based on each Insured’s age and risk class. We may adjust the rate charged for the Rider from time to time, but any rate will remain the same for one year. The rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy year. The cost of the Rider is added to our calculation of the Target Premium.

There may be times in which it will be to your economic advantage to include a significant portion of your insurance under the Adjustable Term Insurance Rider. These circumstances depend on many factors, including the premium levels and amounts and duration of coverage you choose, as well as the age, gender, and rate class of the Insured.

Enhanced Cash Value Rider

At no cost to you and if you elect this benefit, we will add the Enhanced Cash Value Rider to your Policy when we issue the Policy. During the first eight Policy years, if you meet the conditions of the Rider, this benefit will increase your Cash Value when you make a full surrender of the Policy. The enhancement, however, is not added to your Account Value should you make a partial surrender, take a loan from your Policy, or if you surrender your Policy by means of an exchange.

Specifically, during the first eight Policy years (and if the conditions of the Rider are met), we will increase the amount payable upon full surrender of the Policy by a maximum additional percentage of Cash Value in each Policy year as follows:

Policy Year	Enhanced Cash Value Percentage

1	5.0%

2	7.0%

3	7.0%

4	6.0%

5	5.0%

6	3.0%

7	2.0%

8	1.0%

9 and later	0.0%

We will continue to deduct any Outstanding Debt from the amount payable at full surrender. Coverage under the Enhanced Cash Value Rider will end on the earliest of: (a) the date your Policy goes out of force; (b) the eighth Policy anniversary of your Policy; or (c) the Valuation Date we receive your request to terminate the Rider. Please see the Rider for more details.

Enhanced Maturity Extension Rider

This rider provides the option to extend coverage beyond the original maturity date of the Policy until the date Death Proceeds becomes payable such that the Death Benefit at maturity is determined in the same manner as it was prior to the original maturity date. Death Proceeds payable upon the Insured’s death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Cash Value. There is a monthly cost for this rider which is deducted monthly from the Account Value.

SURRENDERS AND PARTIAL SURRENDERS

Surrender

You may surrender the Policy at any time by sending a written request and your Policy to our Operations Center. The Policy will terminate at end of the Valuation Date we receive your request. Unless an payment plan is chosen, any proceeds will be paid to the Owner in a lump sum. The amount payable on surrender is the Cash Value on the date of surrender plus any amount added by the Enhanced Cash Value Rider and less any Outstanding Debt.

A surrender may have adverse tax consequences. See “Tax Considerations.”

Partial Surrender

You may request a partial surrender of Account Value at any time. We will process the partial surrender on the Valuation Date we receive it. We currently do not limit the number of partial surrenders you may make in a policy year, although we reserve the right to limit this number to 12.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Account Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Target Death Benefit of less than $100,000 (with at least $50,000 of the Target Death Benefit being Specified Amount in force – i.e., the minimum amount of Target Death Benefit and Specified Amount necessary to issue the Policy).

We will deduct the partial surrender (plus the applicable fee) proportionately from your Account Value in each Subaccount and Guaranteed Interest Account.

There is a fee for each partial surrender of the lesser of 2% of the amount surrendered or $25.

Effect of Partial Surrenders on Account Value and Death Benefit Proceeds

If Death Benefit Option 1 is in effect on the day on which a partial surrender is made, the amount of the base Death Benefit payable on that day will be reduced by the amount of the partial surrender plus its applicable fee. If the amount of that reduced base Death Benefit is less than the Specified Amount in force on that day, the Specified Amount will be decreased to equal the amount of that reduced base Death Benefit. The Target Death Benefit in force must also be adjusted as follows:

(a)	If the base Death Benefit prior to the partial surrender is less than the Target Death Benefit, the Target Death Benefit will be reduced by the amount of the partial surrender plus its applicable fee.

(b)	If the base Death Benefit prior to the partial surrender is greater than or equal to the Target Death Benefit, the Target Death Benefit will be reduced by the lesser of:

(i)	the amount of the partial surrender, plus its applicable fee; or

(ii)	the amount, if any, by which the Target Death Benefit exceeds the difference between the base Death Benefit and the amount of the partial surrender including any applicable fee.

If Death Benefit Option 2 is in effect on the day on which a partial surrender is made, the amount of the base Death Benefit payable on that day is reduced by the amount of the partial surrender plus its applicable fee. The Specified Amount is not changed but the Target Death Benefit must be adjusted as follows:

(a)	If the base Death Benefit prior to the partial surrender is less than the Target Death Benefit, the Target Death Benefit will be reduced by the amount of the partial surrender plus its applicable fee.

(b)	If the base Death Benefit prior to the partial surrender is greater than or equal to the Target Death Benefit, the Target Death Benefit will be reduced by the lesser of:

(i)	the amount of the partial surrender, plus its applicable fee; or

(ii)	the amount, if any, by which the Target Death Benefit exceeds the difference between the Base Death Benefit and the amount of the partial surrender including any applicable fee.

Partial surrenders may have adverse tax consequences. See “Tax Considerations.”

LOANS

You may borrow up to 90% of Account Value under the Policy (less any Outstanding Debt on the date of the loan) by writing us at our Operations Center. The minimum amount you may borrow is $250. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the monthly deduction due on that day). The Policy is the only security for the loan. A loan may have tax consequences. Please consult a tax adviser before borrowing from the Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Account Value in the Variable Account and/or the Guaranteed Interest Account to our Loan Account. We will allocate the amount of the loan against the

Guaranteed Interest Account and/or each Subaccount in the Variable Account in the same proportion that Account Value held in the Guaranteed Interest Account and/or each Subaccount bears to total Account Value. The Loan Account is part of our General Account. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.0%. If when you are repaying a loan the amount of your repayment exceeds your Outstanding Debt, we will allocate the excess to the Variable Account and/or the Guaranteed Interest Account pursuant to your most recent allocation instructions.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of a loan under certain conditions. See “Payments.”

We charge interest on a loan at an annual rate of 4.6%. Loan interest is payable in arrears on each Policy anniversary. If you do not pay interest when due, it will be added to the amount of the loan and accrue interest accordingly. To secure this “new” loan, we will deduct amounts from the Account Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Account Value on the Policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time while the Policy is in effect by sending the repayment to our Operations Center. You must clearly mark a payment as a loan or interest payment for it to be treated as such. If a payment is not identified as a loan repayment, it will be treated as a premium payment. If a loan repayment is made which exceeds Outstanding Debt, we will consider the excess to be part of a Scheduled Premium, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions, unless you specify otherwise.

We will deduct any Outstanding Debt from surrender value and Death Benefit proceeds payable at the Insured’s death.

Effect of Loans

A loan affects the Policy because we reduce Death Benefit proceeds and surrender value under a Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Account Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to the loan amount as collateral. This amount is not affected by the Variable Account’s investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect Account Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

TERMINATION

General

If on any Monthly Anniversary Day, the Account Value (less Outstanding Debt) under a Policy is not sufficient to pay the current monthly deduction, we will deduct the amount that is available and we shall send the Owner (and any assignee of record) a notice of insufficient value. A grace period of 61 days from the date of the notice of insufficient value will be allowed for payment. If you do not pay the required premium, the Policy will lapse. We will send the notice of insufficient value not more than 45 days before the end of the grace period.

Amounts You Must Pay to Prevent Lapse

If you receive a notice of insufficient premium and the Guaranteed Death Benefit Rider is not in effect, you must pay the amount stated in the notice during the grace period to keep a Policy in effect. In general, the amount will equal:

(a)	any balance needed for the monthly deduction; plus

(b)	any accrued loan interest due during the grace period; plus

(c)	an amount equal to two monthly deductions, or if greater, the number of monthly deductions until the next Scheduled Premium due date.

If you elect the Guaranteed Death Benefit Rider, however, the Specified Amount of your Policy will not lapse during the guarantee period of the rider even if your Account Value less Outstanding Debt is not sufficient to cover all deductions from Account Value on any Monthly Anniversary Day, provided that the test for continuation of the guarantee period set forth in your rider has been met.

A Policy Will Remain in Effect During the Grace Period

A Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we would reduce the Death Benefit proceeds by the unpaid monthly deduction and by the amount of any Outstanding Debt. If you do not pay the required premium before the grace period ends, the Policy will terminate. It will have no value and no benefits will be payable. We will allocate required premium payments made during the grace period among the Subaccounts and/ or the Guaranteed Interest Account according to your current Scheduled Premium allocation instructions. We will charge any monthly deduction due to the Subaccounts and the Guaranteed Interest Account on a proportional basis.

Reinstatement

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day preceding the beginning of the grace period.

The effective date of a reinstatement will be the Monthly Anniversary Day on or following the date we approve the application for reinstatement. To reinstate your Policy, you must provide us the following items:

1.	a written application from you received at our Operations Center within five years after the Monthly Anniversary Day preceding the beginning of the grace period;

2.	satisfactory evidence to us of the Insured’s insurability;

3.	payment of a premium large enough to:

a.	pay the balance needed during the grace period as described in the “Amounts you must pay to prevent lapse” section above; and

b.	keep the Policy in effect for at least three months from the reinstatement date; and

4.	payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on reinstated Outstanding Debt from the date of reinstatement to the next succeeding Policy anniversary at the rate that applies to Policy loans on the date of reinstatement.

At the time of reinstatement, we will allocate Account Value minus, if applicable, Outstanding Debt among the Subaccounts and the Guaranteed Interest Account pursuant to your most recent Scheduled Premium allocation instructions.

PAYMENTS

You may send your written request for payment by U.S. mail, or transfer request by U.S. mail or facsimile, to our Operations Center. We will ordinarily pay Death Benefit, surrender, partial surrender, or loan proceeds allocated from the Subaccounts, and effect transfers among the Subaccounts or from the Variable Account to the Guaranteed Interest Account within seven days of receiving all the information required for processing a payment.

Other than Death Benefit proceeds, which we determine as the date of the Insured’s death, the amount we pay or transfer, as appropriate, is as of the end of the Valuation Date during which our Operations Center receives all required documents. We may pay our surrender proceeds or Death Benefit proceeds as a lump sum or under one of our payment plans. See “Payment Plan/Settlement Provisions.” Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of the Insured’s death to the date of payment. The interest we pay will be at least 2.75% annually.

We may postpone for up to 6 months from the date we receive your request any partial surrender payments or loan payments that involve a determination of Account Value held in the Guaranteed Interest Account. We also may delay the calculation of payment if such a payment or transfer of amounts is based on investment performance of the Subaccounts and if:

•	the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, surrenders, partial surrenders, loans or Death Benefits until instructions are received from the appropriate regulator.

CHARGES AND DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

•	the Death Benefit, surrender and loan benefits under the Policy;

•	investment options, including premium allocations;

•	administration of elective benefits; and

•	the distribution of reports to Owners.

Costs and expenses we incur:

•	processing applications for and issuing the Policies;

•	maintaining records;

•	administering payment plans;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	those associated with underwriting applications and increases in Specified Amount;

•	sales and marketing expenses including compensation paid in connection with the sales of the Policies;

•	providing toll-free inquiry services;

•	other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

•	that an Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

•	that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the sales charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions From Premiums

We deduct a sales charge and a tax charge from your gross premium before we apply the Net Premium to your Account Value. The sales charge compensates us for the cost of distributing the Policies. We deduct the sales charge of 9% from the gross premium only up to the Target Premium during the first 10 Policy years and during the 10 Policy years after an increase in Specified Amount on that new coverage segment.

The Target Premium is an amount equal to the maximum amount of premium which may be paid for a Policy under Death Benefit Option 1 without violating the limits of the federal income tax law definition for modified endowment contract. See “Tax Considerations – Modified Endowment Contracts.” The Target Premium is not based on Scheduled Premiums. The Target Premium for the Policy and Specified Amount coverage segments added since the Policy Date will be stated in the Policy.

We may refund a portion of the sales charges we previously deducted from your premium payments to you should you surrender your Policy in the first 3 Policy years and your Policy is not in default. No refund will be paid if the Policy is in default. The amount of refund is as follows:

Year of Surrender	Amount of Refund

First Policy year	Sum of all sales charges in that year

Second Policy year	66.67% of sales charges in the first Policy year

Third Policy year	33.33% of sales charges in the first Policy year

We also deduct a tax charge for federal tax on deferred acquisition costs (“DAC” taxes). The DAC tax charge is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We will not deduct the federal deferred acquisition cost charge where premiums received from you are not subject to this tax. We do not currently deduct a tax charge for state and local premium taxes.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Deductions From Account Value – The Monthly Deductions

We take a monthly deduction from Account Value on each Monthly Anniversary Day. A monthly deduction is equal to the sum of:

•	the cost of insurance charge;

•	mortality and expense risk charge;

•	the administrative charge; and

•	if applicable, any optional rider charge.

Cost of Insurance Charge.  We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a Death Benefit that exceeds your Account Value). The cost of insurance charge depends on the Insured’s issue age (or age on the effective date of increase of Specified Amount), gender, risk class, and the duration of the Policy (or the increase in Specified Amount) and may vary from Policy to Policy and Monthly Anniversary Day to Monthly Anniversary Day.

We currently place Insureds into the following risk classes when we issue a Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Substandard Class. The original risk class applies to the initial Specified Amount. A different risk class may apply to any unscheduled increase, based on the Insured’s circumstances at the time of the increase in Specified Amount.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured’s age nearest his or her birthday at the start of the Policy year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policy, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our current insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

We determine the cost of insurance for an Insured on the Policy Date and thereafter on each Monthly Anniversary Day. We determine it separately for each of the following, in the order shown:

(A)	the initial Specified Amount and any Adjustable Term Insurance Rider;

(B)	each increase in Specified Amount or each increase in Adjustable Term Insurance Rider, successively, in the order in which it took effect; and

(C)	the excess of the Death Benefit over the Specified Amount or Adjustable Term Insurance Rider due to corridor death benefit percentages then in force.

We calculate the cost of insurance for each of (A), (B), and (C) above by multiplying the insurance rate by its Net Amount at Risk. The Net Amount at Risk is affected by investment performance, payment of premiums, and changes to the Policy. The insurance rate that applies to paragraph (C) is the same as the rate that applies to the most recent increase in Specified Amount. If there has been no increase in the Specified Amount, the rate for the initial Specified Amount (as shown in the Policy) applies.

Lower cost of insurance rates are offered at most ages for Insureds who qualify for the standard underwriting class and whose applications are fully underwritten (i.e., subject to evidence of the Insured’s insurability). Current insurance rates are generally higher for Policies issued on a guaranteed issue basis, where evidence of insurability is not required and only limited underwriting information is obtained when underwriting on a guaranteed issue basis. Policies issued to employers, trustees and similar entities are often issued on a guaranteed issue basis. Therefore, Policies in this underwriting class may present an additional mortality expense to us relative to fully underwritten Policies. The additional risk is generally reflected in higher current insurance rates guaranteed not to exceed the 1980 Commissioners’ Standard Ordinary Mortality Tables.

We may offer insurance coverage up to $2.5 million on a guaranteed issue or simplified issue basis under Policies in a single case that meet our requirements at the time of Policy issue.

Calculation of Net Amount at Risk

If Death Benefit Option 1 is in effect, the Net Amount At Risk on the Monthly Anniversary Day is the difference between (1) and (2), where: (1) is the base Death Benefit that would have been payable in the event of the Insured’s death on that Day; and (2) is the account value on that Day. The Policy’s account value on the Monthly Anniversary Day is applied in the order shown to the initial Specified Amount, each increase in Specified Amount, successively, in the order in which it took effect, and, if applicable, the difference between the base Death Benefit and the Specified Amount (if the Base Death Benefit that would have been payable in the event of the Insured’s death on that Day is greater than the Specified Amount then in force), to determine the Net Amount At Risk for each. If the account value when so applied equals or exceeds the Initial Specified Amount, there is no Net Amount At Risk for that Initial Specified Amount and no cost of insurance for it. If the account value when so applied equals or exceeds the Initial Specified Amount plus any increase in Specified Amount, there is no Net Amount at Risk for that increase and no cost of insurance for it.

If Death Benefit Option 2 is in effect, the Net Amount at Risk on the Monthly Anniversary Day is the total Specified Amount plus any amount from the difference between the base Death Benefit less the cash value on that Day and the Specified Amount then in force only if the base Death Benefit that would have been payable in the event of the Insured’s death on that Monthly Anniversary Day is the cash value multiplied by the applicable death benefit percentage.

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk is that Insureds, as a group, may live for a shorter period of time than we estimate, and therefore, the cost of insurance charges specified in the Policy will not be sufficient to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when we set the charges for those expenses.

The amount we charge for mortality and expense risk is as follows:

Policy Year	Charge Rate

Years 1-10	We will charge a monthly rate of .05% (.60% annually) of the Account Value in the Variable Account.

Years 11+	We guarantee a maximum monthly rate of .0375% (.45% annually) of the Account Value in the Variable Account. We may reduce this charge.

The mortality and expense risk charge is not assessed Account Value held in the Guaranteed Interest Account or the Loan Account.

Administrative Charge.  We deduct a maximum charge of $12.50 each month to cover our costs of administering the policies. The administrative charge reimburses us for the administration and maintenance expenses of the policies. The administrative charge currently is $12.50 per month during the first three Policy years for Policies issued on a medically underwritten basis, and then becomes $7.50 per month on and after the third Policy anniversary. The administrative charge currently is $10.50 per month for Policies issued on a guaranteed issued basis, and then becomes $7.50 per month on and after the third Policy anniversary. We do not expect to profit from this charge.

Optional Rider Charges.  We deduct the charges for the optional riders you elect. The maximum amount of these charges is shown in the “Fee Table” section of this prospectus. In addition, we discuss the charges for the adjustable term insurance rider and the enhanced maturity extension rider below.

If you elect the adjustable term insurance rider, we will deduct a charge on each Monthly Anniversary Day equal to the current cost of insurance rate times the Net Amount at Risk if you elect the enhanced maturity extension rider, we will deduct a charge on each Monthly Anniversary Day equal to $.01 per $1,000 of Specified Amount plus term insurance.

Transaction and Other Charges

Partial Surrender Fee.  We deduct a partial surrender fee of the lesser of $25 or 2% of the amount surrendered on each partial surrender.

Transfer of Account Value.  We reserve the right to charge up to a maximum of $25 for each transfer you make. We currently do not assess this fee. If we do assess a transfer charge, we will allocate the transfer charge against the elected Subaccounts and/or the Guaranteed Interest Account from which you are requesting that Fund Value be transferred.

Projection Report Charge.  You may request that we prepare a projection report at any time after the first policy anniversary by writing us at the Operations Center. The projection report will project future benefits and values under your Policy. We may impose a charge for each projection report we prepare. We will notify you in advance of the amount of the charge.

Other Charges.  We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account and its Subaccounts. No such charge is currently assessed. In addition, there are fees and charges deducted from the assets of the Funds. These deductions are described in each Fund’s prospectus.

Corporate Purchasers – Reduction of Charges

For sales of the Policy to corporations, banks, institutions or other business entities in situations where we expect to incur lower than normal expenses, we reserve the right to reduce one or more of the charges or deductions described above or elsewhere in this Prospectus. We consider a number of factors to determine whether or not to expect expense reductions that would warrant a reduction of one or more charges or deductions. These may include but are not limited to:

•	the nature of the corporate, bank or institutional purchaser;

•	the case design;

•	whether the case is a Modified Endowment Contract;

•	the size of the case (either by number of insured lives or anticipated aggregate premium);

•	the planned funding pattern for the case;

•	the anticipated persistency of the case;

•	total assets under management by policy owner;

•	reduced distribution expenses;

•	reduced administrative expenses; or

•	any other factors that indicate reduced levels of risk, expenses or services to Owners.

In certain circumstances, charge and deduction reductions may be contractually guaranteed. Where there is no guarantee of such reductions, future experience with a category of reduced charge/deduction cases may cause us to discontinue or modify some or all of the reductions on a uniform basis for all Policies in the category.

TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should generally satisfy the applicable requirements. There is less guidance with respect to policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the MONY Variable Account L assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of MONY Variable Account L be “adequately diversified” in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable income tax treatment than other life insurance contracts. Due to the policy’s flexibility with respect to premium payments and benefits, each policy’s circumstances will determine whether the policy is a Modified Endowment Contract. In general, however, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1)	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner’s investment in the policy only after all gain in the Policy has been distributed.

2)	Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3)	A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the twentieth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

Investment in the Policy.  Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the Outstanding Debt will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Withholding.  To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured’s 100th year.

Pension and Profit Sharing Plans.  A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business Uses of Policy.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Split-Dollar Arrangements.  The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations.  The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Our Income Taxes

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes in addition to premium taxes. These additional taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such additional taxes.

OTHER POLICY INFORMATION

Right to Exchange Policy

During the first 24 months following the Policy Date, you may exchange your Policy for one where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. See “The Guaranteed Interest Account.” No charge is imposed on the transfer when you exercise the exchange privilege.

Misstatement of Age or Gender

If the Insured’s age or gender was misstated in an application, the Death Benefit the Company will pay will equal the sum of (a) and (b) where:

(a)	is the Account Value on the Insured’s date of death; and

(b)	is the amount at risk under the policy on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or gender to the insurance rate that would have applied on that day based on the correct age or gender.

If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See “Deductions from Account Value – the Monthly Deductions.”

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years from the issue date, we will limit the Death Benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an Insured commits suicide, while sane or insane, within two years of the effective date of any unscheduled increase in the Specified Amount or Target Death Benefit, we will refund the cost of insurance charges made with respect to such increase.

Incontestability

The Policy limits our right to contest a Policy as issued, as increased, or as reinstated, except for material misstatements contained in the application after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Policy issue date, or effective date of the increase in Specified Amount or reinstatement.

Payment Plan/Settlement Provisions

Death Proceeds, maturity benefit, or surrender value will be paid in one lump sum, unless requested otherwise. Any part of the Proceeds can be left with us and paid under a payment plan. During the Insured’s life, you can choose a plan. A Beneficiary can choose a plan if you have not chosen one at the Insured’s death. Please see your Policy for more information about the plans.

Legal Proceedings

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Variable Account.

Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC recently conducted an on-site examination of the Company’s variable separate accounts. The Company has been responding to these requests and continues to cooperate fully with the regulators.

ADDITIONAL INFORMATION

Distribution of the Policy

We have entered into a distribution agreement with MONY Securities Corporation (“MSC”) for the distribution and sale of the Policies. MSC is affiliated with us. MSC sells the Policies through its sales representatives. MSC also may enter into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

MSC pays commissions for the sale of the Policies. Commissions vary based on, among other things, whether or not the Policy is a Modified Endowment Contract, and whether it is issued by a Section 1035 exchange. Depending on the terms and conditions agreed to by both the carrier and the selling agent(s), commission distribution patterns may vary between even payments, payments more heavily weighted in the early years, or combinations thereof. The maximum commissions payable for sales through MSC’s sales representatives are: 40% of Target Premiums during the first Policy year; 15% of Target Premiums in the second Policy year; 12% of Target Premiums in Policy years three through five; and 10% of Target Premiums for Policy years six through ten. The maximum commission as a percentage of excess is 3%. The maximum trail commission for Policy years two through ten is 10 basis points, and for Policy years 11 and after, the maximum trail commission is 15 basis points. For each premium received following an increase in face amount, a commission on such premiums will be paid up to the Target Premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy year as described above. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. MSC and other selling broker-dealers will share commissions and additional amounts received for sales of the Policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

MSC may also enter into selling agreements with other broker-dealers that are members of the NASD for the sale of the Policies. Commissions or overrides may also be paid to broker-dealers providing sales support and training for sales representatives who sell the Policies. In either situation, a portion of the commission payments made to these broker-dealers may be passed on to their sales representatives in accordance with their internal compensation programs.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MSC received compensation with respect to the policies offered through the Variable Account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to MSC*	Aggregate Amount of Commissions Retained by MSC After Payments to its Registered Persons and Other Broker-Dealers
2001	$16,870,424	N/A
2002	$14,206,789	N/A
2003	$16,246,718	N/A

*	Includes sales compensation paid to registered persons of MSC.

MSC passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with MSC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for MSC’s operating and other expenses as it relates to the Policies.

Because sales representatives of MSC are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, MSC sales representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their Policy sales expenses.

Certain Funds have adopted a distribution plan in connection with its 12b-1 shares and pay MSC for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with MSC. Each distribution plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MSC’s obligations under an agreement with that Fund. Under their respective 12b-1 distribution plans, the Small Cap Stock Index Portfolio (Service Shares) of Dreyfus Investment Portfolios and the Mid Cap Value Portfolio (Service Shares) of Janus Aspen Series – Institutional Shares each pay 0.25%, and the Real

Return Portfolio of PIMCO Variable Insurance Trust – Administrative Class pays 0.15%, to MSC for MSC’s distribution-related services and expenses under the agreements.

Sales charges deducted from premium payments, as well as Proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Variable Account.

From time to time the Company, in conjunction with MSC, may conduct special sales programs.

Other Information

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This Prospectus does not include all of the information set forth in the registration statement (including the Statement of Additional Information), its amendments, and exhibits. Statements in this Prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC’s principal office in Washington, D.C., upon payment of the SEC’s prescribed fees, or by accessing the SEC’s website at http//www.sec.gov.

POLICY ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy.

PERFORMANCE INFORMATION

We may advertise performance information for the Subaccounts of the Variable Account and the underlying portfolios in which the Subaccounts invest in advertisements, sales literature, or reports to Owners or prospective purchasers. In addition, we may advertise performance of the underlying portfolios of the corresponding MONY Variable Account L’s Subaccounts.

All performance we show will reflect the fees and charges assessed by the Funds and shown in the “Fee Table” in this Prospectus. Each performance presentation will identify the fees and charges deducted from performance, as well as the fees and charges not deducted from performance; if we were to show these omitted fees and charges, performance would be significantly lower.

You may always obtain a personalized illustration. This illustration will reflect the fees and charges assessed under the Policy that are applicable to you. These fees and charges include the sales charge, the tax charge, the cost of insurance charge, the mortality and expense risk charge, the administrative charge, and the fees and charges assessed by the Funds in which you invest.

Performance information may be compared, in reports and promotional literature, to:

1.	the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices to allow investors to compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

2.

other variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., which ranks such investment products on overall performance or other criteria; or

3.	the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy.

Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

The performance data provided represents past performance and should not be considered indicative of future results.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the SAI. You should distinguish the financial statements of the Company included in this Prospectus from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of the assets held in the Variable Account.

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Account Value – The sum of the amounts under the Policy held in each Subaccount of MONY Variable Account L, the Guaranteed Interest Account and the Loan Account.

Beneficiary – The person or entity designated by the Owner to receive the Death Proceeds of the Policy.

Cash Value – The Account Value of the Policy plus any refund of sales charge.

Code – The Internal Revenue Code of 1986, as amended.

Company – MONY Life Insurance Company. “We,” “us,” or “our” refers to the Company.

Death Benefit – The benefit payable under a Policy upon the death of the Insured as determined as of the date of death.

Death Proceeds – The actual amount payable to the Beneficiary.

Enhanced Cash Value – The amount added to Cash Value should an Owner make a full surrender of the Policy in the first eight Policy years and meet the conditions of the Enhanced Cash Value Rider.

Fund – Any open-end management investment company or unit investment trust in which a Subaccount invests.

General Account – The assets of the Company other than those allocated to the Variable Account or any other segregated asset accounts of the Company.

Guaranteed Interest Account – This account is part of the General Account of the Company. The Owner may allocate all or a part of the Policy’s Net Premium payments to this account. This account will credit the Owner with a fixed interest rate (which will not be less than 4.0%) declared by the Company.

Insured – The person whose life is insured under a Policy.

Loan Account – An account to which amounts are transferred from the Subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan the Owner requests. We will credit interest to the Loan Account at a rate not less than 4.0%. The Loan Account is part of the Company’s General Account.

Monthly Anniversary Day – The same day in each month as the Policy Date. This date is shown on the Policy schedule.

Net Amount at Risk – The amount by which the base death benefit exceeds Account Value.

Net Premium – The premium paid less the sales charge and the tax charges.

Operations Center – The Company’s service center at One MONY Plaza, P.O. Box 4869, Syracuse, New York 13221. The telephone number of the Operations Center is 1.800.947.3598.

Outstanding Debt – The unpaid balance of any loan which the Owner requests on the Policy. The unpaid balance includes accrued loan interest that is due and has not been paid by the Owner.

Owner – The Owner of the Policy as named in the Policy.

Policy – The Policy with any attached application(s), any riders, and any endorsements.

Policy Date – The Policy Issue Date or, if later, the Policy Date you request in your application. You should note that the Policy Date can be prior to the Policy Issue Date. We use the Policy Date to determine Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Issue Date – The date we authorize delivery of the Policy.

Scheduled Premium – A premium paid according to a payment schedule we establish with the Owner.

Specified Amount – The minimum Death Benefit for as long as the Policy remains in effect.

Subaccount – A subdivision of the Variable Account that invests exclusively in shares of a Fund.

Target Death Benefit – The amount specified in the application for the Policy, or as changed by the Owner from time to time (Specified Amount) plus the Adjustable Term Insurance Rider’s benefit amount. You only have a Target Death Benefit if you have an Adjustable Term Insurance Rider.

Target Premium – The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 Policy without violating the limits imposed by the federal income tax definition of a modified endowment contract.

Unit Value – The measure of value in a Subaccount.

Valuation Date – Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a Fund portfolio to materially affect unit value of that Subaccount of MONY Variable Account L.

Variable Account – MONY Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Account Value.

You or Your – The Owner as shown in the Policy.

STATEMENT OF ADDITIONAL INFORMATION

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this Prospectus. The Table of Contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1.800.947.3598, or write us at our Operations Center.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of an Insured’s Death Benefits, Cash Values and Account Values, and to request other information about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC’s Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by accessing the SEC’s website at http://www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-06215.

Corporate Sponsored VUL – NY

MONY VARIABLE ACCOUNT L

STATEMENT OF ADDITIONAL INFORMATION

For

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by

MONY Life Insurance Company

1740 Broadway

New York, NY 10019

Operations Center:

One MONY Plaza

P.O. Box 4869

Syracuse, NY 13221

(800) 947-3593

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable life insurance policy (the “Policy”) offered by MONY Life Insurance Company (“we,” “us,” “our,” or the “Company”). Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 3, 2004 and the prospectuses for AIM Variable Insurance Funds, The Alger American Fund, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Enterprise Accumulation Trust, Fidelity Variable Insurance Products (VIP), Janus Aspen Series, Lord Abbett Series Fund, MFS® Variable Insurance TrustSM, MONY Series Fund, Inc., PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., The Universal Institutional Funds, Inc., and the Vanguard® Variable Insurance Fund. You may obtain a copy of these prospectuses by writing or calling us at our Operations Center shown above.

The date of this Statement of Additional Information is May 3, 2004.

333-40554

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ADDITIONAL INFORMATION ABOUT THE COMPANY

MONY Life Insurance Company issues the Policy (“the Company”). The Company is currently licensed to sell life insurance and annuities in all 50 states of the United States, the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.

The Company’s principal office is located at 1740 Broadway, New York, New York 10019. The Company was organized as a mutual insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the Company under the Policy or on MONY Variable Account L.

MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

We are subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed to operate or may become licensed to operate. We must file an annual statement in a prescribed form with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st of each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

MONY VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), and meets the definition of a separate account under the federal securities laws.

FEDERAL BANK REGULATORY CONSIDERATIONS

To assist banks in determining whether to purchase a corporate-owned life insurance (“COLI”) policy such as the policy, the Office of the Comptroller of the Currency (“OCC”) has established guidelines describing several factors that national banks should consider. On July 20, 2000, the OCC issued Bulletin 2000-23 that outlines certain supervisory considerations a bank should consider before purchasing a COLI policy. These include the following:

•	The bank should determine the need for insurance by identifying the specific risk of loss or obligation to be insured against;

•	Using the cost of insurance and the time value of money, the bank should ensure that the amount of insurance purchased is not excessive;

•	The bank should consider using a vendor to purchase the COLI policy which could work with the bank in designing, negotiating, and administering/servicing the COLI policy;

•	Because of the long duration of the COLI policy, the bank should consider the characteristics of the policy as well as the insurance company’s credit rating, general reputation and experience in the marketplace;

•	The bank should consider whether the benefits to be derived from the COLI policy will achieve the bank’s objectives;

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•	The bank should determine that any compensation provided by COLI used in a split-dollar arrangement (i.e., where the employer and employee share the rights to a policy’s cash surrender value and death benefits) combined with all other compensation is not excessive;

•	The bank should analyze the transaction, credit, interest rate, liquidity, compliance and price risk it will be subject to with its purchase of the COLI policy; and

•	The bank should consider alternatives to the purchase of a COLI policy and document its decision concerning its COLI policy purchase.

The OCC also indicates that purchasing insurance to indemnify a bank against a specific risk does not relieve the bank from other responsibilities relating to managing that risk.

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, a copy of the initial application, any subsequent applications to change the Policy, any endorsements, riders, and all additional Policy information sections (specification pages) added to the Policy make up the entire contract between us and the Owner. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

EFFECT OF PARTIAL SURRENDERS ON ACCOUNT VALUE AND DEATH BENEFIT PROCEEDS

When a partial surrender is made and you selected Death Benefit Option 1, the Target Death Benefit and the base death benefit of your Policy is generally decreased by the amount of the partial surrender (plus its fee). If the reduced base death benefit is less than the Specified Amount in force on that day, the Specified Amount will be decreased to equal that reduced base death benefit.

The Target Death Benefit in force must also be adjusted as follows:

1)	if the base death benefit before the partial surrender is less than the Target Death Benefit, the Target Death Benefit will be reduced by the amount of the partial surrender (plus its applicable fee), less the amount of the partial surrender.

2)	if the base death benefit before the partial surrender is greater than or equal to the Target Death Benefit, the Target Death Benefit under the policy is reduced by the lesser of:

a)	the amount of the partial surrender, plus its applicable fee; or

b)	the amount, if any, that the Target Death Benefit exceeds the difference between the base death benefit and the amount of the partial surrender including any applicable fee.

When a partial surrender is made and you selected Death Benefit Option 2, the Target Death Benefit is generally decreased by the amount of the partial surrender (plus the amount of the partial surrender fee). The partial surrender will not change the Specified Amount of the Policy. However, the partial surrender will reduce the base death benefit by the amount of the partial surrender. If the Option 2 Death Benefit is based upon the Cash Value times the death benefit percentage, a partial surrender may cause the base death benefit to decrease by an amount greater than the amount of the partial surrender. The Target Death Benefit under the Policy is reduced by:

1)	if the base death benefit before the partial surrender is less than the Target Death Benefit, the Target Death Benefit will be reduced by the amount of the partial surrender (plus its applicable fee), or

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2)	if the base death benefit prior to the partial surrender is greater than the Target Death Benefit, Target Death Benefit will be reduced by the lesser of:

a)	the amount of the partial surrender, plus its applicable fee; or

b)	the amount, if any, that the Target Death Benefit exceeds the difference between the base death benefit and the amount of the partial surrender.

DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.

OTHER CHANGES TO YOUR POLICY

At any time, we may make such changes in the Policy as are necessary:

•	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

•	to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

BENEFICIARY

The Beneficiary is the individual named as such in the application or any later change shown in our records. We will pay the Death Benefit Proceeds to the Beneficiary. Unless otherwise provided, the Beneficiary must be living at the time of the Insured’s death to receive the Proceeds. The Owner may designate contingent and/or concurrent Beneficiaries as well as permanent Beneficiaries. The Owner may change the Beneficiary at any time during the Insured’s life. We will need the written consent of any permanent Beneficiaries to make a change.

To make a change, the Owner must submit a written request on a form we provide to our Operations Center. The change will take effect as of the date you sign the request.

Unless otherwise provided, if no designated Beneficiary is living when the Insured dies, the Owner or the Owner’s estate will be the Beneficiary.

ASSIGNMENT

You may assign your Policy as collateral to secure a loan or other obligation. No assignment will bind us unless you send the original or a copy of the written notice of the assignment to us at our Operations Center. The assignment will take effect once we have recorded the assignment.

An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or rider, will be subject to the assignment. All assignments will be subject to Outstanding Debt and any actions we took before the assignment took effect. We will rely solely on the statement of the assignee as to the amount of his or her interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights granted by this Policy except: (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. Consult the section on “Tax Considerations” in the Prospectus for more information.

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NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the Policy be returned for any Policy change or upon its surrender.

If an Insured dies while the Policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the Beneficiary and the Insured’s next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.

THE PORTFOLIOS

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans.

When shares are sold to both variable life and variable annuity separate accounts, this is called “mixed funding.” When shares are sold to insurance companies that are not affiliated with each other, this is called “shared funding.”

Currently, the Company does not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.

We will purchase shares of the portfolios at net asset value (i.e., without a sales load) and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to make payments under the Policies. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of that portfolio at net asset value. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit Values. We may, on behalf of the Variable Account, elect not to reinvest dividends and capital gains distributions.

DOLLAR-COST AVERAGING AND AUTOMATIC REBALANCING

We offer dollar-cost averaging and automatic rebalancing services at no charge to you. Transfers as a result of dollar-cost averaging and automatic rebalancing do not count toward the 12 free transfers per Policy year. We may terminate these services at any time and may charge for these services in the future, but will give you 30 days notice before we terminate or charge for a service. These services involve the sale of units in one or more Subaccounts and the purchase of units in one or more other Subaccounts. Thus, this may result in a loss of Account Value.

If you elect both dollar-cost averaging and automatic rebalancing, we will process the dollar-cost averaging transfer before we process the automatic rebalancing transfer. Neither dollar-cost averaging nor automatic rebalancing guarantee an investment gain or protect against an investment loss.

Dollar-Cost Averaging.  We offer dollar-cost averaging to Owners with Account Value allocated to the Vanguard VIF Money Market Subaccount. Once you elect the service, we will transfer a designated dollar

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amount of Account Value from the Vanguard VIF Money Market Subaccount to one or more Subaccounts each period. You may elect that the transfers occur monthly or quarterly. You may terminate dollar-cost averaging at a designated date or when the Vanguard VIF Money Market Subaccount reaches a pre-defined minimum balance. Under dollar-cost averaging, the same dollar amount is transferred to other Subaccounts each period. Therefore, more units are purchased in a Subaccount if the value per unit that period is low, and fewer units are purchased if the value per unit that period is high. This plan of investing keeps you from investing too much when prices of shares are high and too little when prices of shares are low.

Each dollar-cost averaging transfer must be for at least $250. Automatic monthly transfers will take place on the 10th day of each calendar month; automatic quarterly transfers take place on the 10th day of the last month of each calendar quarter. If you elect dollar-cost averaging at the time of Policy application, we will begin transfers in the appropriate calendar month following the completion of the Right to Return Policy period. If you elect dollar-cost averaging after we issue the Policy, we will begin transfers in the appropriate calendar month which is at least 30 days following our receipt of your request for dollar-cost averaging. If, at the time of any transfer, the amount in the Vanguard VIF Money Market Subaccount is equal to or less than the amount elected to be transferred, we will transfer the entire remaining balance and dollar-cost averaging will end. You may change the amount of or the Subaccounts to which we transfer Account Value once each Policy year. You may cancel dollar-cost averaging at any time by sending notice to our Operations Center which is received at the Center at least 10 days before the next transfer date.

Automatic Rebalancing.  You may elect automatic rebalancing when you apply for a Policy or at any time thereafter by completing and returning to us at the Operations Center the form we provide. Automatic rebalancing matches Subaccount Account Value allocations over time to the most recently filed allocation percentages for new premiums allocated to the Subaccounts. As of the 10th day of the last month of each calendar quarter, we will automatically re-allocate the amounts in each of the Subaccounts into which you allocated premiums to match the premium allocation percentages. This will rebalance Subaccount Account Values that may be out of line with the allocation percentages you indicated.

If you elect automatic rebalancing with your Policy application, the first transfer will occur on the 10th day of the last month of the calendar quarter which begins after the end of the Right to Return Policy period. If you elect automatic rebalancing after we issue the Policy, we will begin as of the 10th day of the last month of the calendar quarter which follows our receipt of your election at our Operations Center.

The automatic rebalancing feature percentages may be adjusted by changing the Policy’s premium allocation percentages. If the automatic rebalancing feature is active on a Policy and a premium allocation which does not meet the Company’s requirement is received, the Company will notify the Owner that the allocation must be changed. Any such request will not be processed unless a request for discontinuance of automatic rebalancing is received.

You may terminate automatic rebalancing at any time, so long as we receive your notice of termination at our Operations Center at least 10 days prior to the next scheduled transfer.

PAYMENT PLAN/SETTLEMENT PROVISIONS

We will pay Death Benefit proceeds or Account Value (less outstanding Debt) in one lump sum, unless requested otherwise. Any part of the proceeds can be left with us and paid under a payment plan.

There are several important payment plan rules:

•	If you change a Beneficiary, your plan selection will no longer be in effect unless you request that it continue.

•	Any choice or change of a plan must be sent in writing to our Operations Center.

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•	The amount of each payment under a plan must be at least $25.

•	Payments will begin either on the date the Death Benefit is payable, we have received Proof of Death and an optional payment plan was elected, or on surrender, except for payments under Plan 1 which begin 1, 3, 6 or 12 months after that date.

•	Payments are backed by assets in our General Account.

•	If income based on the period certain elected is the same as the income provided by another available longer period or periods certain, we will deem an election to have been made of the longest period certain.

We will issue a supplementary contract when proceeds are settled under an optional payment plan.

We will make payments monthly unless quarterly, semi-annual or annual payments are asked for when the option is chosen. But, if payments of the chosen frequency would be less than $25 each, we may use a less frequent basis. The chart below shows how we will calculate payments if monthly payments are not elected.

To obtain the amount of other than monthly payment, multiply the monthly payment by the appropriate factor	Annual	Semi- Annual	Quarterly

PLAN 2	11.85	5.97	2.99

PLAN 3 – 0 Years Certain	11.68	5.90	2.97

PLAN 3 – 20 Years Certain, or Specified Period Certain	11.80	5.95	2.99

PLAN 3 – 10 Years Certain, or PLAN 3A	11.74	5.92	2.97

Before we pay under Plan 3 or 3A, we must receive proof of age which satisfies us. After the Policy Date, unless otherwise provided in the settlement approved by us at the time it was chosen, any settlement under Plan 1, 2, 3, or 4 will end at the payee’s death. The amount stated below for that plan will then be paid in one sum to the payee’s executors or administrators.

Plan 1 or 4 – Any unpaid proceeds and interest to the date of death.

Plan 2 or 3 – The amount which, with compound annual interest, would have provided any future income payments for: (a) the specified period (Plan 2); or (b) the specified period certain (Plan 3). This interest will be at the rate or rates we assumed in computing the amount of income.

The optional payment plans we offer are as follows:

Plan 1. Interest Income.  Interest on the proceeds held by us at the rate set by us for each year. This rate will not be less than 2 3/4%.

Plan 2. Income for Specified Period.  Income for the number of years chosen, based on the table below.

This table shows the monthly income for each $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

Option 2 Table

Years	1	2	3	4	5	6	7	8	9	10

Amount	$84.37	42.76	28.89	21.96	17.80	15.03	13.06	11.58	10.42	9.50

Years	11	12	13	14	15	16	17	18	19	20

Amount	$8.75	8.13	7.60	7.15	6.76	6.41	6.11	5.85	5.61	5.39

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Plan 3. Single Life Income.  Income for a period certain and during the balance of the payee’s lifetime. The period certain chosen may be: (a) 0, 10 or 20 years; or (b) the period required for the total income payments to equal the proceeds (for a specified period certain). The amount of income will be figured by us on the date the proceeds become payable. This amount will be at least as much as the applicable amount based on the Plan 3 table in your Policy. The minimum income amounts shown in that table are based on the 1983 Table a (discrete functions, without projections for future mortality) with 3 1/2% interest.

Plan 3A. Joint Life Income.  Income during the joint lifetime of the payee and another person. Income will continue during the balance of the survivor’s lifetime. The type of income chosen may give a survivor’s income equal to: (a) the income amount payable during the joint lifetime; or (b) two-thirds of that income amount.

The amount of income payable during the joint lifetime will be figured by us on the date the proceeds become payable. This amount will be at least as much as the applicable amount based on the Plan 3A table in your Policy. The minimum income amounts shown in that table are based on the 1983 Table (discrete functions, without projections for future mortality) with 3 1/2% interest. If a person for whom Plan 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Plan 3 with 10 years certain.

Plan 4. Income of Specified Amount.   Income, of the amount chosen, for as long as the proceeds and interest last. But, the amount chosen may not be less each year than 10% of the proceeds. Interest will be credited annually on the balance of the proceeds at the rate for each year set by us. This rate will not be less than 2 3/4% a year.

Before paying Option 3 or 3A, we will require proof of age of the payee that satisfies us.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require “unisex” policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORT TO POLICY OWNERS

We will send a statement to each Owner at least annually that: (a) sets forth a summary of the transactions which occurred since the date of the last statement; and (b) indicates the Death Benefit, Specified Amount, Account Value, Cash Value, and any Outstanding Debt.

(7)

In addition, the statement will indicate your allocation of Account Value among the Guaranteed Interest Account, the Loan Account, and the Subaccounts, along with any other information required by law. Confirmations will be sent out to you upon premium payments, transfers, loans, loan repayments, partial surrenders, and surrenders.

Each Owner will also receive an annual report and a semiannual report that contains the financial statements of the Variable Account and the Funds. The Funds’ statement will include a list of the portfolio securities held by the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required under the federal securities laws.

RECORDS AND ACCOUNTS

We will maintain all records and accounts relating to the Variable Account and the Funds. We will handle all financial transactions. All reports required to be made and information required to be given will be provided by Andesa on our behalf.

LEGAL MATTERS

Legal matters in connection with the Policy have been passed on by Arthur D. Woods, Vice President – Variable Products and Broker-Dealer Operations Counsel of MONY Life Insurance Company. Robert Levy, Vice President – Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

EXPERTS

The financial statements have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PERFORMANCE DATA

The returns for the portfolios in which the Subaccounts invest for the periods indicated are shown in the table below.

The returns reflect the actual investment performance of the underlying portfolios, after reinvestment of dividends and capital gains, and deductions of investment management fees and other portfolio operating expenses. The returns do not include deductions for any Variable Account or Policy charges, such as mortality and expense risk charges, administrative charges, cost of insurance charges, sales charges, deferred acquisition cost tax charges, or state premium tax charges. If these charges were deducted the returns would be significantly lower. The total return calculations made by the portfolios is described below. The performance data given represents past performance and should not be considered indicative of future results.

TOTAL RETURN CALCULATIONS

Average Annual Total Return.  A Portfolio’s average annual total return quotation is computed in accordance with a method prescribed by SEC rules. The average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $1,000 investment in the Portfolio’s shares on the first day of the period at the then effective net asset value per share (“initial investment”), and computing the ending redeemable value (“redeemable value”) of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

(8)

Total Return.  A Portfolio’s total return for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Portfolio’s shares on the first day of the period at the then effective net asset value per share (“initial investment”) and computing the ending value (“ending value”) of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY Variable Account L and the Company. The financial statements have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants for the Variable Account and the Company.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

(9)

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

[THIS PAGE INTENTIONALLY LEFT BLANK]

Report of Independent Auditors

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of Subaccounts of MONY Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY Variable Account L at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 14, 2004

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES

December 31, 2003

	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth and Income Portfolio

Assets

Shares held in respective Funds	126,860	470,908	69,804	331,567

Investments at cost	$702,730	$10,414,324	$328,201	$1,641,087

Investments in respective Funds, at net asset value	$797,952	$8,815,392	$367,867	$1,654,520

Amount due from MONY	279	2,029	66	625

Amount due from respective Funds	928	6,449	228	1,130

Total Assets	799,159	8,823,870	368,161	1,656,275

Liabilities

Amount due to MONY	928	6,449	228	1,130

Amount due to respective Funds	279	2,029	66	625

Total Liabilities	1,207	8,478	294	1,755

Net Assets	$797,952	$8,815,392	$367,867	$1,654,520

Unit Values:

MONY Strategist

MONY Equity Master	$8.08	$12.73	$9.95	$8.03

MONY Custom Equity Master	8.40	7.33	9.88	8.25

MONY Variable Universal Life Option 1			10.73	10.04

MONY Variable Universal Life Option 2			11.20	10.96

MONY Custom Estate Master	8.02	8.71	10.41	8.15

MONY Survivorship Variable Universal Life				10.06

Units Outstanding:*

MONY Strategist

MONY Equity Master	19,862	593,208	1,801	67,414

MONY Custom Equity Master	64,698	161,723	25,646	105,519

MONY Variable Universal Life Option 1			6,098	19,335

MONY Variable Universal Life Option 2			136	277

MONY Custom Estate Master	11,702	8,683	2,855	3,767

MONY Survivorship Variable Universal Life				1,459

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio

459,324	3,862	211,344	364,064	96,246	484,772	103,178

$2,104,349	$35,422	$945,403	$1,899,093	$695,745	$11,015,879	$690,741

$2,131,263	$41,823	$1,018,679	$1,641,927	$713,181	$8,856,789	$759,393

492	2	467	308	182	3,019	144

1,334	22	810	1,442	447	6,781	448

2,133,089	41,847	1,019,956	1,643,677	713,810	8,866,589	759,985

1,334	22	810	1,442	447	6,781	448

492	2	467	308	182	3,019	144

1,826	24	1,277	1,750	629	9,800	592

$2,131,263	$41,823	$1,018,679	$1,641,927	$713,181	$8,856,789	$759,393

$7.49		$15.06	$10.32	$7.59	$12.73	$9.68

7.52		12.80	6.79	5.55	8.63	9.00

9.30	$10.95			9.40	10.03	9.84

10.56				10.44	10.63	10.54

7.49		12.51	6.35	5.04	8.40	9.05

11.01	10.49			9.74	10.84	9.48

42,532		49,685	136,526	3,846	644,342	6,367

152,225		18,617	28,667	98,377	60,391	49,163

46,650	2,996			5,994	10,254	17,779

2,336				571	139	136

26,880		2,552	6,112	13,306	2,960	3,747

787	858			860	534	4,774

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
Assets

Shares held in respective Funds	291,717	14,315	40	9,027	2,715

Investments at cost	$6,398,137	$148,208	$402	$132,235	$48,905

Investments in respective Funds, at net asset value	$6,872,856	$147,874	$401	$93,608	$44,090

Amount due from MONY	1,658	87	0	0	0

Amount due from respective Funds	4,600	90	6	50	23

Total Assets	6,879,114	148,051	407	93,658	44,113

Liabilities

Amount due to MONY	4,600	90	6	50	23

Amount due to respective Funds	1,658	87	0	0	0

Total Liabilities	6,258	177	6	50	23

Net Assets	$6,872,856	$147,874	$401	$93,608	$44,090

Unit Values:

MONY Strategist				$45.49	$54.65

MONY Equity Master	$26.05

MONY Custom Equity Master	13.66	$10.98

MONY Variable Universal Life Option 1	12.75	11.12

MONY Variable Universal Life Option 2	11.11	10.17	$10.03

MONY Custom Estate Master	13.05	11.00

MONY Survivorship Variable Universal Life	11.65

Units Outstanding:*

MONY Strategist				2,058	807

MONY Equity Master	213,034

MONY Custom Equity Master	54,796	814

MONY Variable Universal Life Option 1	29,493	12,132

MONY Variable Universal Life Option 2	1,792	366	40

MONY Custom Estate Master	12,282	24

MONY Survivorship Variable Universal Life	1,506

*	Units have been rounded for presentation purposes.

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O

3,127	70,238	31,312	3,344,474	51,046	700	29	8,854

$52,381	$816,099	$358,755	$3,344,474	$688,289	$6,902	$343	$106,997

$48,722	$821,785	$364,163	$3,344,474	$733,535	$7,462	$355	$116,524

0	20	188	0	165	19	0	84

25	565	280	2,008	487	12	0	104

48,747	822,370	364,631	3,346,482	734,187	7,493	355	116,712

25	565	280	2,008	487	12	0	104

0	20	188	0	165	19	0	84

25	585	468	2,008	652	31	0	188

$48,722	$821,785	$364,163	$3,344,474	$733,535	$7,462	$355	$116,524

$53.77		$29.36	$20.75	$37.59

	$13.81	14.56	12.53	15.97

	12.44	12.70	10.82	13.76

	10.62		10.10	11.54			$10.78

	10.03		10.01	10.19	$10.93	$10.68	10.45

	11.20	11.79	11.06	13.36

	10.60		10.11	11.23			10.70

906		525	836	434

	19,247	12,074	48,499	22,263

	18,011	13,506	87,165	14,703

	23,154		102,670	9,387			8,992

	177		4,476	392	683	33	480

	1,651	119	51,485	2,251

	6,215		12,364	1,495			1,364

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class	Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II ContraFund Portfolio— Service Class

Assets

Shares held in respective Funds	14,445	7,776	57,421	80	33,727	37,706

Investments at cost	$210,980	$177,641	$1,550,332	$1,035	$1,009,835	$755,524

Investments in respective Funds, at net asset value	$265,793	$184,990	$1,631,909	$1,047	$1,042,834	$869,499

Amount due from MONY	0	276	688	0	394	75

Amount due from respective Funds	139	111	1,654	0	681	537

Total Assets	265,932	185,377	1,634,251	1,047	1,043,909	870,111

Liabilities

Amount due to MONY	139	111	1,654	0	681	537

Amount due to respective Funds	0	276	688	0	394	75

Total Liabilities	139	387	2,342	0	1,075	612

Net Assets	$265,793	$184,990	$1,631,909	$1,047	$1,042,834	$869,499

Unit Values:

MONY Strategist

MONY Equity Master		$7.56	$7.82		$6.85	$9.40

MONY Custom Equity Master	$11.22	6.23	8.09		6.71	9.62

MONY Variable Universal Life Option 1	11.12

MONY Variable Universal Life Option 2	10.83			$10.90

MONY Custom Estate Master	14.54	5.98	8.11		6.99	9.46

MONY Survivorship Variable Universal Life	10.99

Units Outstanding:*

MONY Strategist

MONY Equity Master		273	34,877		42,046	24,107

MONY Custom Equity Master	6,300	23,794	149,493		95,204	56,841

MONY Variable Universal Life Option 1	10,964

MONY Variable Universal Life Option 2	166			96

MONY Custom Estate Master	3,401	5,816	18,503		16,570	10,139

MONY Survivorship Variable Universal Life	1,993

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Fidelity VIP III Growth Opportunities Portfolio— Service Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio	INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class

10,524	23	79	4	2,618	3,260	5,711	38,059

$143,241	$324	$1,225	$72	$30,431	$48,793	$17,002	$730,983

$158,495	$328	$1,263	$72	$35,441	$57,272	$21,018	$814,465

53	0	0	0	0	0	0	8

94	0	0	0	52	41	30	927

158,642	328	1,263	72	35,493	57,313	21,048	815,400

94	0	0	0	52	41	30	927

53	0	0	0	0	0	0	8

147	0	0	0	52	41	30	935

$158,495	$328	$1,263	$72	$35,441	$57,272	$21,018	$814,465

$9.25							$7.71

7.91							4.27

				$11.21	$10.29	$8.51

	$10.85	$10.73	$10.05

7.42							3.56

				10.76	10.73

1,273							2,485

15,751							174,064

				2,362	4,986	2,469

	30	118	7

2,980							14,389

				833	557

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class

Assets

Shares held in respective Funds	25,546	39,739	3,550	5,467	6,155	45,916

Investments at cost	$559,367	$826,171	$65,894	$70,612	$117,400	$1,200,332

Investments in respective Funds, at net asset value	$587,041	$828,162	$73,407	$71,732	$140,877	$1,185,540

Amount due from MONY	407	50	12	82	71	111

Amount due from respective Funds	356	944	101	40	99	906

Total Assets	587,804	829,156	73,520	71,854	141,047	1,186,557

Liabilities

Amount due to MONY	356	944	101	40	99	906

Amount due to respective Funds	407	50	12	82	71	111

Total Liabilities	763	994	113	122	170	1,017

Net Assets	$587,041	$828,162	$73,407	$71,732	$140,877	$1,185,540

Unit Values:

MONY Strategist

MONY Equity Master	$10.29	$6.47				$5.63

MONY Custom Equity Master	9.88	6.54				5.83

MONY Variable Universal Life Option 1			$10.69	$11.43	$10.70

MONY Variable Universal Life Option 2			10.59	10.14	10.98

MONY Custom Estate Master	10.14	5.83				6.14

MONY Survivorship Variable Universal Life			10.47	11.62	10.62

Units Outstanding:*

MONY Strategist

MONY Equity Master	7,635	52,356				57,282

MONY Custom Equity Master	45,928	67,868				126,465

MONY Variable Universal Life Option 1			5,613	5,242	11,043

MONY Variable Universal Life Option 2			173	168	394

MONY Custom Estate Master	5,387	7,805				20,469

MONY Survivorship Variable Universal Life			1,105	871	1,732

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth and Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class	MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Emerging Markets Equity Portfolio— Class I	UIF Global Value Equity Portfolio— Class I

6,434	16,507	20,144	15,213	7,085	9,700	3,365	5,942	1,660

$72,275	$336,122	$286,146	$76,191	$83,802	$170,572	$44,079	$41,438	$17,256

$76,567	$404,747	$343,260	$94,019	$98,902	$189,932	$53,675	$53,715	$21,067

13	238	186	4	0	217	0	0	41

40	225	201	88	71	116	43	56	12

76,620	405,210	343,647	94,111	98,973	190,265	53,718	53,771	21,120

40	225	201	88	71	116	43	56	12

13	238	186	4	0	217	0	0	41

53	463	387	92	71	333	43	56	53

$76,567	$404,747	$343,260	$94,019	$98,902	$189,932	$53,675	$53,715	$21,067

	$10.83	$10.77

$12.56	10.55	11.04	$8.85	$9.76	$11.09	$11.72	$12.70	$10.59

10.45	10.98	10.92	10.57		10.55	10.87

	11.17	13.63

12.25	10.57	12.08		10.43	10.73		12.10

	7,239	11,722

4,912	18,273	11,028	10,093	7,553	15,703	4,367	3,245	1,988

815	2,469	563	445		300	228

	6,347	5,470

519	3,357	1,207		2,414	1,181		1,032

MONY

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	UIF U.S. Real Estate Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio

Assets

Shares held in respective Funds	12,666	136	49	17,454	4,012

Investments at cost	$160,684	$3,164	$896	$205,333	$49,154

Investments in respective Funds, at net asset value	$197,332	$3,390	$930	$255,524	$55,484

Amount due from MONY	163	0	0	41	143

Amount due from respective Funds	111	1	13	143	39

Total Assets	197,606	3,391	943	255,708	55,666

Liabilities

Amount due to MONY	111	1	13	143	39

Amount due to respective Funds	163	0	0	41	143

Total Liabilities	274	1	13	184	182

Net Assets	$197,332	$3,390	$930	$255,524	$55,484

Unit Values:

MONY Strategist

MONY Equity Master

MONY Custom Equity Master	$12.40

MONY Variable Universal Life Option 1	13.23			$11.54	$9.37

MONY Variable Universal Life Option 2	10.54	$11.25	$10.79	11.07	11.17

MONY Custom Estate Master

MONY Survivorship Variable Universal Life	12.44			11.26

Units Outstanding:*

MONY Strategist

MONY Equity Master

MONY Custom Equity Master	2,573

MONY Variable Universal Life Option 1	9,129			17,672	5,625

MONY Variable Universal Life Option 2	1,000	301	86	318	246

MONY Custom Estate Master

MONY Survivorship Variable Universal Life	2,741			4,266

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

PIMCO Global Bond Portfolio— Administrative Class	PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class

9,469	34,569	35,787

$110,901	$417,315	$286,199

$123,387	$427,275	$331,383

163	166	12

81	279	227

123,631	427,720	331,622

81	279	227

163	166	12

244	445	239

$123,387	$427,275	$331,383

$12.88	$12.11

13.53	12.45	$10.70

10.57	10.30	10.83

	11.93

12.97	12.49	10.41

2,861	9,024

5,806	18,778	24,152

170	417	1,380

	3,325

475	3,229	5,571

MONY

Variable Account L

STATEMENT OF OPERATIONS

	Enterprise Balanced Portfolio	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Emerging Countries Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth and Income Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$2,697	$0	$0	$0	$3,829	$13,845

Expenses:

Mortality and expense risk charges	(105)	(3,886)	(53,035)	(6)	(1,500)	(8,635)

Net investment income (loss)	2,592	(3,886)	(53,035)	(6)	2,329	5,210

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(202)	(15,470)	(544,069)	302	(2,466)	(60,440)

Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(202)	(15,470)	(544,069)	302	(2,466)	(60,440)

Change in unrealized appreciation (depreciation)	(4,616)	193,773	3,550,450	(76)	65,550	377,193

Net increase (decrease) in net assets from operations	$(2,226)	$174,417	$2,953,346	$220	$65,413	$321,963

***	Termination of subaccount.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High- Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Mid-Cap Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$7,440	$117	$23,914	$6,537	$0	$0	$93,953	$0

(10,291)	(179)	(6,691)	(9,711)	(48)	(3,473)	(58,801)	(3,628)

(2,851)	(62)	17,223	(3,174)	(48)	(3,473)	35,152	(3,628)

(43,170)	(1,055)	(4,483)	(158,796)	(238)	(24,714)	(541,675)	(20,595)

0	0	0	0	0	0	0	0

(43,170)	(1,055)	(4,483)	(158,796)	(238)	(24,714)	(541,675)	(20,595)

310,794	9,034	169,329	534,519	(578)	186,203	1,982,838	154,270

$264,773	$7,917	$182,069	$372,549	$(864)	$158,016	$1,476,315	$130,047

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise WorldWide Growth Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the period November 3, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$5,846	$2,834	$0	$2	$895	$129

Expenses:

Mortality and expense risk charges	(39,595)	(592)	(10)	(0)	(481)	(258)

Net investment income (loss)	(33,749)	2,242	(10)	2	414	(129)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(181,742)	629	(82)	0	(2,133)	(8,106)

Realized gain distributions	0	2,160	0	0	0	0

Realized gain (loss)	(181,742)	2,789	(82)	0	(2,133)	(8,106)

Change in unrealized appreciation (depreciation)	2,005,150	(825)	(469)	(1)	22,698	19,827

Net increase (decrease) in net assets from operations	$1,789,659	$4,206	$(561)	$1	$20,979	$11,592

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio— Class O

For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period October 20, 2003** through December 31, 2003	For the period October 21, 2003** through December 31, 2003	For the year ended December 31, 2003

$763	$21,691	$17,728	$28,877	$39,508	$2	$0	$1,062

(255)	(4,973)	(2,599)	(19,579)	(4,659)	(5)	(0)	(392)

508	16,718	15,129	9,298	34,849	(3)	0	670

(3,846)	11,810	10,896	0	12,883	5	1	284

0	0	0	0	273	0	2	0

(3,846)	11,810	10,896	0	13,156	5	3	284

13,991	(20,856)	(16,847)	0	(20,217)	560	12	10,027

$10,653	$7,672	$9,178	$9,298	$27,788	$562	$15	$10,981

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class	Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II ContraFund Portfolio— Service Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period October 30, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$187	$19,404	$0	$1,461	$2,255

Expenses:

Mortality and expense risk charges	(909)	(880)	(7,987)	(0)	(5,302)	(4,436)

Net investment income (loss)	(909)	(693)	11,417	0	(3,841)	(2,181)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(1,193)	(8,215)	(29,144)	(1)	(48,466)	(4,017)

Realized gain distributions	0	0	0	1	0	0

Realized gain (loss)	(1,193)	(8,215)	(29,144)	0	(48,466)	(4,017)

Change in unrealized appreciation (depreciation)	66,602	43,490	337,620	12	285,688	183,276

Net increase (decrease) in net assets from operations	$64,500	$34,582	$319,893	$12	$233,381	$177,078

**	Commencement of operations

See notes to financial statements.

Fidelity VIP III Growth Opportunities Portfolio—Service Class	Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund— Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio	INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class
For the year ended December 31, 2003	For the period November 6, 2003** through December 31, 2003	For the period November 20, 2003** through December 31, 2003	For the period November 26, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$727	$0	$0	$0	$162	$0	$0	$0

(787)	(0)	(0)	(0)	(133)	(226)	(97)	(3,970)

(60)	0	0	0	29	(226)	(97)	(3,970)

(3,828)	2	0	0	(152)	(246)	(1,511)	(30,740)

0	0	0	0	0	0	0	0

(3,828)	2	0	0	(152)	(246)	(1,511)	(30,740)

37,468	4	38	0	6,743	9,910	6,357	224,103

$33,580	$6	$38	$0	$6,620	$9,438	$4,749	$189,393

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$11,534	$3,471	$133	$2,283	$952	$10,768	$2,892

Expenses:

Mortality and expense risk charges	(3,114)	(4,719)	(270)	(306)	(559)	(6,058)	(288)

Net investment income (loss)	8,420	(1,248)	(137)	1,977	393	4,710	2,604

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(5,372)	(36,634)	(544)	372	(2,515)	(63,218)	300

Realized gain distributions	0	0	0	0	0	0	628

Realized gain (loss)	(5,372)	(36,634)	(544)	372	(2,515)	(63,218)	928

Change in unrealized appreciation (depreciation)	61,583	169,083	10,169	245	35,023	270,849	3,955

Net increase (decrease) in net assets from operations	$64,631	$131,201	$9,488	$2,594	$32,901	$212,341	$7,487

See notes to financial statements.

Lord Abbett Growth and Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class	MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Emerging Markets Equity Portfolio— Class I	UIF Global Value Equity Portfolio— Class I
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$2,381	$1,583	$0	$0	$1,831	$729	$0	$0

(1,302)	(1,146)	(396)	(378)	(765)	(197)	(205)	(72)

1,079	437	(396)	(378)	1,066	532	(205)	(72)

(236)	(220)	(3,071)	(987)	(339)	(59)	(149)	(256)

0	3,274	0	0	0	0	0	0

(236)	3,054	(3,071)	(987)	(339)	(59)	(149)	(256)

73,948	59,223	23,371	21,541	19,343	9,929	16,663	4,163

$74,791	$62,714	$19,904	$20,176	$20,070	$10,402	$16,309	$3,835

MONY

Variable Account L

STATEMENT OF OPERATIONS (continued)

	UIF U.S. Real Estate Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio
	For the year ended December 31, 2003	For the period October 7, 2003** through December 31, 2003	For the period November 6, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$0	$0	$996

Expense:

Mortality and expense risk charges	(730)	(1)	(0)	(921)	(209)

Net investment income (loss)	(730)	(1)	0	(921)	787

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(570)	2	1	(477)	(761)

Realized gain distributions	0	0	0	0	0

Realized gain (loss)	(570)	2	1	(477)	(761)

Change in unrealized appreciation (depreciation)	41,432	226	34	54,298	7,494

Net increase (decrease) in net assets from operations	$40,132	$227	$35	$52,900	$7,520

**	Commencement of operations

See notes to financial statements.

PIMCO Global Bond Portfolio— Administrative Class	PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$1,752	$6,849	$5,435

(532)	(1,847)	(1,327)

1,220	5,002	4,108

2,204	4,657	(2,835)

697	8,531	0

2,901	13,188	(2,835)

7,774	5,335	61,159

$11,895	$23,525	$62,432

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Enterprise Balanced Portfolio		Enterprise Capital Appreciation Portfolio		Enterprise Equity Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$2,592	$1,284	$(3,886)	$(2,455)	$(53,035)	$(44,608)

Net realized gain (loss)	(202)	(1,775)	(15,470)	(18,425)	(544,069)	(933,238)

Net change in unrealized appreciation (depreciation)	(4,616)	(9,424)	193,773	(61,071)	3,550,450	(1,257,989)

Net increase (decrease) in net assets from operations	(2,226)	(9,915)	174,417	(81,951)	2,953,346	(2,235,835)

Contract transactions:

Payments received from contract owners	8,919	75,396	235,414	242,448	1,580,394	1,946,552

Transfers between subaccounts, net	(100,172)	(744)	85,885	(2,430)	(54,623)	(86,676)

Transfers for contract benefits and terminations	(4,496)	(27,863)	(120,352)	(108,937)	(1,281,435)	(1,074,547)

Net increase (decrease) from contract transactions	(95,749)	46,789	200,947	131,081	244,336	785,329

Net increase (decrease) in net assets	(97,975)	36,874	375,364	49,130	3,197,682	(1,450,506)

Net assets beginning of period	97,975	61,101	422,588	373,458	5,617,710	7,068,216

Net assets end of period	$0	$97,975	$797,952	$422,588	$8,815,392	$5,617,710

Units issued during the period	1,365	9,296	49,424	34,685	184,559	235,624

Units redeemed during the period	(12,973)	(4,105)	(20,346)	(16,661)	(150,817)	(138,161)

Net units issued (redeemed) during period	(11,608)	5,191	29,078	18,024	33,742	97,463

***	Termination of subaccount

See notes to financial statements.

Enterprise Emerging Countries Portfolio		Enterprise Equity Income Portfolio		Enterprise Growth and Income Portfolio		Enterprise Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(6)	$(14)	$2,329	$1,255	$5,210	$6,641	$(2,851)	$(1,521)

302	859	(2,466)	(3,966)	(60,440)	(64,755)	(43,170)	(41,889)

(76)	(618)	65,550	(22,165)	377,193	(265,529)	310,794	(232,645)

220	227	65,413	(24,876)	321,963	(323,643)	264,773	(276,055)

633	3,210	136,635	130,670	540,533	587,067	850,513	679,058

(4,946)	379	45,399	5,627	7,567	(22,987)	259,232	25,118

(190)	(1,164)	(52,168)	(40,066)	(266,004)	(258,111)	(338,022)	(230,150)

(4,503)	2,425	129,866	96,231	282,096	305,969	771,723	474,026

(4,283)	2,652	195,279	71,355	604,059	(17,674)	1,036,496	197,971

4,283	1,631	172,588	101,233	1,050,461	1,068,135	1,094,767	896,796

$0	$4,283	$367,867	$172,588	$1,654,520	$1,050,461	$2,131,263	$1,094,767

1,557	9,124	22,951	16,206	76,957	80,858	156,600	95,842

(2,094)	(8,756)	(7,969)	(5,522)	(40,405)	(42,072)	(51,384)	(35,628)

(537)	368	14,982	10,684	36,552	38,786	105,216	60,214

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Global Socially Responsive Portfolio		Enterprise High-Yield Portfolio		Enterprise International Growth Portfolio
	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(62)	$(2)	$17,223	$60,446	$(3,174)	$(574)

Net realized gain (loss)	(1,055)	(718)	(4,483)	(16,524)	(158,796)	(146,613)

Net change in unrealized appreciation (depreciation)	9,034	(2,635)	169,329	(36,249)	534,519	(137,565)

Net increase (decrease) in net assets from operations	7,917	(3,355)	182,069	7,673	372,549	(284,752)

Contract transactions:

Payments received from contract owners	24,701	28,224	178,724	244,140	379,305	455,084

Transfers between subaccounts, net	1,285	131	14,977	10,502	7,540	(20,819)

Transfers for contract benefits and terminations	(10,859)	(6,221)	(172,666)	(134,631)	(323,470)	(230,875)

Net increase (decrease) from contract transactions	15,127	22,134	21,035	120,011	63,375	203,390

Net increase (decrease) in net assets	23,044	18,779	203,104	127,684	435,924	(81,362)

Net assets beginning of period	18,779	0	815,575	687,891	1,206,003	1,287,365

Net assets end of period	$41,823	$18,779	$1,018,679	$815,575	$1,641,927	$1,206,003

Units issued during the period	2,828	2,876	16,013	23,817	55,155	57,463

Units redeemed during the period	(1,169)	(680)	(13,759)	(12,589)	(45,650)	(31,736)

Net units issued (redeemed) during period	1,659	2,196	2,254	11,228	9,505	25,727

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Mid-Cap Growth Portfolio		Enterprise Multi-Cap Growth Portfolio		Enterprise Managed Portfolio		Enterprise Small Company Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(48)	$(235)	$(3,473)	$(2,363)	$35,152	$16,951	$(3,628)	$(2,032)

(238)	(1,175)	(24,714)	(42,645)	(541,675)	(875,208)	(20,595)	(11,145)

(578)	(13,148)	186,203	(148,961)	1,982,838	(1,132,490)	154,270	(93,771)

(864)	(14,558)	158,016	(193,969)	1,476,315	(1,990,747)	130,047	(106,948)

4,373	50,712	253,710	342,270	1,738,451	1,996,432	305,893	315,947

(44,672)	(36)	13,773	(43,958)	(120,883)	(96,327)	16,639	13,216

(1,146)	(9,187)	(134,244)	(125,822)	(1,517,527)	(1,497,330)	(137,208)	(98,509)

(41,445)	41,489	133,239	172,490	100,041	402,775	185,324	230,654

(42,309)	26,931	291,255	(21,479)	1,576,356	(1,587,972)	315,371	123,706

42,309	15,378	421,926	443,405	7,280,433	8,868,405	444,022	320,316

$0	$42,309	$713,181	$421,926	$8,856,789	$7,280,433	$759,393	$444,022

993	7,109	53,904	63,509	178,693	183,613	41,606	40,502

(8,276)	(1,672)	(29,960)	(34,520)	(162,875)	(145,717)	(18,962)	(14,047)

(7,283)	5,437	23,944	28,989	15,818	37,896	22,644	26,455

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Small Company Value Portfolio		Enterprise Total Return Portfolio		Enterprise WorldWide Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period March 5, 2002** through December 31, 2002	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(33,749)	$(16,956)	$2,242	$479	$(10)	$(38)

Net realized gain (loss)	(181,742)	(112,651)	2,789	633	(82)	(115)

Net change in unrealized appreciation (depreciation)	2,005,150	(367,170)	(825)	491	(469)	(1,754)

Net increase (decrease) in net assets from operations	1,789,659	(496,777)	4,206	1,603	(561)	(1,907)

Contract transactions:

Payments received from contract owners	1,290,109	1,338,218	131,260	42,592	1,213	9,442

Transfers between subaccounts, net	30,349	(26,004)	2,632	274	(9,020)	436

Transfers for contract benefits and terminations	(916,191)	(774,591)	(27,238)	(7,455)	(606)	(3,067)

Net increase (decrease) from contract transactions	404,267	537,623	106,654	35,411	(8,413)	6,811

Net increase (decrease) in net assets	2,193,926	40,846	110,860	37,014	(8,974)	4,904

Net assets beginning of period	4,678,930	4,638,084	37,014	0	8,974	4,070

Net assets end of period	$6,872,856	$4,678,930	$147,874	$37,014	$0	$8,974

Units issued during the period	99,466	91,646	12,990	4,464	189	1,287

Units redeemed during the period	(58,930)	(51,109)	(3,147)	(971)	(1,544)	(395)

Net units issued (redeemed) during period	40,536	40,537	9,843	3,493	(1,355)	892

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio		MONY Series Fund, Inc. Equity Growth Portfolio		MONY Series Fund, Inc. Equity Income Portfolio
For the period November 3, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$2	$414	$1,167	$(129)	$(5)	$508	$475

0	(2,133)	7,812	(8,106)	(13,729)	(3,846)	334

(1)	22,698	(23,719)	19,827	(2,496)	13,991	(9,074)

1	20,979	(14,740)	11,592	(16,230)	10,653	(8,265)

519	1,684	1,684	10,501	24,604	9,475	15,356

0	1,700	0	0	(14,301)	1,700	0

(119)	(2,739)	(2,739)	(20,892)	(8,445)	(13,324)	(7,815)

400	645	(1,055)	(10,391)	1,858	(2,149)	7,541

401	21,624	(15,795)	1,201	(14,372)	8,504	(724)

0	71,984	87,779	42,889	57,261	40,218	40,942

$401	$93,608	$71,984	$44,090	$42,889	$48,722	$40,218

52	84	44	229	501	247	328

(12)	(69)	(72)	(449)	(528)	(291)	(193)

40	15	(28)	(220)	(27)	(44)	135

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Series Fund, Inc. Government Securities Portfolio		MONY Series Fund, Inc. Intermediate Term Bond Portfolio		MONY Series Fund, Inc. Money Market Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$16,718	$8,004	$15,129	$7,989	$9,298	$22,270

Net realized gain (loss)	11,810	4,496	10,896	1,654	0	0

Net change in unrealized appreciation (depreciation)	(20,856)	16,282	(16,847)	14,866	0	0

Net increase (decrease) in net assets from operations	7,672	28,782	9,178	24,509	9,298	22,270

Contract transactions:

Payments received from contract owners	402,534	324,790	68,301	133,714	1,376,693	1,286,299

Transfers between subaccounts, net	(29,774)	110,461	(4,952)	44,258	(574,828)	66,645

Transfers for contract benefits and terminations	(205,555)	(124,698)	(56,489)	(43,819)	(778,594)	(296,704)

Net increase (decrease) from contract transactions	167,205	310,553	6,860	134,153	23,271	1,056,240

Net increase (decrease) in net assets	174,877	339,335	16,038	158,662	32,569	1,078,510

Net assets beginning of period	646,908	307,573	348,125	189,463	3,311,905	2,233,395

Net assets end of period	$821,785	$646,908	$364,163	$348,125	$3,344,474	$3,311,905

Units issued during the period	40,333	40,772	10,663	16,150	149,526	161,105

Units redeemed during the period	(23,623)	(13,639)	(9,866)	(5,625)	(143,976)	(58,778)

Net units issued (redeemed) during period	16,710	27,133	797	10,525	5,550	102,327

**	Commencement of operations

See notes to financial statements.

MONY Series Fund, Inc. Long Term Bond Portfolio		AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio—Class O		Alger American Mid Cap Growth Portfolio—Class O
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 20, 2003** through December 31, 2003	For the period October 21, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 26, 2002** through December 31, 2002

$34,849	$17,342	$(3)	$0	$670	$39	$(909)	$(205)

13,156	5,491	5	3	284	(368)	(1,193)	(1,476)

(20,217)	45,059	560	12	10,027	(500)	66,602	(11,789)

27,788	67,892	562	15	10,981	(829)	64,500	(13,470)

218,046	255,592	7,189	405	71,881	39,686	107,099	69,159

1,969	5,356	0	0	17,961	(28)	67,599	13,126

(122,546)	(99,323)	(289)	(65)	(16,469)	(6,659)	(31,027)	(11,193)

97,469	161,625	6,900	340	73,373	32,999	143,671	71,092

125,257	229,517	7,462	355	84,354	32,170	208,171	57,622

608,278	378,761	0	0	32,170	0	57,622	0

$733,535	$608,278	$7,462	$355	$116,524	$32,170	$265,793	$57,622

19,058	23,232	716	39	9,375	4,309	18,635	9,364

(10,122)	(9,427)	(33)	(6)	(2,074)	(773)	(3,426)	(1,748)

8,936	13,805	683	33	7,301	3,536	15,209	7,616

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Dreyfus Socially Responsible Growth Fund— Initial Class		Dreyfus Stock Index Portfolio—Initial Class		Dreyfus IP Small Cap Stock Index Portfolio—Service Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 30, 2003** through December 31, 2003

From operations:

Net investment income (loss)	$(693)	$(256)	$11,417	$8,322	$0

Net realized gain (loss)	(8,215)	(8,863)	(29,144)	(56,270)	0

Net change in unrealized appreciation (depreciation)	43,490	(28,960)	337,620	(202,111)	12

Net increase (decrease) in net assets from operations	34,582	(38,079)	319,893	(250,059)	12

Contract transactions:

Payments received from contract owners	70,506	92,074	506,909	589,290	402

Transfers between subaccounts, net	(4,114)	(990)	20,001	5,269	768

Transfers for contract benefits and terminations	(34,554)	(32,229)	(231,716)	(213,664)	(135)

Net increase (decrease) from contract transactions	31,838	58,855	295,194	380,895	1,035

Net increase (decrease) in net assets	66,420	20,776	615,087	130,836	1,047

Net assets beginning of period	118,570	97,794	1,016,822	885,986	0

Net assets end of period	$184,990	$118,570	$1,631,909	$1,016,822	$1,047

Units issued during the period	13,388	16,607	77,648	91,230	109

Units redeemed during the period	(7,480)	(6,611)	(35,982)	(38,508)	(13)

Net units issued (redeemed) during period	5,908	9,996	41,666	52,722	96

**	Commencement of operations

See notes to financial statements.

Fidelity VIP Growth Portfolio—Service Class		Fidelity VIP II Contrafund Portfolio—Service Class		Fidelity VIP III Growth Opportunities Portfolio—Service Class		Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund— Class 2
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period beginning November 6, 2003** through December 31, 2003	For the period beginning November 20, 2003** through December 31, 2003

$(3,841)	$(3,070)	$(2,181)	$339	$(60)	$229	$0	$0

(48,466)	(70,431)	(4,017)	(17,186)	(3,828)	(3,485)	2	0

285,688	(178,604)	183,276	(41,754)	37,468	(20,325)	4	38

233,381	(252,105)	177,078	(58,601)	33,580	(23,581)	6	38

327,846	418,627	234,803	279,615	54,003	65,676	452	1,262

10,604	(13,620)	17,983	(13,103)	7,683	839	0	0

(199,185)	(176,348)	(128,041)	(112,642)	(37,967)	(25,090)	(130)	(37)

139,265	228,659	124,745	153,870	23,719	41,425	322	1,225

372,646	(23,446)	301,823	95,269	57,299	17,844	328	1,263

670,188	693,634	567,676	472,407	101,196	83,352	0	0

$1,042,834	$670,188	$869,499	$567,676	$158,495	$101,196	$328	$1,263

61,023	73,018	32,115	37,183	9,312	9,941	42	122

(37,599)	(36,288)	(16,831)	(18,169)	(5,953)	(3,967)	(12)	(4)

23,424	36,730	15,284	19,014	3,359	5,974	30	118

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio		INVESCO VIF Health Sciences Portfolio
	For the period November 26, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$0	$29	$59	$(226)	$(53)

Net realized gain (loss)	0	(152)	(119)	(246)	(109)

Net change in unrealized appreciation (depreciation)	(0)	6,743	(1,733)	9,910	(1,430)

Net increase (decrease) in net assets from operations	(0)	6,620	(1,793)	9,438	(1,592)

Contract transactions:

Payments received from contract owners	85	19,731	18,151	37,268	20,923

Transfers between subaccounts, net	0	27	372	(496)	4,061

Transfers for contract benefits and terminations	(13)	(5,551)	(2,116)	(8,924)	(3,406)

Net increase (decrease) from contract transactions	72	14,207	16,407	27,848	21,578

Net increase (decrease) in net assets	72	20,827	14,614	37,286	19,986

Net assets beginning of period	0	14,614	0	19,986	0

Net assets end of period	$72	$35,441	$14,614	$57,272	$19,986

Units issued during the period	8	2,074	1,944	4,207	2,865

Units redeemed during the period	(1)	(591)	(233)	(1,131)	(398)

Net units issued (redeemed) during period	7	1,483	1,711	3,076	2,467

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio		Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class		Janus Aspen Series Balanced Portfolio—Institutional Class		Janus Aspen Series Capital Appreciation Portfolio— Institutional Class		Janus Aspen Series Capital Appreciation Portfolio— Service Class
For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 22, 2002** through December 31, 2002

$(97)	$(41)	$(3,970)	$(2,425)	$8,420	$8,039	$(1,248)	$(116)	$(137)	$(10)

(1,511)	(1,309)	(30,740)	(73,572)	(5,372)	(9,198)	(36,634)	(59,659)	(544)	(179)

6,357	(2,341)	224,103	(73,689)	61,583	(25,010)	169,083	(50,360)	10,169	(2,656)

4,749	(3,691)	189,393	(149,686)	64,631	(26,169)	131,201	(110,135)	9,488	(2,845)

16,250	16,738	298,048	510,138	170,903	230,162	259,698	319,433	48,912	34,545

0	(47)	8,305	(13,798)	14,825	11,082	(6,526)	(37,513)	1,886	(105)

(7,200)	(5,781)	(174,102)	(293,246)	(92,793)	(83,410)	(183,113)	(148,098)	(14,408)	(4,066)

9,050	10,910	132,251	203,094	92,935	157,834	70,059	133,822	36,390	30,374

13,799	7,219	321,644	53,408	157,566	131,665	201,260	23,687	45,878	27,529

7,219	0	492,821	439,413	429,475	297,810	626,902	603,215	27,529	0

$21,018	$7,219	$814,465	$492,821	$587,041	$429,475	$828,162	$626,902	$73,407	$27,529

2,336	1,917	86,138	150,520	22,735	31,254	46,985	58,173	5,390	3,579

(999)	(785)	(51,909)	(93,982)	(12,709)	(13,964)	(35,244)	(35,682)	(1,601)	(477)

1,337	1,132	34,229	56,538	10,026	17,290	11,741	22,491	3,789	3,102

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Janus Aspen Series Flexible Income Portfolio—Service Class		Janus Aspen Series International Growth Portfolio—Service Class		Janus Aspen Series WorldWide Growth Portfolio—Institutional Class
	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$1,977	$586	$393	$119	$4,710	$3,320

Net realized gain (loss)	372	201	(2,515)	(931)	(63,218)	(69,523)

Net change in unrealized appreciation (depreciation)	245	874	35,023	(11,545)	270,849	(171,410)

Net increase (decrease) in net assets from operations	2,594	1,661	32,901	(12,357)	212,341	(237,613)

Contract transactions:

Payments received from contract owners	47,686	36,488	75,736	74,522	385,074	479,522

Transfers between subaccounts, net	41	(3,074)	4,840	183	(30,168)	(19,431)

Transfers for contract benefits and terminations	(9,552)	(4,112)	(26,443)	(8,505)	(188,923)	(175,801)

Net increase (decrease) from contract transactions	38,175	29,302	54,133	66,200	165,983	284,290

Net increase (decrease) in net assets	40,769	30,963	87,034	53,843	378,324	46,677

Net assets beginning of period	30,963	0	53,843	0	807,216	760,539

Net assets end of period	$71,732	$30,963	$140,877	$53,843	$1,185,540	$807,216

Units issued during the period	4,358	4,132	9,583	7,763	81,897	92,303

Units redeemed during the period	(932)	(1,277)	(3,143)	(1,033)	(49,112)	(40,643)

Net units issued (redeemed) during period	3,426	2,855	6,440	6,730	32,785	51,660

**	Commencement of operations

See notes to financial statements.

Lord Abbett Bond-Debenture Portfolio—Class VC		Lord Abbett Growth and Income Portfolio—Class VC		Lord Abbett Mid-Cap Value Portfolio—Class VC		MFS Mid Cap Growth Portfolio—Initial Class
For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 27, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 1, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002

$2,604	$372	$1,079	$232	$437	$198	$(396)	$(92)

928	64	(236)	(611)	3,054	(371)	(3,071)	(1,719)

3,955	337	73,948	(5,323)	59,223	(2,109)	23,371	(5,544)

7,487	773	74,791	(5,702)	62,714	(2,282)	19,904	(7,355)

54,997	24,177	179,383	89,444	142,497	44,872	65,851	44,285

466	131	113,801	2,719	100,982	27,873	562	228

(8,926)	(2,538)	(40,021)	(9,668)	(27,409)	(5,987)	(20,338)	(9,118)

46,537	21,770	253,163	82,495	216,070	66,758	46,075	35,395

54,024	22,543	327,954	76,793	278,784	64,476	65,979	28,040

22,543	0	76,793	0	64,476	0	28,040	0

$76,567	$22,543	$404,747	$76,793	$343,260	$64,476	$94,019	$28,040

4,933	2,353	32,889	10,700	25,700	8,233	8,937	5,681

(793)	(247)	(4,651)	(1,252)	(2,995)	(950)	(2,714)	(1,366)

4,140	2,106	28,238	9,448	22,705	7,283	6,223	4,315

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MFS New Discovery Portfolio—Initial Class		MFS Total Return Portfolio—Initial Class		MFS Utilities Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(378)	$(115)	$1,066	$(49)	$532	$46

Net realized gain (loss)	(987)	(588)	(339)	(410)	(59)	(48)

Net change in unrealized appreciation (depreciation)	21,541	(6,441)	19,343	17	9,929	(333)

Net increase (decrease) in net assets from operations	20,176	(7,144)	20,070	(442)	10,402	(335)

Contract transactions:

Payments received from contract owners	51,408	41,008	99,968	93,095	34,005	11,093

Transfers between subaccounts, net	6,975	8,094	21,181	(12,681)	5,686	0

Transfers for contract benefits and terminations	(14,943)	(6,672)	(23,729)	(7,530)	(4,814)	(2,362)

Net increase (decrease) from contract transactions	43,440	42,430	97,420	72,884	34,877	8,731

Net increase (decrease) in net assets	63,616	35,286	117,490	72,442	45,279	8,396

Net assets beginning of period	35,286	0	72,442	0	8,396	0

Net assets end of period	$98,902	$35,286	$189,932	$72,442	$53,675	$8,396

Units issued during the period	7,062	5,546	12,163	9,900	4,354	1,216

Units redeemed during the period	(1,819)	(821)	(2,565)	(2,314)	(726)	(249)

Net units issued (redeemed) during period	5,243	4,725	9,598	7,586	3,628	967

**	Commencement of operations

See notes to financial statements.

UIF Emerging Markets Equity Portfolio—Class I		UIF Global Value Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class
For the year ended December 31, 2003	For the period February 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 28, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 26, 2002** through December 31, 2002	For the period October 7, 2003** through December 31, 2003	For the period November 6, 2003** through December 31, 2003

$(205)	$(93)	$(72)	$29	$(730)	$1,867	$(1)	$0

(149)	(227)	(256)	(56)	(570)	654	2	1

16,663	(4,386)	4,163	(353)	41,432	(4,784)	226	34

16,309	(4,706)	3,835	(380)	40,132	(2,263)	227	35

17,353	33,842	12,271	4,589	111,135	58,759	3,379	1,049

3,164	12	4,313	463	(313)	17,783	0	0

(7,828)	(4,431)	(3,169)	(855)	(21,503)	(6,398)	(216)	(154)

12,689	29,423	13,415	4,197	89,319	70,144	3,163	895

28,998	24,717	17,250	3,817	129,451	67,881	3,390	930

24,717	0	3,817	0	67,881	0	0	0

$53,715	$24,717	$21,067	$3,817	$197,332	$67,881	$3,390	$930

2,145	3,422	1,998	569	10,810	8,118	325	101

(805)	(485)	(471)	(107)	(2,578)	(905)	(24)	(15)

1,340	2,937	1,527	462	8,232	7,213	301	86

MONY

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PBHG Mid-Cap Portfolio		PBHG Select Value Portfolio
	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(921)	$(242)	$787	$70

Net realized gain (loss)	(477)	(3,702)	(761)	384

Net change in unrealized appreciation (depreciation)	54,298	(4,107)	7,494	(1,164)

Net increase (decrease) in net assets from operations	52,900	(8,051)	7,520	(710)

Contract transactions:

Payments received from contract owners	147,361	98,551	38,319	28,183

Transfers between subaccounts, net	10,829	(1,715)	1,544	(7,563)

Transfers for contract benefits and terminations	(33,164)	(11,187)	(8,354)	(3,455)

Net increase (decrease) from contract transactions	125,026	85,649	31,509	17,165

Net increase (decrease) in net assets	177,926	77,598	39,029	16,455

Net assets beginning of period	77,598	0	16,455	0

Net assets end of period	$255,524	$77,598	$55,484	$16,455

Units issued during the period	17,025	11,801	4,892	3,186

Units redeemed during the period	(3,788)	(2,783)	(1,084)	(1,123)

Net units issued (redeemed) during period	13,237	9,018	3,808	2,063

**	Commencement of operations

See notes to financial statements.

PIMCO Global Bond Portfolio— Administrative Class		PIMCO Real Return Portfolio— Administrative Class		PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class
For the year ended December 31, 2003	For the period February 22, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 1, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 22, 2002** through December 31, 2002

$1,220	$505	$5,002	$1,794	$4,108	$2,114

2,901	447	13,188	2,026	(2,835)	(3,909)

7,774	4,713	5,335	4,625	61,159	(15,974)

11,895	5,665	23,525	8,445	62,432	(17,769)

74,852	38,419	264,225	106,630	189,845	176,315

(346)	17,709	48,027	41,917	5,133	3,686

(19,860)	(4,947)	(47,853)	(17,641)	(60,088)	(28,171)

54,646	51,181	264,399	130,906	134,890	151,830

66,541	56,846	287,924	139,351	197,322	134,061

56,846	0	139,351	0	134,061	0

$123,387	$56,846	$427,275	$139,351	$331,383	$134,061

6,626	5,354	30,979	16,520	21,440	20,701

(2,199)	(470)	(8,453)	(4,283)	(6,633)	(4,406)

4,427	4,884	22,526	12,237	14,807	16,295

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business

MONY Variable Account L (the “Variable Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY‘s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (MONY Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and MONY Survivorship Variable Universal Life, collectively, the Variable Life Insurance Policies. These policies are issued by MONY.

There are sixty-one MONY Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, INVESCO Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Fund, AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, Fidelity Variable Insurance Products, Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Dreyfus Investment Portfolios, The Universal Institutional Funds, or Janus Aspen Series (collectively, the “Funds). The Funds are registered under the 1940 Act as open-end, management investment companies. The Fund and Enterprise are affiliated with MONY.

During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial statements for the years ended December 31, 2003 and 2002 are presented for each portfolio of the Funds rather than for each Variable Life Insurance Policy as if the subaccounts were combined on January 1, 2002. Combining these subaccounts had no effect on the net assets of the subaccounts or unit values of the Variable Life Insurance Policies.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds which were distributed by MONY to the Policyholders.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on ex-dividend date. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies (continued)

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3.  Related Party Transactions

MONY is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Variable Account for the year ended December 31, 2003 aggregated $7,156,247.

MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% to 0.75% of average daily net assets of each of the MONY Variable Life subaccounts.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY Life Insurance Company of America (“MONY America”), a wholly-owned subsidiary of MONY, receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the year ended December 31, 2003, MONY received $13,628 in aggregate from certain Funds in connection with MONY Life subaccounts.

MONY America acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

On September 17, 2003, The MONY Group, Inc. (“MONY Group,” the ultimate parent of MONY and MONY America) entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On January 13, 2004 and February 4, 2004 the Board of Trustees of Enterprise and the Board of Directors of the Fund (collectively “the Trusts”), respectively, approved resolutions to merge the Trusts into the EQ Advisors Trust, a registered investment company managed by the Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. These mergers are subject to the approvals of the shareholders of each of the Trusts and are conditional upon completion of the proposed acquisition of MONY Group by AXA Financial.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2003 were as follows:

MONY Variable Account L Subaccounts	Cost of Shares Acquired	Proceeds from Shares Redeemed

Enterprise Balanced Portfolio	$8,222	$1,906

Enterprise Capital Appreciation Portfolio	281,578	84,766

Enterprise Equity Portfolio	1,014,761	827,292

Enterprise Emerging Countries Portfolio	12,237	10,820

Enterprise Equity Income Portfolio	174,423	46,149

Enterprise Growth and Income Portfolio	434,285	161,461

Enterprise Growth Portfolio	827,106	168,469

Enterprise Global Socially Responsive Portfolio	23,903	8,964

Enterprise High-Yield Portfolio	144,542	130,715

Enterprise International Growth Portfolio	13,122	246,193

Enterprise Mid-Cap Growth Portfolio	5,212	1,958

Enterprise Multi-Cap Growth Portfolio	213,152	83,621

Enterprise Managed Portfolio	1,046,235	1,054,030

Enterprise Small Company Growth Portfolio	265,975	84,514

Enterprise Small Company Value Portfolio	1,025,480	663,843

Enterprise Total Return Portfolio	123,426	17,385

Enterprise WorldWide Growth Portfolio	837	244

Enterprise Short Duration Bond Portfolio	451	51

MONY Series Fund, Inc. Diversified Portfolio	3,385	3,259

MONY Series Fund, Inc. Equity Growth Portfolio	7,411	18,083

MONY Series Fund, Inc. Equity Income Portfolio	8,379	10,804

MONY Series Fund, Inc. Government Securities Portfolio	373,445	211,595

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	122,739	118,688

MONY Series Fund, Inc. Money Market Portfolio	1,346,154	1,344,160

MONY Series Fund, Inc. Long Term Bond Portfolio	189,698	97,255

AIM Basic Value Fund—Series I	7,131	236

AIM Mid Cap Core Equity Fund—Series I	399	59

Alger American Balanced Portfolio—Class O	81,342	8,374

Alger American Mid Cap Growth Portfolio—Class O	159,471	16,739

Dreyfus Socially Responsible Growth Fund—Initial Class	54,939	24,047

Dreyfus Stock Index Portfolio—Initial Class	401,410	114,778

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	1,107	73

Fidelity VIP Growth Portfolio—Service Class	264,290	130,712

Fidelity VIP II Contrafund Portfolio—Service Class	198,094	78,099

Fidelity VIP III Growth Opportunities Portfolio—Service Class	49,533	26,654

Franklin Income Securities Fund—Class 2	444	122

Franklin Rising Dividends Securities Fund—Class 2	1,239	14

Franklin Zero Coupon 2010 Fund—Class 2	73	0

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY Variable Account L Subaccounts	Cost of Shares Acquired	Proceeds from Shares Redeemed

INVESCO VIF Financial Services Portfolio	$16,141	$2,075

INVESCO VIF Health Sciences Portfolio	31,367	3,755

INVESCO VIF Telecommunications Portfolio	15,225	6,276

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	228,567	100,555

Janus Aspen Series Balanced Portfolio—Institutional Class	162,914	73,315

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	196,077	131,108

Janus Aspen Series Capital Appreciation Portfolio—Service Class	44,412	8,304

Janus Aspen Series Flexible Income Portfolio—Service Class	42,396	4,544

Janus Aspen Series International Growth Portfolio—Service Class	67,302	13,758

Janus Aspen Series WorldWide Growth Portfolio—Institutional Class	299,455	139,986

Lord Abbett Bond-Debenture Portfolio—Class VC	49,773	3,535

Lord Abbett Growth and Income Portfolio—Class VC	272,038	20,219

Lord Abbett Mid-Cap Value Portfolio—Class VC	231,473	16,582

MFS Mid-Cap Growth Portfolio—Initial Class	55,400	9,736

MFS New Discovery Portfolio—Initial Class	49,724	6,680

MFS Total Return Portfolio—Initial Class	106,689	10,071

MFS Utilities Portfolio—Initial Class	38,186	3,511

UIF Emerging Markets Equity Portfolio—Class I	16,954	4,483

UIF Global Value Equity Portfolio—Class I	15,438	2,098

UIF U.S. Real Estate Portfolio—Class I	104,194	15,638

Oppenheimer Global Securities Portfolio—Service Class	3,276	115

Oppenheimer Main Street Portfolio—Service Class	950	55

PBHG Mid-Cap Portfolio	139,646	15,581

PBHG Select Value Portfolio	34,512	3,222

PIMCO Global Bond Portfolio—Administrative Class	69,319	15,234

PIMCO Real Return Portfolio—Administrative Class	333,769	71,284

PIMCO StocksPLUS Growth and Income Portfolio—Administrative Class	158,744	25,253

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights

The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Effective for the year ended December 31, 2003, the Variable Account has adopted the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies, which requires the disclosure of ranges for certain financial highlights information. The following table was developed by determining which Variable Life Insurance Policies funded by the Variable Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the year ended December 31, 2003 were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by MONY as contract owners may not have selected all available and applicable contract options discussed in Note 1. The ranges for the total return ratio and unit value correspond to the product groupings that produced the lowest and highest expense ratios.

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Balanced Portfolio (6)	0	$8.25 to 9.14	$0	16.67	%(^)	0.35%(^) to 0.65	%(^)	(2.25)% to (2.24)%

Enterprise Capital Appreciation Portfolio	96,262	8.02 to 8.08	798	0.00		0.35 to 0.75		32.03 to 32.56

Enterprise Equity Portfolio	763,614	8.71 to 12.73	8,815	0.00		0.35 to 0.75		51.73 to 52.27

Enterprise Emerging Countries Portfolio (6)	0	7.81	0	0.00		0.65	(^)	(1.88)

Enterprise Equity Income Portfolio	36,536	9.95 to 10.41	368	1.57		0.35 to 0.75		25.79 to 26.18

Enterprise Growth and Income Portfolio	197,771	8.03 to 8.15	1,655	1.09		0.35 to 0.75		26.66 to 27.15

Enterprise Growth Portfolio	271,410	7.49 to 7.49	2,131	0.46		0.35 to 0.75		16.12 to 16.49

Enterprise Global Socially Responsive Portfolio	3,854	10.49 to 10.95	42	0.38		0.35 to 0.65		25.86 to 26.23

Enterprise High-Yield Portfolio	70,854	12.51 to 15.06	1,019	2.56		0.35 to 0.75		21.75 to 22.29

Enterprise International Growth Portfolio	171,305	6.35 to 10.32	1,642	0.49		0.35 to 0.75		29.97 to 30.39

Enterprise Mid Cap Growth Portfolio (6)	0	5.35 to 7.07	0	0.00		0.35(^) to 0.65	(^)	(2.90) to (2.88)

Enterprise Multi-Cap Growth Portfolio	122,954	5.04 to 7.59	713	0.00		0.35 to 0.75		33.63 to 34.04

Enterprise Managed Portfolio	718,620	8.40 to 12.73	8,857	1.19		0.35 to 0.75		20.09 to 20.52

Enterprise Small Company Growth Portfolio	81,966	9.05 to 9.68	759	0.00		0.35 to 0.75		22.07 to 22.63

Enterprise Small Company Value Portfolio	312,903	11.65 to 26.05	6,873	0.11		0.35 to 0.75		36.39 to 37.06

Enterprise Total Return Portfolio	13,336	11.00 to 11.12	148	3.06		0.35 to 0.65		4.91 to 5.26

Enterprise WorldWide Growth Portfolio (6)	0	6.20	0	0.00		0.65	(^)	(5.92)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003				For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)		Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Short Duration Bond Portfolio (1)	40	$10.03	$0	(^^)	2.97	%(^)	0.35	%(^)	0.30%

MONY Series Fund, Inc. Diversified Portfolio	2,058	45.49	94		1.12		0.60		29.09

MONY Series Fund, Inc. Equity Growth Portfolio	807	54.65	44		0.30		0.60		30.87

MONY Series Fund, Inc. Equity Income Portfolio	906	53.77	49		1.79		0.60		26.97

MONY Series Fund, Inc. Government Securities Portfolio	68,455	10.60 to 13.81	822		2.88		0.35 to 0.75		0.95 to 1.34

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	26,224	11.79 to 14.56	364		4.77		0.35 to 0.75		2.46 to 2.88

MONY Series Fund, Inc. Money Market Portfolio	307,495	10.11 to 12.53	3,344		0.88		0.35 to 0.75		0.16 to 0.60

MONY Series Fund, Inc. Long Term Bond Portfolio	50,925	11.23 to 15.97	734		5.77		0.35 to 0.75		3.97 to 4.37

AIM Basic Value Fund—Series I (7)	683	10.93	7		0.06	(^)	0.35	(^)	9.30

AIM Mid Cap Core Equity Fund—Series I (8)	33	10.68	0	(^^)	0.00		0.35	(^)	6.80

Alger American Balanced Portfolio—Class O	10,836	10.70 to 10.78	117		1.62		0.35 to 0.65		18.33 to 18.63

Alger American Mid Cap Growth Portfolio—Class O	22,824	10.99 to 11.22	266		0.00		0.35 to 0.65		46.86 to 47.32

Dreyfus Socially Responsible Growth Fund—Initial Class	29,883	5.98 to 7.56	185		0.13		0.35 to 0.75		25.17 to 25.63

Dreyfus Stock Index Portfolio—Initial Class	202,873	7.82 to 8.11	1,632		1.55		0.35 to 0.75		27.36 to 27.92

Dreyfus IP Small Cap Stock Index Portfolio—Service Class (9)	96	10.90	1		0.00		0.35	(^)	9.00

Fidelity VIP Growth Portfolio—Service Class	153,820	6.85 to 6.99	1,043		0.18		0.35 to 0.75		31.73 to 32.39

Fidelity VIP II Contrafund Portfolio—Service Class	91,087	9.40 to 9.46	869		0.33		0.35 to 0.75		27.37 to 27.84

Fidelity VIP III Growth Opportunities Portfolio—Service Class	20,004	7.42 to 9.25	158		0.56		0.35 to 0.75		28.65 to 29.27

Franklin Income Securities Fund—Class 2 (2)	30	10.85	0	(^^)	0.00		0.35	(^)	8.50

Franklin Rising Dividends Securities Fund—Class 2 (3)	118	10.73	1		0.00		0.35	(^)	7.30

Franklin Zero Coupon 2010 Fund—Class 2 (4)	7	10.05	0	(^^)	0.00		0.35	(^)	0.50

INVESCO VIF Financial Services Portfolio	3,195	10.76 to 11.21	35		0.67		0.35 to 0.65		28.70 to 29.02

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

INVESCO VIF Health Sciences Portfolio	5,543	$10.29	$57	0.00%	0.65%		27.04%

INVESCO VIF Telecommunications Portfolio	2,469	8.51	21	0.00	0.65		33.39

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	190,938	3.56 to 7.71	814	0.00	0.35 to 0.75		34.09 to 34.85

Janus Aspen Series Balanced Portfolio—Institutional Class	58,950	10.14 to 10.29	587	2.33	0.35 to 0.75		13.20 to 13.68

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	128,029	5.83 to 6.47	828	0.49	0.35 to 0.	65	19.59 to 19.96

Janus Aspen Series Capital Appreciation Portfolio—Service Class	6,891	11.04 to 10.69	73	0.28	0.35 to 0.65		19.44 to 19.79

Janus Aspen Series Flexible Income Portfolio—Service Class	6,281	11.43 to 11.62	72	4.48	0.35 to 0.65		5.54 to 5.83

Janus Aspen Series International Growth Portfolio—Service Class	13,169	10.62 to 10.70	141	1.02	0.35 to 0.65		33.75 to 34.09

Janus Aspen Series Worldwide Growth Portfolio—Institutional Class	204,216	5.63 to 6.14	1,186	1.15	0.35 to 0.65		23.19 to 23.54

Lord Abbett Bond-Debenture Portfolio—Class VC	6,246	12.25 to 12.56	77	5.56	0.35 to 0.65		17.27 to 17.56

Lord Abbett Growth and Income Portfolio—Class VC	37,685	10.57 to 10.83	405	1.00	0.35 to 0.65		30.17 to 30.66

Lord Abbett Mid-Cap Value Portfolio— Class VC	29,990	11.04 to 12.08	343	0.78	0.35 to 0.65		24.04 to 24.41

MFS Mid-Cap Growth Portfolio—Initial Class	10,538	8.85	94	0.00	0.65		36.15

MFS New Discovery Portfolio—Initial Class	9,967	9.76 to 10.43	99	0.00	0.35 to 0.65		32.79 to 33.21

MFS Total Return Portfolio—Initial Class	17,184	10.73 to 11.09	190	1.48	0.35 to 0.65		15.64 to 16.00

MFS Utilities Portfolio—Initial Class	4,595	11.72	54	2.35	0.65		35.02

UIF Emerging Markets Equity Portfolio—Class I	4,277	12.10 to 12.70	54	0.00	0.35 to 0.65		48.71 to 49.20

UIF Global Value Equity Portfolio—Class I	1,988	10.59	21	0.00	0.65		28.05

UIF U.S. Real Estate Portfolio—Class I	15,443	12.44 to 13.23	197	0.00	0.35 to 0.65		36.67 to 37.00

Oppenheimer Global Securities Portfolio—Service Class (5)	301	11.25	3	0.00	0.35	(^)	12.50

Oppenheimer Main Street Portfolio—Service Class (2)	86	10.79	1	0.00	0.35	(^)	7.90

PBHG Mid-Cap Portfolio	22,256	11.26 to 11.54	256	0.00	0.35 to 0.65		33.41 to 33.89

PBHG Select Value Portfolio	5,871	9.37	55	3.01	0.65		17.42

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

PIMCO Global Bond Portfolio—Administrative Class	9,312	$12.97 to $13.53	$123	2.05%	0.35% to 0.65%	13.70% to 14.07%

PIMCO Real Return Portfolio—Administrative Class	34,773	11.93 to 12.45	427	2.19	0.35 to 0.65	8.17 to 8.45

PIMCO StocksPLUS Growth and Income Portfolio—Administrative Class	31,103	10.41 to 10.70	331	2.33	0.35 to 0.65	29.54 to 29.96

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the Subaccount.
(^)	Annualized.
(^^)	Amounts round to less than one thousand.
(1)	For the period November 3, 2003 (commencement of operations) through December 31, 2003.
(2)	For the period November 6, 2003 (commencement of operations) through December 31, 2003.
(3)	For the period November 20, 2003 (commencement of operations) through December 31, 2003.
(4)	For the period November 26, 2003 (commencement of operations) through December 31, 2003.
(5)	For the period October 7, 2003 (commencement of operations) through December 31, 2003.
(6)	For the period January 1, 2003 through February 28, 2003 (termination of subaccount).
(7)	For the period October 20, 2003 (commencement of operations) through December 31, 2003.
(8)	For the period October 21, 2003 (commencement of operations) through December 31, 2003.
(9)	For the period October 30, 2003 (commencement of operations) through December 31, 2003.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,027	$41.76	$43	0.59%	0.60%	(23.15)%

Equity Income Subaccount	950	42.35	40	1.70	0.60	(15.65)

Intermediate Term Bond Subaccount	544	28.59	16	2.91	0.60	8.67

Long Term Bond Subaccount	626	36.08	23	3.97	0.60	13.39

Diversified Subaccount	2,043	35.24	72	2.07	0.60	(16.87)

Money Market Subaccount	877	20.69	18	1.49	0.60	0.93

MONY Equity Master Subaccounts

MONY Series Fund, Inc.

Government Securities Subaccount	22,488	13.68	308	2.82	0.75	5.80

Intermediate Term Bond Subaccount	13,508	14.21	192	3.32	0.75	8.56

Long Term Bond Subaccount	22,745	15.36	349	4.32	0.75	13.27

Money Market Subaccount	53,939	12.51	675	1.48	0.75	0.72

Enterprise Accumulation Trust

Equity Subaccount	585,851	8.39	4,913	0.00	0.75	(29.91)

Small Company Value Subaccount	216,070	19.10	4,127	0.37	0.75	(9.91)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Managed Subaccount	652,248	$10.60	$6,916	0.95%	0.75%	(21.83)%

International Growth Subaccount	133,659	7.94	1,061	0.68	0.75	(20.04)

High Yield Bond Subaccount	51,078	12.37	632	8.66	0.75	0.73

Growth Subaccount	33,150	6.45	214	0.41	0.75	(23.76)

Growth and Income Subaccount	68,556	6.34	435	1.22	0.75	(26.54)

Capital Appreciation Subaccount	15,482	6.12	95	0.00	0.75	(17.52)

Balanced Subaccount	149	8.47	1	2.10	0.75	(7.73)

Equity Income Subaccount	638	7.91	5	1.66	0.75	(15.40)

Multi-Cap Growth Subaccount	1,337	5.68	8	0.00	0.75	(35.16)

Small Company Growth Subaccount	3,613	7.93	29	0.00	0.75	(24.55)

Mid-Cap Growth Subaccount	1,874	6.50	12	0.00	0.75	(31.51)

Worldwide Growth Subaccount	57	7.42	426	0.00	0.75	(25.87)

Emerging Countries Subaccount	0	0	0	0.00	0.75	(21.50)

Dreyfus

Dreyfus Stock Index Subaccount	26,426	6.14	162	1.42	0.75	(22.56)

Dreyfus Socially Responsible Growth Subaccount	154	6.04	1	0.21	0.75	(29.52)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	35,429	5.20	184	0.13	0.75	(30.76)

VIP II Contrafund Subaccount	18,390	7.38	136	0.64	0.75	(10.11)

VIP III Growth Opportunities Subaccount	251	7.19	2	0.80	0.75	(22.44)

Janus Aspen Series

Aggressive Growth Subaccount	729	5.75	4	0.00	0.75	(28.48)

Balanced Subaccount	4,496	9.09	41	4.15	0.75	(7.15)

Capital Appreciation Subaccount	46,743	5.41	253	0.60	0.75	(16.25)

Worldwide Growth Subaccount	51,123	4.57	234	1.00	0.75	(26.17)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	1,054	$54.34	$57	0.00%	0.60%	(19.79)%

Equity Income Subaccount	815	50.21	41	1.71	0.60	(11.52)

Intermediate Term Bond Subaccount	295	26.31	8	5.27	0.60	7.87

Long Term Bond Subaccount	478	31.82	15	5.16	0.60	5.68

Diversified Subaccount	2,071	42.39	88	1.13	0.60	(15.93)

Money Market Subaccount	2,246	20.50	46	3.44	0.60	3.17

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

	At December 31, 2001					For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units		Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Government Securities Subaccount	16,863		12.93	218		4.35		0.75		5.81

Intermediate Term Bond Subaccount	9,128		13.09	119		4.84		0.75		7.74

Long Term Bond Subaccount	21,528		13.56	292		4.92		0.75		5.53

Money Market Subaccount	40,522		12.42	503		3.59		0.75		3.07

Enterprise Accumulation Trust

Equity Subaccount	532,023		11.97	6,370		0.00		0.75		(19.45)

Small Company Value Subaccount	204,616		21.20	4,339		0.26		0.75		4.33

Managed Subaccount	631,443		13.56	8,562		2.19		0.75		(11.83)

International Growth Subaccount	117,820		9.93	1,170		0.68		0.75		(28.41)

High Yield Bond Subaccount	48,673		12.28	598		8.85		0.75		5.14

Growth Subaccount	28,653		8.46	243		0.48		0.75		(13.23)

Growth and Income Subaccount	65,041		8.63	561		0.89		0.75		(12.56)

Capital Appreciation Subaccount	11,976		7.42	89		0.70		0.75		(19.78)

Balanced Subaccount (1)	0	(^^)	9.18	0	(^^^)	4.18	(^)	0.75	(^)	(8.20)

Equity Income Subaccount (2)	231		9.35	2		1.66	(^)	0.75	(^)	(6.50)

Multi-Cap Growth Subaccount (3)	572		8.76	5		0.00	(^)	0.75	(^)	(12.40)

Small Company Growth Subaccount (4)	476		10.51	5		0.00	(^)	0.75	(^)	5.10

Mid-Cap Growth Subaccount (4)	379		9.49	4		0.00	(^)	0.75	(^)	(5.10)

Worldwide Growth Subaccount (5)	0	(^^)	10.01	0	(^^^)	0.00	(^)	0.75	(^)	0.10

Dreyfus

Dreyfus Stock Index Subaccount	19,709		7.96	157		0.51		0.75		(12.91)

Dreyfus Socially Responsible Growth Subaccount (6)	44		8.57	0	(^^^)	0.00	(^)	0.75	(^)	(14.30)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	26,701		7.51	200		0.00		0.75		(18.37)

VIP II Contrafund Subaccount	13,866		8.21	114		0.59		0.75		(13.03)

VIP III Growth Opportunities Subaccount (6)	199		9.27	2		0.00	(^)	0.75	(^)	(7.30)

Janus Aspen Series

Aggressive Growth Subaccount (6)	413		8.04	3		0.00	(^)	0.75	(^)	(19.60)

Balanced Subaccount (5)	1,435		9.79	14		4.93	(^)	0.75	(^)	(2.10)

Capital Appreciation Subaccount	39,919		6.46	258		1.34		0.75		(22.36)

Worldwide Growth Subaccount	38,546		6.19	238		0.53		0.75		(23.01)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized.
(^^)	Amounts round to less than one.
(^^^)	Amounts round to less than one thousand.
(1)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 19, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 18, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period August 8, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 13, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	11,293	$12.37	$140	2.26%		0.35%		8.70%

Long Term Bond Subaccount	12,772	13.21	169	2.50		0.35		13.39

Government Securities Subaccount	17,384	12.31	214	1.41		0.35		5.94

Money Market Subaccount	96,370	10.80	1,041	0.97		0.35		0.93

Enterprise Accumulation Trust

Equity Subaccount	132,826	4.82	641	0.00		0.35		(29.84)

Small Company Value Subaccount	38,844	10.00	389	0.26		0.35		(9.75)

Managed Subaccount	46,292	7.19	333	0.66		0.35		(21.59)

International Growth Subaccount	22,624	5.22	118	0.46		0.35		(19.94)

High Yield Bond Subaccount	15,634	10.50	164	5.40		0.35		0.96

Growth Subaccount	105,572	6.46	682	0.27		0.35		(23.74)

Growth and Income Subaccount	81,345	6.51	530	0.81		0.35		(26.36)

Small Company Growth Subaccount	42,606	7.36	313	0.00		0.35		(24.36)

Equity Income Subaccount	15,612	7.85	123	0.84		0.35		(15.23)

Capital Appreciation Subaccount	48,771	6.36	310	0.00		0.35		(17.30)

Multi-Cap Growth Subaccount	83,320	4.16	346	0.00		0.35		(34.90)

Balanced Subaccount	11,429	8.44	96	1.35		0.35		(11.34)

Emerging Countries Subaccount	537	7.96	4	0.13		0.35		(17.17)

Worldwide Growth Subaccount	1,298	6.59	9	0.00		0.35		(25.11)

Mid-Cap Growth Subaccount	5,215	5.51	29	0.00		0.35		(31.38)

Total Return Subaccount (1)	21	10.46	0	1.92	(^)	0.35	(^)	4.60

Dreyfus

Dreyfus Stock Index Subaccount	119,048	6.34	755	0.92		0.35		(22.78)

Dreyfus Socially Responsible Growth Subaccount	19,929	4.97	99	0.18		0.35		(29.40)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	79,727	5.09	406	0.08		0.35		(30.56)

VIP II Contrafund Subaccount	49,502	7.55	374	0.40		0.35		(9.90)

VIP III Growth Opportunities Subaccount	13,189	6.14	81	0.47		0.35		(22.38)

Janus Aspen Series

Aggressive Growth Subaccount	141,118	3.18	449	0.00		0.35		(28.38)

Balanced Subaccount	38,530	8.72	336	1.71		0.35		(6.94)

Capital Appreciation Subaccount	60,226	5.46	329	0.38		0.35		(16.13)

Worldwide Growth Subaccount	103,472	4.73	490	0.64		0.35		(25.98)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Mid Cap Growth Subaccount (2)	1,148	$7.64	$9	0.00%		0.35	%(^)	(23.60)%

Lord Abbett Series Funds

Growth and Income Subaccount (3)	1,005	8.32	8	0.92	(^)	0.35	(^)	(16.80)

Mid-Cap Value Subaccount (2)	3,695	8.69	32	0.77	(^)	0.35	(^)	(13.10)

The Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (3)	1,536	9.08	14	4.42	(^)	0.35	(^)	(9.20)

PIMCO Variable Insurance Trust

Global Bond Subaccount (3)	1,866	11.33	21	1.42	(^)	0.35	(^)	13.30

Real Return Subaccount (2)	4,960	11.20	56	2.16	(^)	0.35	(^)	12.00

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	5,383	11.38	61	2.71		0.35		8.17

Long Term Bond Subaccount	5,166	11.65	60	3.22		0.35		5.91

Government Securities Subaccount	7,316	11.62	85	1.52		0.35		6.22

Money Market Subaccount	121,626	10.70	1,301	3.02		0.35		3.48

Enterprise Accumulation Trust

Equity Subaccount	93,665	6.87	643	0.00		0.35		(19.08)

Small Company Value Subaccount	22,978	11.08	255	0.31		0.35		4.82

Managed Subaccount	31,845	9.17	292	2.72		0.35		(11.49)

International Growth Subaccount	14,206	6.52	93	0.82		0.35		(28.04)

High Yield Bond Subaccount	7,695	10.40	80	8.81		0.35		5.48

Growth Subaccount	70,201	8.47	594	0.56		0.35		(12.86)

Growth and Income Subaccount	53,806	8.84	476	1.16		0.35		(12.21)

Small Company Growth Subaccount	29,439	9.73	287	0.00		0.35		(4.23)

Equity Income Subaccount	9,356	9.26	87	1.30		0.35		(11.05)

Capital Appreciation Subaccount	33,465	7.69	257	0.74		0.35		(19.39)

Multi-Cap Growth Subaccount	60,270	6.39	385	0.00		0.35		(17.34)

Balanced Subaccount	6,380	9.52	61	2.07		0.35		(4.13)

Emerging Countries Subaccount (4)	169	9.61	2	0.00	(^)	0.35	(^)	(3.90)

Worldwide Growth Subaccount (4)	463	8.80	4	0.00	(^)	0.35	(^)	(12.00)

Mid-Cap Growth Subaccount (4)	1,466	8.03	12	0.00	(^)	0.35	(^)	(19.70)

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	78,584	$8.21	$645	1.28%	0.35%	(12.57)%

Dreyfus Socially Responsible Growth Subaccount	11,748	7.04	83	0.09	0.35	(22.89)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	57,776	7.33	423	0.00	0.35	(18.01)

VIP II Contrafund Subaccount	37,789	8.38	317	0.51	0.35	(12.62)

VIP III Growth Opportunities Subaccount	8,012	7.91	63	0.16	0.35	(14.76)

Janus Aspen Series

Aggressive Growth Subaccount	90,311	4.44	401	0.00	0.35	(39.76)

Balanced Subaccount	26,527	9.37	249	3.19	0.35	(5.07)

Capital Appreciation Subaccount	46,253	6.51	301	1.41	0.35	(21.94)

Worldwide Growth Subaccount	71,160	6.39	455	0.59	0.35	(22.73)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period June 12, 2002 (commencement of operations) through December 31, 2002
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002
(3)	For the period May 31, 2002 (commencement of operations) through December 31, 2002
(4)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Alger American Fund

Balanced Subaccount (1)	3,008	$9.11	$27	0.84%	0.65%	(8.90)%

Mid Cap Growth Subaccount (2)	5,358	7.57	41	0.00	0.65	(24.30)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	2,679	8.53	23	1.88	0.65	(14.70)

Growth and Income Subaccount (4)	8,201	7.92	65	2.01	0.65	(20.80)

Growth Subaccount (4)	13,686	8.00	109	0.61	0.65	(20.00)

Global Socially Responsive Subaccount (4)	1,385	8.70	12	0.50	0.65	(13.00)

Managed Subaccount (5)	1,521	8.35	13	1.58	0.65	(16.50)

Multi-Cap Growth Subaccount (3)	3,463	7.03	24	0.00	0.65	(29.70)

Small Company Growth Subaccount (4)	6,471	8.05	52	0.00	0.65	(19.50)

Small Company Value Subaccount (4)	10,407	9.34	97	0.67	0.65	(6.60)

Total Return Bond Subaccount (10)	3,459	10.60	37	3.52	0.65	6.00

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	925	8.71	8	1.44	0.65	(12.90)

Health Sciences Subaccount (4)	2,467	8.10	20	0.00	0.65	(19.00)

Telecommunications Subaccount (3)	1,132	6.38	7	0.00	0.65	(36.20)

Janus Aspen Series

Capital Appreciation Subaccount (5)	1,990	8.95	18	0.45	0.65	(10.50)

Flexible Income Subaccount (1)	2,536	10.83	27	4.92	0.65	8.30

International Growth Subaccount (1)	6,455	8.00	52	0.97	0.65	(20.00)

Lord Abbett Series Funds

Bond Debenture Subaccount (1)	2,017	10.71	22	3.98	0.65	7.10

Growth and Income Subaccount (6)	7,720	8.11	63	1.31	0.65	(18.90)

Mid-Cap Value Subaccount (7)	3,087	8.90	27	1.52	0.65	(11.00)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (3)	4,315	6.50	28	0.00	0.65	(35.00)

New Discovery Subaccount (3)	3,522	7.35	26	0.00	0.65	(26.50)

Total Return Subaccount (4)	6,621	9.59	64	0.51	0.65	(4.10)

Utilities Subaccount (3)	967	8.68	8	1.80	0.65	(13.20)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	9,287	10.51	98	0.12	0.65	5.10

Long Term Bond Subaccount (5)	4,206	11.09	47	0.05	0.65	10.90

Money Market Subaccount (8)	78,518	10.08	791	1.42	0.65	0.80

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (3)	2,063	$8.54	$18	0.00%	0.65%	(14.60)%

Global Value Equity Subaccount (9)	462	8.27	4	2.47	0.65	(17.30)

U.S. Real Estate Subaccount (2)	4,010	9.68	39	7.04	0.65	(3.20)

PBHG Insurance Series Fund

Mid-Cap Value Subaccount (4)	7,346	8.65	64	0.00	0.65	(13.50)

Select Value Subaccount (4)	2,063	7.98	16	1.85	0.65	(20.20)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	2,562	11.90	31	2.68	0.65	19.00

Real Return Subaccount (7)	5,050	11.51	58	4.48	0.65	15.10

StocksPlus Growth and Income Subaccount (5)	14,127	8.26	117	3.37	0.65	(17.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
^	Annualized
(1)	For the period February 21, 2002 (commencement of operations) through December 31, 2002
(2)	For the period February 26, 2002 (commencement of operations) through December 31, 2002
(3)	For the period February 15, 2002 (commencement of operations) through December 31, 2002
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002
(5)	For the period February 22, 2002 (commencement of operations) through December 31, 2002
(6)	For the period February 27, 2002 (commencement of operations) through December 31, 2002
(7)	For the period March 1, 2002 (commencement of operations) through December 31, 2002
(8)	For the period February 6, 2002 (commencement of operations) through December 31, 2002
(9)	For the period February 28, 2002 (commencement of operations) through December 31, 2002
(10)	For the period March 5, 2002 (commencement of operations) through December 31, 2002

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

Alger American Fund

Balanced Subaccount (1)	528	$9.02	$5	1.46%	0.35%	(9.80)%

Mid-Cap Growth Subaccount (2)	1,110	7.46	8	0.00	0.35	(25.40)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	816	8.88	7	2.55	0.35	(11.20)

Growth and Income Subaccount (4)	809	7.91	6	2.18	0.35	(20.90)

Growth Subaccount (5)	319	9.44	3	1.75	0.35	(5.60)

Global Socially Responsive Subaccount (2)	811	8.31	7	0.67	0.35	(16.90)

Multi-Cap Growth Subaccount (2)	810	7.27	6	0.00	0.35	(27.30)

Small Company Growth Subaccount (2)	2,865	7.73	22	0.00	0.35	(22.70)

Small Company Value Subaccount (1)	747	8.50	6	0.89	0.35	(15.00)

INVESCO Variable Investment Fund

Financial Services Subaccount (2)	786	8.34	7	1.16	0.35	(16.60)

Janus Aspen Series

Capital Appreciation Subaccount (2)	1,112	8.74	10	0.51	0.35	(12.60)

Flexible Income Subaccount (1)	319	10.98	4	3.15	0.35	9.80

International Growth Subaccount (6)	275	7.92	2	1.19	0.35	(20.80)

Lord Abbett Series Funds

Bond Debenture Subaccount (7)	89	10.42	1	6.65	0.35	4.20

Growth and Income Subaccount (1)	708	8.09	6	1.05	0.35	(19.10)

Mid-Cap Value Subaccount (7)	501	9.71	5	1.63	0.35	(2.90)

MFS Variable Insurance Trust

New Discovery Subaccount (6)	1,203	7.83	9	0.00	0.35	(21.70)

Total Return Subaccount (2)	965	9.25	9	0.00	0.35	(7.50)

MONY Series Fund, Inc.

Government Securities Subaccount (6)	1,509	10.46	16	0.00	0.35	4.60

Long Term Bond Subaccount (8)	0	10.76	0	0.00	0.35	7.60

Money Market Subaccount	7,843	10.05	79	1.42	0.35	0.50

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (2)	874	8.11	7	0.00	0.35	(18.90)

U.S. Real Estate Subaccount (6)	1,667	9.08	15	7.60	0.35	(9.20)

PBHG Insurance Series Funds

Mid Cap Value Subaccount (6)	1,672	8.41	14	0.00	0.35	(15.90)

Select Value Subaccount (8)	0	10.18	0	0.00	0.35	1.80

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*^	Expense Ratio**^	Total Return***

PIMCO Variable Insurance Trust

Global Bond Subaccount (6)	456	$11.37	$5	2.73%	0.35%	13.70%

Real Return Subaccount (1)	2,219	11.51	26	3.94	0.35	15.10

StocksPlus Growth and Income Subaccount (1)	2,168	8.01	17	3.31	0.35	(19.90)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
****	Commencement of operations
^	Annualized
(1)	For the period April 3, 2002**** through December 31, 2002
(2)	For the period May 2, 2002**** through December 31, 2002
(3)	For the period July 5, 2002**** through December 31, 2002
(4)	For the period May 5, 2002**** through December 31, 2002
(5)	For the period September 10, 2002**** through December 31, 2002
(6)	For the period May 29, 2002**** through December 31, 2002
(7)	For the period August 21, 2002**** through December 31, 2002
(8)	For the period August 5, 2002**** through December 31, 2002

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002.

	At December 31, 2002				For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	79	$11.46	$1		3.33%		0.35%		8.94%

Long Term Bond Subaccount	1,639	12.79	21		4.58		0.35		13.59

Government Securities Subaccount	1,078	11.06	12		2.68		0.35		6.24

Money Market Subaccount	64,399	11.00	708		1.48		0.35		1.10

Enterprise Accumulation Trust

Equity Subaccount	11,200	5.72	64		0.00		0.35		(29.64)

Small Company Value Subaccount	6,299	9.53	60		0.40		0.35		(9.58)

Managed Subaccount	2,740	6.97	19		0.86		0.35		(21.50)

International Growth Subaccount	5,517	4.87	27		0.61		0.35		(19.64)

High Yield Bond Subaccount	1,888	10.23	19		8.60		0.35		1.09

Growth Subaccount	13,466	6.43	87		0.44		0.35		(23.45)

Growth and Income Subaccount	2,309	6.41	15		1.32		0.35		(26.24)

Small Company Growth Subaccount	3,764	7.38	28		0.00		0.35		(24.23)

Equity Income Subaccount	1,808	8.25	15		1.15		0.35		(15.04)

Capital Appreciation Subaccount	2,933	6.05	18		0.00		0.35		(17.24)

Multi-Cap Growth Subaccount	10,082	3.76	38		0.00		0.35		(34.84)

Balanced Subaccount	30	9.35	0	(^^)	1.81		0.35		(11.04)

Mid-Cap Growth Subaccount	194	7.28	1		0.00		0.35		(31.19)

Total Return Subaccount (1)	13	10.45	0	(^^)	3.35	(^)	0.35	(^)	4.50

Dreyfus

Dreyfus Stock Index Subaccount	15,730	6.34	100		1.45		0.35		(22.68)

Dreyfus Socially Responsible Growth Fund Subaccount	3,895	4.76	19		0.31		0.35		(29.17)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	15,240	5.28	81		0.12		0.35		(30.53)

VIP II Contrafund Subaccount	7,909	7.40	58		0.70		0.35		(9.65)

VIP III Growth Opportunities Subaccount	3,204	5.74	18		0.85		0.35		(22.22)

Janus Aspen Series

Aggressive Growth Subaccount	14,864	2.64	39		0.00		0.35		(28.26)

Balanced Subaccount	5,897	8.92	53		2.80		0.35		(6.79)

Capital Appreciation Subaccount	9,317	4.86	45		0.59		0.35		(15.92)

Worldwide Growth Subaccount	16,837	4.97	84		1.04		0.35		(25.71)

Lord Abbett Series Funds

Growth and Income Subaccount (1)	15	8.56	0	(^^)	1.94	(^)	0.35	(^)	(14.40)

PIMCO Variable Insurance Trust

Real Return Subaccount (1)	8	11.00	0	(^^)	2.88	(^)	0.35	(^)	10.00

(^)	Annualized
(^^)	Amounts round to less than one thousand
(1)	For the period June 17, 2002 (commencement of operations) through December 31, 2002.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001.

	At December 31, 2001				For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)		Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	93	$10.52	$1		0.00	%(^)	0.35	%(^)	5.20%

Long Term Bond Subaccount	1,011	11.26	11		5.15		0.35		5.93

Government Securities Subaccount	434	10.41	5		0.60	(^)	0.35	(^)	4.10

Money Market Subaccount	35,225	10.88	383		3.23		0.35		3.52

Enterprise Accumulation Trust

Equity Subaccount	6,726	8.13	55		0.00		0.35		(19.10)

Small Company Value Subaccount	4,236	10.54	45		0.30		0.35		4.88

Managed Subaccount	1,617	8.88	14		2.76		0.35		(11.38)

International Growth Subaccount	4,047	6.06	25		0.71		0.35		(28.11)

High Yield Bond Subaccount	1,004	10.12	10		8.79		0.35		5.53

Growth Subaccount	7,125	8.40	60		0.51		0.35		(12.86)

Growth and Income Subaccount	3,587	8.69	31		1.09		0.35		(12.13)

Small Company Growth Subaccount	2,949	9.74	29		0.00		0.35		(4.23)

Equity Income Subaccount	1,282	9.71	12		0.81		0.35		(11.08)

Capital Appreciation Subaccount	3,721	7.31	27		0.72		0.35		(19.40)

Multi-Cap Growth Subaccount	9,181	5.77	53		0.00		0.35		(17.34)

Balanced Subaccount	37	10.51	0	(^^)	2.77	(^)	0.35	(^)	5.10

Mid-Cap Growth Subaccount	1	10.58	0	(^^)	0.00	(^)	0.35	(^)	5.80

Dreyfus

Dreyfus Stock Index Subaccount	10,189	8.20	84		0.49		0.35		(12.49)

Dreyfus Socially Responsible Growth Subaccount .	2,190	6.72	15		0.10		0.35		(22.94)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	9,189	7.60	70		0.00		0.35		(18.02)

VIP II Contrafund Subaccount	5,132	8.19	42		0.56		0.35		(12.69)

VIP III Growth Opportunities Subaccount	2,459	7.38	18		0.17		0.35		(14.78)

Janus Aspen Series

Aggressive Growth Subaccount	9,449	3.68	35		0.00		0.35		(39.67)

Balanced Subaccount	3,671	9.57	35		3.12		0.35		(4.97)

Capital Appreciation Subaccount	7,623	5.78	44		1.57		0.35		(22.00)

Worldwide Growth Subaccount	10,066	6.69	67		0.64		0.35		(22.75)

(^)	Annualized
(^^)	Amounts round to less than one thousand
*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Current Annual Charge+
Mortality & Expense Risk Charge

Basic charges are assessed through reduction of unit values	0.35% to 0.75%

Sales Charge
It is a percentage of premium paid	0%-9.0%

Tax Charge
It is a percentage of premium paid

State and local	0.8%

Federal	1.25%-1.50%

Cost of Insurance Charge
Cost of Insurance rate times the net amount of risk at the beginning of the policy month. This charge is assessed through the redemption of units	Varies by gender, policy duration and underwriting class.

Administrative Charge—Monthly
Charge based on specific amount of the policy and is assessed through the redemption of units	$5-$31.50

Transfer Charge
A charge imposed on Contract holders who make transfers in excess of amount specified per contract and assessed through the redemption of units	$0

Partial Surrender Charge
To obtain a part of cash value of your policy without having to surrender the policy in full and assessed through the redemption of units	$10-$25

Sales Fund Charge

It is a percentage of premium paid	0%-75%

Monthly Expense Charge/Administrative Fund Charge

This charge is deducted during the specified years and is charged per $1,000 of the Specified Amount. This charge is assessed through redemption of unit values	Varies with insured’s age, gender, smoking status and Specified Amount.

Surrender charge

This charge is assessed against Fund Value and is imposed upon full surrender of the Policy. It is based on a factor per $1000 of Initial Specified Amount (or on an increase in specified amount). The factors per $1000 vary by issue age, gender and risk class.

Optional Insurance Benefits Charges

These are charges for optional riders elected and are determined in accordance with the specific terms of the relevant rider.

+	Higher charges may be permitted under the contract.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of changes in shareholder’s equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the “Company”) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, the Company changed its method of accounting for intangible and long-lived assets in 2002.

PricewaterhouseCoopers LLP

New York, New York

February 4, 2004, except for matters described as subsequent events in Note 18, to which the date is March 9, 2004.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
	($ in millions)

ASSETS

Investments:

Fixed maturity securities available-for-sale, at fair value (Note 6)	$8,396.3	$7,828.2

Fixed maturity securities, trading (Note 6)	78.3	—

Equity securities available-for-sale, at fair value (Note 6)	251.7	247.7

Mortgage loans on real estate (Note 8)	1,782.4	1,877.4

Policy loans	1,180.0	1,212.5

Real estate to be disposed of	—	26.8

Real estate held for investment	174.1	180.2

Other invested assets	99.5	97.3

	$11,962.3	$11,470.1

Cash and cash equivalents	350.8	223.7

Accrued investment income	204.4	204.0

Amounts due from reinsurers	605.0	695.2

Deferred policy acquisition costs (Note 10)	1,325.4	1,226.4

Other assets	542.2	535.9

Separate account assets	4,854.9	4,140.6

Total assets	$19,845.0	$18,495.9

LIABILITIES AND SHAREHOLDERS’ EQUITY

Future policy benefits	$8,041.5	$7,949.9

Policyholders’ account balances	3,265.8	2,779.7

Other policyholders’ liabilities	268.0	289.2

Amounts due to reinsurers	71.7	67.7

Accounts payable and other liabilities	768.6	735.8

Long term debt (Note 16)	216.9	216.9

Current federal income taxes payable	142.4	106.1

Deferred federal income taxes	179.2	239.1

Separate account liabilities	4,851.9	4,137.6

Total liabilities	$17,806.0	$16,522.0

Commitments and contingencies (Note 18)

Common stock, $1.00 par value; 2.5 million shares authorized; 2.5 million shares issued and outstanding at December 31, 2003 and 2002, respectively	2.5	2.5

Capital in excess of par	1,796.7	1,753.6

Retained earnings	169.0	137.8

Accumulated other comprehensive income	70.8	80.0

Total shareholders’ equity	2,039.0	1,973.9

Total liabilities and shareholders’ equity	$19,845.0	$18,495.9

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Revenues:

Premiums	$705.2	$690.4	$695.3

Universal life and investment-type product policy fees	210.9	200.5	207.2

Net investment income (Note 5)	724.2	725.4	676.9

Net realized gains/(losses) on investments (Note 5)	46.4	(151.1)	(12.3)

Group Pension Profits (Note 13)	—	82.3	30.7

Other income	226.6	169.3	189.1

	1,913.3	1,716.8	1,786.9

Benefits and expenses:

Benefits to policyholders	841.5	803.1	814.7

Interest credited to policyholders’ account balances	139.4	119.3	110.5

Amortization of deferred policy acquisition costs	120.0	156.1	158.8

Dividends to policyholders	224.3	188.0	236.6

Other operating costs and expenses	517.3	459.4	519.4

	1,842.5	1,725.9	1,840.0

Income/(loss) from continuing operations before income taxes	70.8	(9.1)	(53.1)

Income tax expense/(benefit)	20.5	(6.0)	(19.1)

Income/(loss) from continuing operations	50.3	(3.1)	(34.0)

Discontinued operations: income/(loss) from real estate to be disposed of, net of income tax expense/(benefit) of $3.1 million and ($1.4) million for the years ended December 31, 2003 and 2002, respectively.	5.9	(2.5)	—

Net income/(loss)	56.2	(5.6)	(34.0)

Other comprehensive (loss)/income, net (Note 5)	(9.2)	41.9	25.1

Comprehensive income/(loss)	$47.0	$36.3	$(8.9)

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

Years Ended December 31, 2003, 2002, and 2001

	Common Stock	Capital In Excess of Par	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
	($ in millions)

Balance, December 31, 2000	$2.5	$1,628.6	$382.4	$13.0	$2,026.5

Dividends			(115.0)		(115.0)

Comprehensive income:

Net loss			(34.0)		(34.0)

Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				36.6	36.6

Minimum pension liability adjustment				(11.5)	(11.5)

Other comprehensive income				25.1	25.1

Comprehensive Loss					(8.9)

Balance, December 31, 2001	$2.5	$1,628.6	$233.4	$38.1	$1,902.6

Dividends			(90.0)		(90.0)

Capital Contribution		125.0			125.0

Comprehensive income:

Net loss			(5.6)		(5.6)

Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				43.8	43.8

Minimum pension liability adjustment				(1.9)	(1.9)

Other Comprehensive Income				41.9	41.9

Comprehensive Income					36.3

Balance, December 31, 2002	$2.5	$1,753.6	$137.8	$80.0	$1,973.9

Unamortized restricted stock compensation		3.1			3.1

Dividends			(25.0)		(25.0)

Capital Contribution		40.0			40.0

Comprehensive income:

Net income			56.2		56.2

Other comprehensive income:

Unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes (Note 5)				(10.4)	(10.4)

Minimum pension liability adjustment				1.2	1.2

Other Comprehensive Loss				(9.2)	(9.2)

Comprehensive income					47.0

Balance, December 31, 2003	$2.5	$1,796.7	$169.0	$70.8	$2,039.0

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Cash flows from operating activities (Note 4):

Net income/(loss)	$56.2	$(5.6)	$(34.0)

Adjustments to reconcile net income/(loss) income to net cash provided by operating activities:

Interest credited to policyholders’ account balances	119.7	103.1	92.0

Universal life and investment-type product policy fee income	(117.2)	(112.4)	(117.8)

Capitalization of deferred policy acquisition costs	(233.7)	(213.1)	(194.5)

Amortization of deferred policy acquisition costs	120.0	156.1	158.8

Provision for depreciation and amortization	35.7	36.5	64.9

Provision for deferred federal income taxes	(44.6)	31.6	(6.4)

Net realized losses (gains) on investments	(46.4)	151.1	12.3

Non-cash distributions from investments	5.6	(14.9)	52.9

Change in other assets and accounts payable and other liabilities	110.2	(142.2)	(55.1)

Change in future policy benefits	91.6	79.9	75.5

Change in other policyholders’ liabilities	(21.3)	8.1	(14.8)

Change in current federal income taxes payable	36.3	(3.0)	(12.2)

(Income)/loss on discontinued real estate operations	(9.0)	3.9	—

Net cash provided by operating activities	$103.1	$79.1	$21.6

Cash flows from investing activities:

Sales, maturities or repayments of:

Fixed maturity securities	$1,864.8	$1,161.3	$1,275.7

Equity securities	50.2	11.1	39.9

Mortgage loans on real estate	538.8	423.2	341.6

Policy loans, net	32.6	16.4	35.7

Other invested assets	82.3	39.3	57.9

Acquisitions of investments:

Fixed maturity securities	(2,499.4)	(1,722.7)	(1,398.0)

Equity securities	(42.3)	(28.5)	(51.4)

Mortgage loans on real estate	(423.5)	(503.4)	(405.3)

Property & equipment, net	(24.3)	(25.5)	(41.2)

Other invested assets	(53.8)	(18.5)	(127.5)

Net cash used in investing activities	$(474.6)	$(647.3)	$(272.6)

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Cash flows from financing activities:

Repayments of debt	$—	$—	$(0.1)

Proceeds of demand note payable to affiliate	—	121.0	—

Repayment of demand note payable to affiliate	—	(121.0)	—

Receipts from annuity and universal life policies credited to policyholders’ account balances	1,219.6	1,179.2	1,150.9

Return of policyholders’ account balances on annuity policies and universal life policies	(736.0)	(727.3)	(979.3)

Capital contribution	40.0	125.0	—

Dividends paid to shareholder	(25.0)	(90.0)	(115.0)

Net cash provided by financing activities	498.6	486.9	56.5

Net increase/(decrease) in cash and cash equivalents	127.1	(81.3)	(194.5)

Cash and cash equivalents, beginning of year	223.7	305.0	499.5

Cash and cash equivalents, end of year	$350.8	$223.7	$305.0

Supplemental disclosure of cash flow information:

Cash paid during the period for:

Income taxes	$30.6	$(27.5)	$5.9

Interest	$19.4	$19.4	$19.8

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Organization and Description of Business:

MONY Life Insurance Company (“MONY Life”) and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the “Company”), provide life insurance, annuities, corporate-owned and bank-owned life insurance (“COLI and BOLI”), mutual funds, securities brokerage, securities trading, business and estate planning and trust services. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company’s Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life, and (ii) financial advisors and account executives of the Company’s securities broker dealer subsidiary. The Company’s Wholesale distribution channel is comprised of (i) MONY Partners, a division of MONY Life, (ii) independent third party insurance brokerage general agencies and securities broker dealers and (iii) its corporate marketing team which markets COLI and BOLI products. For the year ended December 31, 2003, Retail distribution accounted for approximately 17.6% and 42.6% of sales of protection and accumulation products, respectively, while Wholesale distribution accounted for 82.4% and 57.4% of sales of protection and accumulation products, respectively. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico, and currently insures or provides other financial services to more than one million individuals.

MONY Life’s principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America (“MLOA”), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management (“Enterprise”), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company (“USFL”), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation (“MSC”), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life’s career agency sales force as well as through a network of accounting professionals, (v) MONY Brokerage, Inc. (“MBI”), a licensed insurance broker, which principally provides MONY Life’s career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their customers, (vi) MONY Consultoria e Corretagem de Seguros Ltda., a Brazilian domiciled insurance brokerage subsidiary, which principally provides insurance brokerage services to unaffiliated third party insurance companies in Brazil, (vii) MONY Bank & Trust Company of the Americas, Ltd. (“MBT”), a Cayman Islands bank and trust company, which provides investment and trust services to nationals of certain Latin American countries, and (viii) MONY Life Insurance Company of the Americas, Ltd. (“MLICA”), a Cayman Islands based insurance company, which provides life insurance and annuity products to nationals of certain Latin American countries.

On February 27, 2002, The MONY Group Inc. (“MONY Group”), MONY Life’s ultimate parent, formed MONY Holdings, LLC (“MONY Holdings”) as a downstream, wholly-owned holding company of the MONY Group. MONY Group formed MONY Holdings for the purpose of issuing debt tied to the performance of the Closed Block Business within MONY Life (see Note 21). On April 30, 2002, MONY Holdings commenced its operations and through a structured financing tied to the performance of the Closed Block Business within MONY Life, issued $300.0 million of floating rate insured debt securities (the “Insured Notes”) in a private placement. In addition, MONY Group, pursuant to the terms of the structured financing, transferred all of its ownership interest in MONY Life to MONY Holdings. Other than activities related to servicing the Insured Notes in accordance with the Insured Notes indenture and its ownership interest in MONY Life, MONY Holdings has no operations and engages in no other activities.

Proceeds to MONY Holdings from the issuance of the Insured Notes, after all offering and other related expenses, were approximately $292.6 million. Of this amount, $60.0 million was deposited in a debt service coverage account (the “DSCA”), pursuant to the terms of the note indenture, to provide collateral for the payment of interest and principal on the Insured Notes and the balance of approximately $232.6 million was distributed to MONY Group in the form of a dividend. The Insured Notes mature on January 21, 2017. The Insured Notes pay interest only through January 21, 2008 at which time principal payments will begin to be made pursuant to an amortization schedule. Interest on the Insured Notes is payable quarterly at an annual rate equal to three month LIBOR plus 0.55%. Concurrent with the issuance of the Insured Notes, MONY Holdings entered into an interest rate swap contract (the “Swap”), which locked in a fixed rate of interest on the Insured Notes at 6.44%. Including debt issuance costs of $7.4 million and the cost of the insurance policy (75 basis points per annum) (the “Insurance Policy”), which guarantees the scheduled principal and interest payments on the Insured Notes, the all-in cost of the indebtedness is 7.36%. See Note 22 for further information regarding the Insured Notes.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2.  Proposed Merger with AXA Financial, Inc.:

On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 18 for further information regarding the pending merger transaction.

The Company incurred merger related expenses totaling $0.8 million for the year ended December 31, 2003 in connection with MONY Group’s pending merger transaction with AXA Financial. These expenses are reflected under the caption “other operating costs and expenses” in the Company’s statement of income and comprehensive income.

3.  The Closed Block:

On November 16, 1998, the Company, pursuant to the New York Insurance Law, established a closed block (the “Closed Block”) of certain participating insurance policies (the “Closed Block in force business”) as defined in its plan of demutualization (the “Plan”). In conjunction therewith, the Company allocated assets to the Closed Block that are expected to produce cash flows which, together with anticipated revenues from the Closed Block in force business, are expected to be sufficient to support the Closed Block in force business, including but not limited to the payment of claims and surrender benefits, certain expenses and taxes, and for the continuation of dividend scales in effect at the date of the Company’s demutualization (assuming the experience underlying such dividend scales continues), and for appropriate adjustments in such scales if the experience changes. To determine the amount of assets to allocate to the Closed Block in order to provide sufficient funding for the aforementioned payments, the Company forecasted the expected cash flows from the Closed Block in force business and mathematically determined the cash flows that would need to be provided from assets allocated to the Closed Block to fully fund the aforementioned payments. Assets were then allocated to the Closed Block accordingly. The aforementioned forecast consists of a cash flow projection for each year over the estimated life of the policies in the Closed Block. The earnings from such expected cash flows from the Closed Block in force business and the assets allocated to the Closed Block are referred to as the “glide path earnings”.

All the cash flows from the assets allocated to the Closed Block and the Closed Block in force business inure solely to the benefit of the owners of policies included in the Closed Block. The assets and liabilities allocated to the Closed Block at the date of its formation (November 16, 1998, which was the effective date of the Company’s demutualization) were recorded in the Company’s financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block is less than the carrying value of the Closed Block liabilities at the effective date of the Company’s demutualization. The excess of the Closed Block liabilities over the Closed Block assets at the effective date of the Company’s demutualization represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company’s income over the period the policies and the contracts in the Closed Block remain in force.

To the extent that the actual cash flows, subsequent to the effective date of the Company’s demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Conversely, to the extent that the actual cash flows, subsequent to the effective date of the Company’s demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3.  The Closed Block: (continued)

had been continued. Accordingly, the recognition of the estimated ultimate aggregate future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the ultimate aggregate actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company’s demutualization, except in the event that the actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company’s demutualization is not sufficient to pay the guaranteed benefits on the policies in the Closed Block, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

However, because the decision to increase or decrease dividend scales is based on revised estimates as to the ultimate profitability of the Closed Block such actions will not necessarily coincide with periodic reports of the results of the Closed Block. Accordingly, actual earnings that emerge from the Closed Block may either be more or less than the expected Closed Block earnings (or “glide path earnings”). In accordance with American Institute of Certified Public Accountants (“AICPA”) Statement of Position 00-3 “Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts”, actual Closed Block earnings in excess of expected Closed Block earnings (or the “glide path earnings”) in any period are recorded as an additional liability to Closed Block policyholders (referred to as the “deferred dividend liability”) because such excess earnings inure solely to the benefit of the policyholders in the Closed Block. If actual Closed Block earnings are less than expected Closed Block earnings (or the “glide path earnings”) in any period the difference is charged against the balance of any existing deferred dividend liability. If the deferred dividend liability is not sufficient to absorb the difference, any such remaining amount, not absorbed, will remain in earnings for the period and an adjustment will be made to get back on the glide path when earnings emerge in future periods that are sufficient to offset such remaining accumulated difference or through a subsequent reduction in dividend scales. As of December 31, 2003 and 2002, the deferred dividend liability was $65.7 million and $33.2 million, respectively.

Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the in force business in the Closed Block experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, annually the New York Insurance Department requires the filing of an independent auditor’s report on the operations of the Closed Block.

4.  Summary of Significant Accounting Policies:

Basis of Presentation —

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company’s financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and charges for the impairment of invested assets, (iv) pension costs, (v) costs associated with contingencies, (vi) litigation and restructuring charges and (vii) income taxes. Certain reclassifications have been made in the amounts presented for prior years to conform those years to the current year’s presentation.

Principles of Consolidation —

The accompanying consolidated financial statements include the accounts of MONY Life and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Valuation of Investments and Realized Gains and Losses —

The Company’s fixed maturity securities are classified as available-for-sale and trading and are reported at estimated fair value. The Company’s equity securities are comprised of investments in common stocks and venture capital limited partnerships. The Company’s investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company’s investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company’s percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company’s ownership interest in the partnership exceeds three percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company’s ownership interest is 20 percent or greater. In the unlikely event that the Company’s ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company’s earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company’s earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company’s investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities available-for-sale and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. Unrealized gains and losses on fixed maturity securities classified as trading securities are reflected in current period earnings. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. Fixed maturity securities deemed to be other than temporarily impaired are analyzed to assess whether such investments should be placed on non-accrual status. A fixed maturity security would be placed on non-accrual status when management believes it will not receive all principal and interest payments according to the original terms. Any cash received on non-accrual status securities is applied against the outstanding principal. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the loan’s observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans’ respective interest rates.

Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized losses on investments.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Real estate investments meeting the following criteria are classified as “real estate to be disposed of” in the Company’s consolidated balance sheet and the results therefrom are reported as “discontinued operations” in the Company’s consolidated statement of income and comprehensive income as a result of the Company’s adoption in 2002 of Financial Accounting Standard Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”):

•	Management, having the authority to approve the action, commits the organization to a plan to sell the property;

•	The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets;

•	An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing;

•	The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year;

•	The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as “to be disposed of” or fair value less estimated selling costs.

Policy loans are carried at their unpaid principal balances.

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

Collateralized Financing Transactions —

Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in other income and other operating costs and expenses, respectively, in the consolidated statement of income and comprehensive income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest. The Company monitors the market value of securities transferred on a daily basis, and provides additional collateral as necessary.

Recognition of Insurance Revenue and Related Benefits —

Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders’ account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders’ account balance.

Commissions —

The Company earns commissions from clients for execution of securities, mutual funds, and insurance transactions. Commission income and related expenses are recorded on a trade-date basis.

Deferred Sales Commissions —

The Company, through Enterprise, sells Class B and C shares, which are subject to a contingent deferred sales charge (“CDSC”). At the time of sale, the Company pays commissions to brokers and dealers for sales of Enterprise Group of Funds Class B and C shares. Class B commissions paid are deferred and amortized on the lesser of six years straight-line, or the period during which related distribution and CDSC revenues are earned. The Company evaluates recoverability through ongoing estimates of future revenues from Class B shares. Class C share commissions are expensed when paid.

Deferred Policy Acquisition Costs (“DPAC”) —

The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new insurance business, are deferred.

For participating traditional life policies, DPAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using discount rates that grade down from 7.22% in 2004 to 6.97% in the year 2026. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8.0%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

The Company conducts programs from time-to-time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to other comprehensive income as of the balance sheet date.

Future Policy Benefits and Policyholders’ Account Balances —

Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0% to 5.5%.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Policyholders’ account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002, and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.2%, 4.3% and 4.5% for the years ended December 31, 2003, 2002, and 2001, respectively.

Dividends to Policyholders —

Dividends to policyholders reflected on the consolidated statement of income and comprehensive income is comprised of policyholder dividends payable in the current year and the change in the deferred dividend liability. Dividends payable to policyholders are determined annually by the board of directors of MONY Life. All but a de minimus amount of dividends paid to policyholders are on policies in the Closed Block. Refer to Note 3 for a more detailed explanation of policyholder dividends, as well as the deferred dividend liability. The change in the deferred dividend liability recognized in the consolidated statement of income and comprehensive income was $23.7 million, $(14.6) million and $21.2 million for the years ended December 31, 2003, 2002, and 2001, respectively.

Participating Business —

At December 31, 2003 and 2002, participating business, substantially all of which is in the Closed Block, represented approximately 28.7% and 34.0% of the Company’s life insurance in force, and 70.2% and 73.7% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2003, 2002, and 2001, participating business represented approximately 79.0%, 82.5%, and 83.5%, respectively, of life insurance premiums.

Stock-Based Compensation —

FASB Statement No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted. The Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an “employee” prescribed in the Internal Revenue Code, the Company’s career financial professionals do not qualify as employees. See Note 23 for further discussion of the Company’s stock based compensation plans.

The following table reflects the effect on the Company’s net income as if the accounting prescribed by SFAS 123 had been applied to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

	For the Years Ended December 31
	2003	2002	2001
	($ in millions)

Net income/(loss), as reported	$56.2	$(5.6)	$(34.0)

Less: Total stock-based employee compensation determined under the fair value method of accounting, net of tax	(5.4)	(5.2)	(4.3)

Pro forma net income/(loss)	$50.8	$(10.8)	$(38.3)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

The fair value of each option outstanding is estimated using the Black-Scholes option pricing model with the following assumptions: exercise prices ranging from $20.90 to $44.25, dividend yields ranging from 1.02% to 2.37%, expected volatility ranging from 23.5% to 44.4%, and a range of interest rates from 3.3% to 6.7%. The fair value of options determined using the Black-Scholes pricing model ranged from $6.30 to $18.92 per share at December 31, 2003.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company’s employee and career financial professional options have characteristics different than those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

Federal Income Taxes —

The Company files a consolidated federal income tax return with its ultimate parent, the MONY Group and its other subsidiaries, as well as the Company’s life and non-life affiliates except Sagamore Financial Corporation, the parent holding company of USFL. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Reinsurance —

The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” requires that there be a “reasonable possibility” that the reinsurer may realize a “significant loss” from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a “reasonable possibility” as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a “significant loss”, the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the “aggregate projected loss”), to an estimate of the reinsurer’s investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

The reinsurer’s investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer’s credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

Separate Accounts —

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s consolidated statements of income and comprehensive income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues.

Consolidated Statements of Cash Flows — Non-cash Transactions —

For the years ended December 31, 2003, 2002, and 2001, respectively, real estate of $0.0 million, $12.0 million, and $18.0 million was acquired in satisfaction of debt. At December 31, 2003 and 2002, the Company owned real estate acquired in satisfaction of debt of $28.2 million and $33.1 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company’s partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

New Accounting Pronouncements Adopted as of December 31, 2003 —

On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company’s use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 (“SFAS 140”). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company’s results of operations or financial position.

Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations (“SFAS 141”). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company’s past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. As a result of adopting this standard, the Company no longer recognizes goodwill amortization of approximately $1.3 million on an annualized basis. In addition, since the adoption of this standard, based on the Company’s estimate of its reporting units, the Company has determined that none of its goodwill is impaired (see Note 24).

On January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of (“SFAS 121”). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company’s real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $26.8 million, respectively. The Company’s pretax income/(loss) from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company’s consolidated statement of income and comprehensive income as a discontinued operation, was $9.0 million and $(3.9) million, respectively.

In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation — Transition and Disclosure and amendment of FASB Statement No. 123 (“SFAS 148”). This Statement amends SFAS 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract (“bifurcated”) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 did not have a material impact on the Company’s results of operations and financial position.

In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity’s own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company’s results of operations and financial position.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 (“FIN 46”), for Certain Interests Held by a Public Entity (“Staff Position 46-e”). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities (“Interpretation 46”), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements (“ARB 51”). ARB 51 requires that a company’s consolidated financial statements include subsidiaries in which the company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as “variable interest entities”) that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a company’s investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 were not unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132–2003”). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132”), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers’ Accounting for Pensions, SFAS 88 Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers’ Accounting for Postretirement Benefits Other Than Pensions. The disclosure provisions for SFAS 132-2003 are effective for financial statements with fiscal years ending after December 15, 2003.

New Accounting Pronouncements Not Yet Adopted as of December 31, 2003 —

In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise’s interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise’s accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in the Company having to establish an additional liability for Guaranteed Minimum Death Benefits of approximately $0.8 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities (“Interpretation 46R”), which incorporates a number of modifications and changes to Interpretation 46 (see — New Accounting

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company’s results of operations and financial position.

5.  Investment Income, Realized and Unrealized Investment Gains/(Losses), and Comprehensive Income:

Net investment income for the years ended December 31, 2003, 2002, and 2001 was derived from the following sources:

	2003	2002	2001
	($ in millions)

Net Investment Income

Fixed maturity securities	$498.9	$486.7	$484.4

Equity securities	12.7	7.8	(33.9)

Mortgage loans	143.4	138.9	139.8

Other investments (including cash and short-term)	104.2	126.3	132.7

Total investment income	759.2	759.7	723.0

Investment expenses	35.0	34.3	46.1

Net investment income	$724.2	$725.4	$676.9

Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002, and 2001 are summarized as follows:

	2003	2002	2001
	($ in millions)

Net Realized Gains (Losses) on Investments

Fixed maturity securities	$50.0	$(79.5)	$(2.6)

Equity securities	(9.1)	(38.7)	(7.8)

Mortgage loans	18.6	(3.0)	9.3

Other invested assets	(13.1)	(29.9)	(11.2)

Net realized gains/(losses) on investments	$46.4	$(151.1)	$(12.3)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.  Investment Income, Realized and Unrealized Investment Gains/(Losses), and Comprehensive Income: (continued)

Following is a summary of the change in unrealized investment gains/(losses), net of related deferred income taxes and the adjustment for DPAC (see Note 10), which are reflected in accumulated other comprehensive income for the periods presented. The net change in unrealized investment gains/(losses) and the change in the Company’s minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2003, 2002, and 2001 as presented below:

	2003	2002	2001
	($ in millions)

Other Comprehensive Income

Change in unrealized gains/(losses):

Fixed maturity securities	$(43.2)	$360.5	$156.7

Equity securities	14.9	2.2	(3.4)

Interest rate swap	(2.8)	12.4	—

Other	0.7	—	—

Subtotal	(30.4)	362.7	153.3

AEGON Portfolio (See Note 13)	—	(29.3)	31.0

Subtotal	(30.4)	333.4	184.3

Effect on unrealized gains/(losses) on investments attributable to:

DPAC	(12.2)	(67.4)	(30.3)

Deferred federal income taxes	15.2	(92.4)	(48.2)

Net unrealized gains/(losses) and DPAC transferred to the Closed Block	17.0	(129.8)	(69.2)

Change in unrealized gains/(losses) on investments, net	(10.4)	43.8	36.6

Minimum pension liability adjustment	1.2	(1.9)	(11.5)

Other comprehensive income/(loss)	$(9.2)	$41.9	$25.1

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002, and 2001 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2003	2002	2001
	($ in millions)

Reclassification Adjustments

Unrealized gains/(losses) on investments	$(21.2)	$83.7	$34.6

Reclassification adjustment for gains included in net income	10.8	(39.9)	2.0

Unrealized gains/(losses) on investments, net of reclassification adjustments	$(10.4)	$43.8	$36.6

Unrealized gains/(losses) on investments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax (benefit)/expense of $(21.6) million, $115.0 million and $43.2 million, respectively, and $9.1 million, $(71.4) million and $(32.1) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

Reclassification adjustments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax expense (benefit) of $6.5 million, $(22.5) million and $5.1 million, respectively, and $(3.1) million, $4.1 million and $1.8 million, respectively, relating to the effect of such amounts on DPAC.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6.  Fixed Maturity and Equity Securities:

Fixed Maturity Securities —

The following table presents the amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities, including amounts relating to certain invested assets held pursuant to a reinsurance arrangement whereby all the experience from such assets is passed to the reinsurer, as of December 31, 2003 and 2002.

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)

U.S. Treasury securities and Obligations of U.S. Government agencies	$1,622.6	$847.2	$41.2	$66.7	$17.9	$0.2	$1,645.9	$913.7

Collateralized mortgage obligations:

Government agency-backed	95.2	169.3	1.8	8.4	0.4	—	96.6	177.7

Non-agency backed	6.5	92.8	0.2	3.4	—	—	6.7	96.2

Other asset-backed securities:

Government agency-backed	6.7	121.9	0.4	5.9	—	—	7.1	127.8

Non-agency backed	314.8	582.1	24.2	34.7	1.5	4.6	337.5	612.2

Foreign governments	52.3	42.5	6.6	6.1	0.2	0.3	58.7	48.3

Utilities	526.5	546.1	39.6	37.1	1.8	7.2	564.3	576.0

Corporate bonds	5,341.6	4,871.4	397.5	385.1	22.5	30.7	5,716.6	5,225.8

Total bonds	7,966.2	7,273.3	511.5	547.4	44.3	43.0	8,433.4	7,777.7

Redeemable preferred stocks	37.0	47.0	4.2	3.5	—	—	41.2	50.5

Total	$8,003.2	$7,320.3	$515.7	$550.9	$44.3	$43.0	$8,474.6	$7,828.2

The carrying value of the Company’s fixed maturity securities at December 31, 2003 and 2002 is net of adjustments for impairments in value deemed to be other than temporary of $113.5 million and $124.4 million, respectively.

At December 31, 2003 and 2002, there was $23.4 million and $6.7 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates. Interest income that would have been recognized on these fixed maturity securities was $2.8 million and $1.5 million for the years ended December 31, 2003 and 2002, respectively.

The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments; (ii) are to be restructured pursuant to commenced negotiations; (iii) went into bankruptcy subsequent to acquisition; or (iv) are deemed to have other than temporary impairments to value as “problem fixed maturity securities.” At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $240.4 million and $274.7 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the carrying value of potential problem fixed maturity securities held by the Company was $4.9 million and $8.5 million, respectively. In addition, at December 31, 2003 and 2002, the Company had no fixed maturity securities which had been restructured.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6.  Fixed Maturity and Equity Securities: (continued)

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003, are as follows:

	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$265.7	$276.4

Due after one year through five years	2,139.4	2,312.7

Due after five years through ten years	2,998.3	3,193.6

Due after ten years	1,644.0	1,699.1

Subtotal	7,047.4	7,481.8

Mortgage-and asset-backed securities	955.8	992.8

Total	$8,003.2	$8,474.6

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of fixed maturity securities during 2003, 2002, and 2001 were $1,844.2 million, $468.1 million and $479.4 million, respectively. Gross gains of $70.3 million, $35.1 million and $21.3 million and gross losses of $0.4 million, $6.6 million and $8.3 million were realized on these sales in 2003, 2002, and 2001, respectively.

Equity Securities —

The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2003 and 2002 are as follows:

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)

Marketable equity securities	$65.6	$59.9	$8.7	$3.3	$0.9	$2.3	$73.4	$60.9

Non-marketable equity securities	178.0	192.8	16.6	29.5	16.3	35.5	178.3	186.8

	$243.6	$252.7	$25.3	$32.8	$17.2	$37.8	$251.7	$247.7

Proceeds from sales of equity securities during 2003, 2002, and 2001 were $16.9 million, $16.5 million and $31.0 million, respectively. Gross gains of $5.4 million, $2.7 million and $3.1 million and gross losses of $0.5 million, $2.8 million and $9.5 million were realized on these sales during 2003, 2002, and 2001, respectively.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7.  Other Than Temporary Impairments:

The following table presents certain information by type of investment with respect to the Company’s gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position. This table excludes amounts relating to certain invested assets held pursuant to a reinsurance agreement whereby all the experience from such assets is passed to the reinsurer.

	Less Than 12 Months		Greater Than 12 Months		Total
	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses
	($ in millions)

U.S. Treasury securities and Obligations of U.S. Government Agencies	$877.7	$(17.9)	$0.3	$—	$878.0	$(17.9)

Collateralized mortgage obligations:

Government agency-backed	43.0	(0.3)	—	—	43.0	(0.3)

Non government agency-backed	—	—	—	—	—	—

Other asset-backed securities:

Government agency-backed	—	—	—	—	—	—

Non government agency-backed	1.0	—	35.1	(1.5)	36.1	(1.5)

Foreign governments	12.5	(0.2)	—	—	12.5	(0.2)

Utilities	62.4	(1.8)	—	—	62.4	(1.8)

Corporate bonds	628.7	(21.1)	49.0	(1.1)	677.7	(22.2)

Total bonds	1,625.5	(41.3)	81.4	(2.6)	1,709.9	(43.9)

Common stocks	5.7	(0.9)	—	—	5.7	(0.9)

Total temporarily impaired securities	$1,631.2	$(42.2)	$84.4	$(2.6)	$1,715.6	$(44.8)

There were 19 investment grade fixed maturity security positions that have been in an unrealized loss position for more than 12 months as of December 31, 2003. The aggregate gross pre-tax unrealized loss relating to these positions was $2.6 million ($1.7 million after-tax) as of such date. Of these positions: (i) eight comprising approximately $1.8 million ($1.2 million after-tax) of the aforementioned aggregate unrealized loss, were not considered “other than temporarily impaired” principally because of the issuer’s financial strength as indicated by the fact that all such securities were rated “A” or better, (ii) eight comprising approximately $0.8 million ($0.5 million after-tax) of the aforementioned unrealized loss were not considered “other than temporarily impaired” because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management’s analysis of the issuer’s financial strength supported the conclusion that the security was not “other than temporarily impaired”, and (iii) three positions with negligible unrealized losses were U.S. Government securities.

There were no common stock positions that have been in an unrealized loss position for more than 12 months as at December 31,2003.

8.  Mortgage Loans on Real Estate:

Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial and residential mortgage loans	$1,452.9	$1,592.3

Agricultural mortgage loans	349.5	307.8

Total loans	1,802.4	1,900.1

Less: valuation allowances	(20.0)	(22.7)

Mortgage loans, net of valuation allowances	$1,782.4	$1,877.4

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8.  Mortgage Loans on Real Estate: (continued)

An analysis of the valuation allowances for 2003, 2002, and 2001 is as follows:

	2003	2002	2001
	($ in millions)

Balance, beginning of year	$22.7	$28.5	$32.2

Increase/(decrease) in allowance	0.9	0.7	(0.8)

Reduction due to paydowns, payoffs, and writeoffs	(3.6)	(2.1)	(0.2)

Transfers to real estate	—	(4.4)	(2.7)

Balance, end of year	$20.0	$22.7	$28.5

Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances	$14.3	$66.7

Loans that do not have valuation allowances	30.2	90.3

Subtotal	44.5	157.0

Valuation allowances	(3.2)	(14.7)

Impaired mortgage loans, net of valuation allowances	$41.3	$142.3

During 2003, 2002, and 2001, the Company recognized $4.1 million, $11.3 million and $12.8 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $0.0 million and $13.8 million, respectively. Interest income that would have been recognized on these mortgage loans was $2.2 million for the year ended December 31, 2002.

At December 31, 2003 and 2002, the Company had restructured mortgage loans of $15.3 million and $29.8 million, respectively. Interest income of $1.3 million, $1.5 million and $4.3 million was recognized on restructured mortgage loans in 2003, 2002, and 2001, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.6 million, $4.0 million and $7.2 million in 2003, 2002, and 2001, respectively.

9.  Segment Information:

The Company’s business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the “run-off businesses”). These business activities represent the Company’s operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

Management considers the Company’s mutual fund operations to be an integral part of the products offered by the Company’s Accumulation Products segment. Accordingly, for management purposes (including performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its Accumulation Products segment.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Of the aforementioned segments, only the Protection Products segment and the Accumulation Products segment qualify as reportable segments in accordance with SFAS No.131, Disclosures about Segments of an Enterprise and Related Information. All of the Company’s other segments are combined and reported in the Other Products segment.

Products comprising the Protection Products segment primarily include a wide range of individual life insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life, last survivor universal life, last survivor variable universal life, group universal life and special-risk products. In addition, included in the Protection Products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction (which ceased as of December 31, 2002 – see Note 13), as well as the Group Pension Profits derived therefrom, (ii) the Closed Block assets and liabilities, as well as the revenues and expenses relating thereto (See Notes 3 and 20), and (iii) the Company’s disability income insurance products (which are 100% reinsured and no longer offered by the Company).

The Accumulation Products segment primarily includes flexible premium variable annuities, single and flexible premium deferred annuities, single premium immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products.

The Company’s Other Products segment primarily consists of a securities broker-dealer operation, an insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company’s proprietary investment products and, in addition, provides customers of the Company’s protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company’s career agency sales force with access to variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (See Note 13).

Set forth in the table below is certain financial information with respect to the Company’s reportable segments as of and for each of the years ended December 31, 2003, 2002, and 2001, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 4). The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g., items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, unless otherwise noted, all segment revenues are from external customers.

Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment and maintain a separately calculated regulatory risk-based capital (“RBC”) level for each segment. Allocations of the net investment income and net realized gains (losses) on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company’s product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment.

Amounts reported as “reconciling amounts” in the table below primarily relate to: (i) contracts issued by the MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes, (iii) charges totaling $5.8 million, $7.2 million and $56.8 million in 2003, 2002 and 2001, respectively, associated with the Company’s reorganization activities (see Note 25), (iv) a $1.5 million decrease in 2002 in certain reserves established in connection with the reorganization charge recorded in 2001 (see Note 25) and (v) merger related expenses totaling $0.8 million in 2003 incurred in connection with MONY Group’s pending merger transaction with AXA Financial (see Note 2).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Segment Summary Financial Information

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Premiums:

Protection Products	$667.9	$662.9	$675.5

Accumulation Products	21.2	11.6	5.3

Other Products	16.1	15.9	14.5

	$705.2	$690.4	$695.3

Universal life and investment-type product policy fees:

Protection Products	$170.4	$152.1	$151.6

Accumulation Products	40.6	46.8	54.7

Other Products	(0.1)	1.6	0.9

	$210.9	$200.5	$207.2

Net investment income and net realized gains/(losses) on investments (7)(8):

Protection Products	$648.9	$474.7	$559.4

Accumulation Products	101.4	59.9	68.6

Other Products	20.1	18.9	17.9

Reconciling amounts	9.2	24.7	18.7

	$779.6	$578.2	$664.6

Other income:

Protection Products (1)	$33.6	$84.0	$46.8

Accumulation Products	105.7	96.1	107.4

Other Products	79.9	60.7	57.5

Reconciling amounts	7.4	10.8	8.1

	$226.6	$251.6	$219.8

Amortization of deferred policy acquisition costs:

Protection Products	$114.8	$110.3	$115.7

Accumulation Products	5.2	45.8	26.1

Reconciling amounts	—	—	17.0

	$120.0	$156.1	$158.8

Benefits to policyholders and interest credited to policyholders’ account balances:

Protection Products	$837.6	$794.2	$815.1

Accumulation Products	106.0	87.9	75.4

Other Products	31.8	30.4	29.2

Reconciling amounts	5.5	9.9	5.5

	$980.9	$922.4	$925.2

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Other operating costs and expenses:

Protection Products	$268.7	$226.6	$245.5

Accumulation Products	125.1	119.4	127.2

Other Products	96.3	83.3	87.3

Reconciling amounts	27.2	30.1	59.4

	$517.3	$459.4	$519.4

Income/(loss) before income taxes (7)(8):

Protection Products	$77.6	$57.0	$23.1

Accumulation Products	31.4	(39.9)	5.7

Other Products	(13.1)	(17.8)	(27.3)

Reconciling amounts	(16.1)	(4.5)	(54.6)

	$79.8	$(5.2)	$(53.1)

Assets:

Protection Products (10)	$12,956.9	$12,258.0	$16,212.9

Accumulation Products	5,235.6	4,521.8	5,077.7

Other Products	767.0	988.2	1,125.7

Reconciling amounts	885.5	727.9	994.8

	$19,845.0	$18,495.9	$23,411.1

Deferred policy acquisition costs:

Protection Products	$1,153.4	$1,093.3	$1,087.0

Accumulation Products	172.0	133.1	146.8

	$1,325.4	$1,226.4	$1,233.8

Future policy benefits:

Protection Products	$7,626.3	$7,543.3	$7,467.2

Accumulation Products	207.7	188.6	173.5

Other Products	192.3	203.1	213.9

Reconciling amounts	15.2	14.9	15.4

	$8,041.5	$7,949.9	$7,870.0

Unearned premiums:

Protection Products	$58.2	$54.7	$53.1

Accumulation Products	—	—	—

Other Products	—	2.6	2.8

Reconciling amounts	—	—	—

	$58.2	$57.3	$55.9

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Policyholders’ balances and other policyholders’ liabilities:

Protection Products	$1,831.1	$1,629.8	$2,845.9

Accumulation Products	1,491.3	1,225.5	969.0

Other Products	152.4	155.7	145.3

Reconciling amounts	0.8	0.6	0.9

	$3,475.6	$3,011.6	$3,961.1

Separate account liabilities (2)(9):

Protection Products (10)	$826.9	$604.6	$3,783.7

Accumulation Products	3,143.5	2,699.0	3,464.3

Other Products	302.3	298.1	429.7

Reconciling amounts	579.2	535.9	694.1

	$4,851.9	$4,137.6	$8,371.8

(1)	Includes Group Pension Profits in 2002 and 2001 (see Note 13).
(2)	Each segment includes separate account assets in an amount not less than the corresponding liability reported.
(3)	See Note 25 for details regarding the allocation of Reorganization and Other Charges to segments.
(4)	Amounts reported as “reconciling” in 2003 primarily related to (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $5.8 million pre-tax relating to the Company’s reorganization activities (see Note 25) and (iv) merger related expenses totaling $0.8 million incurred in connection with MONY Group’s pending merger with AXA Financial (see Note 2).
(5)	Amounts reported as “reconciling” in 2002 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $7.2 million pre-tax relating to the Company’s 2003 reorganization activities (see Note 25), and (iv) a $1.5 million decrease in certain reserves associated with the Company’s 2001 reorganization charge (see Note 25).
(6)	Amounts reported as “reconciling” in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16) and (iii) charges totaling $56.8 million pre-tax relating to the Company’s reorganization activities (see Note 25).
(7)	Amounts reported in 2002 include a loss of $3.9 million pre-tax from discontinued operations, of which $3.3 million, $0.4 million, and $0.2 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(8)	Amounts reported in 2003 include a gain of $9.0 million pre-tax from discontinued operations, of which $7.7 million, $0.9 million and $0.4 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(9)	Includes separate account liabilities relating to the Group Pension Transaction of $3,179.5 million as of December 31, 2001 (see Note 13).
(10)	As explained in Note 13, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon USA, Inc. (“AEGON”). Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from AEGON the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Substantially all of the Company’s revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10.0% of total consolidated revenues.

Following is a summary of revenues by product for the years ended December 31, 2003, 2002, and 2001:

	2003	2002	2001
	($ in millions)

Premiums:

Individual life	$667.6	$662.6	$675.1

Disability income insurance	0.3	0.3	0.4

Group insurance	16.1	15.9	14.5

Other	21.2	11.6	5.3

Total	$705.2	$690.4	$695.3

	2003	2002	2001
	($ in millions)

Universal life and investment-type product policy fees:

Universal life	$76.9	$64.8	$68.8

Variable universal life	84.0	78.1	73.4

Group universal life	9.5	9.2	9.4

Individual variable annuities	40.6	46.8	54.7

Individual fixed annuities	(0.1)	1.6	0.9

Total	$210.9	$200.5	$207.2

10.  Deferred Policy Acquisition Costs:

Policy acquisition costs deferred and amortized in 2003, 2002, and 2001 are as follows:

	2003	2002	2001
	($ in millions)

Balance, beginning of the year	$1,226.4	$1,233.8	$1,209.7

Costs deferred during the year	233.7	213.1	209.1

Amortized to expense during the year	(120.0)	(156.1)	(158.8)

Effect on DPAC from unrealized (gains)/losses	(14.7)	(64.4)	(26.2)

Balance, end of the year	$1,325.4	$1,226.4	$1,233.8

11.  Pension Plans and Other Postretirement Benefits:

Pension Plans —

The Company has a qualified pension plan covering substantially all of MONY Life’s salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service, (ii) the employee’s final average annual compensation and (iii) wage bases or benefits under Social Security, and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee’s elective deferrals under the incentive savings plan for employees up to 3% of the employee’s eligible compensation and an additional 2% of eligible compensation for each active participant. Effective

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code (“IRC”) because the plan was fully funded under Section 412 of the IRC.

During 2002, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $3.7 million in the plan’s projected benefit obligation.

The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, and public and private fixed maturity securities. At December 31, 2003 and 2002, $312.0 million and $304.7 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $34.0 million, $30.2 million and $27.9 million were paid by this plan for the years ended December 31, 2003, 2002 and 2001, respectively.

MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service (“IRS”) limits to certain employees. The benefits are based on years of service and the employee’s final average annual compensation. Pension benefits are paid from the Company’s general account.

Postretirement Benefits —

The Company provides certain health care and life insurance benefits for retired employees and field underwriters of MONY Life. The Company amortizes its postretirement transition obligation over a period of twenty years.

Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company’s postretirement healthcare plan, there is a per capita limit on the Company’s healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduces a prescription drug benefit under Medicare Part D as well as a Federal subsidy to employers who provide an “actuarial equivalent” prescription drug benefit to employees. The requirements under the Act are not expected to have a material impact on the Company’s results of operations and financial position.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company’s qualified and non-qualified defined benefit pension plans and other benefits which represent the Company’s postretirement benefit obligation:

	Pension Benefits		Other Benefits
	2003	2002	2003	2002
	($ in millions)

Change in benefit obligation:

Benefit obligation at beginning of year	$431.4	$411.5	$102.1	$104.7

Service cost	6.9	5.9	1.7	1.5

Interest cost	27.8	29.2	6.4	6.7

Plan amendment	—	3.7	—	—

Actuarial loss	29.5	18.0	4.4	(0.9)

Benefits paid	(44.1)	(36.9)	(7.7)	(9.9)

Benefit obligation at end of year	451.5	431.4	106.9	102.1

Change in plan assets:

Fair value of plan assets at beginning of year	354.9	419.5	—	—

Actual return on plan assets	68.2	(32.6)	—	—

Employer contribution	10.2	6.7	7.7	9.9

Benefits and expenses paid	(45.7)	(38.7)	(7.7)	(9.9)

Fair value of plan assets at end of year	387.6	354.9	—	—

Funded status	(63.9)	(76.5)	(106.9)	(102.1)

Unrecognized actuarial loss	149.0	176.6	16.3	12.1

Unamortized transition obligation	1.0	1.7	27.5	30.6

Unrecognized prior service cost	2.2	1.5	(0.6)	(0.7)

Net amount recognized	$88.3	$103.3	$(63.7)	$(60.1)

Amounts recognized in the statement of financial position consist of the following:

Prepaid benefit cost	$132.5	$151.0	$—	$—

Accrued benefit liability	(61.1)	(66.6)	(63.7)	(60.1)

Intangible asset	1.0	1.7	—	—

Accumulated other comprehensive income	15.9	17.2	—	—

Net amount recognized	$88.3	$103.3	$(63.7)	$(60.1)

The Company’s qualified plan had assets of $387.6 million and $354.9 million at December 31, 2003 and 2002, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $385.6 million and $354.3 million at December 31, 2003 and $365.2 million and $338.9 million at December 31, 2002, respectively.

The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $65.9 million and $61.1 million at December 31, 2003 and $68.2 million and $66.6 million at December 31, 2002, respectively.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

	Pension Benefits			Other Benefits
	2003	2002	2001	2003	2002	2001
	($ in millions)

Components of net periodic benefit cost

Service cost	$6.9	$5.9	$8.3	$1.7	$1.5	$1.5

Interest cost	27.8	29.2	30.9	6.4	6.7	7.2

Expected return on plan assets	(26.9)	(39.8)	(45.5)	—	—	—

Amortization of prior service cost	(0.3)	(0.3)	(0.8)	(0.1)	(0.1)	(0.2)

Recognized net actuarial loss/(gain)	17.2	4.6	1.1	0.1	—	—

Amortization of transition items	0.3	0.3	(7.5)	3.1	3.1	3.1

Net periodic benefit cost	$25.0	$(0.1)	$(13.5)	$11.2	$11.2	$11.6

	Pension Benefits		Other Benefits
	2003	2002	2003	2002

Weighted-average assumptions for the year ended December 31:

Discount rate	6.1%	6.6%	6.1%	6.6%

Expected return on plan assets	8.0%	10.0%	—	—

Rate of compensation increase (1)	—	—	5.0%	5.0%

(1)	For MONY Life, no benefits bearing incentive compensation is assumed for 2003. Otherwise, benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 50% of base salary after 2003.

MONY Life uses a December 31 measurement date for its pension plans and other postretirement benefits.

For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004. The rate was assumed to decrease gradually to 6% for 2010 and remain at that level thereafter.

Plan Assets —

The Company’s assumption with respect to the future return on pension plan assets, which at January 1, 2003 was determined to be 8%, is made by management after taking into consideration historic returns on such assets (generally the geometric annual rate of return over at least a ten year period), the actual mix of the pension plan’s invested assets at the valuation date (which is assumed to be consistent in future periods), management’s outlook for future returns on such asset types, and the long-term outlook for such returns in the marketplace. At December 31, 2003 and 2002, the fair value of the pension plan invested assets were comprised of the following:

	Pension Benefits
	2003	2002

Public common stocks	61.5%	49.4%

Public and private fixed maturity securities	29.0%	43.8%

Real estate	4.0%	4.3%

Cash and cash equivalents	5.5%	2.5%

	100.0%	100.0%

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

The fair value of pension plan assets is determined as follows:

•	Public and Private Fixed Maturity Securities — The estimated fair values of public fixed maturity securities are based upon quoted market prices, where available. The fair values of private fixed maturity securities or public fixed maturity securities which are not actively traded are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

•	Public common stock — The fair values of public common stock investments are determined based on quoted market prices.

•	Real estate — The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate, discounted at a rate commensurate with the underlying risks.

The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2003 and 2002, the fair value of plan assets was $188.2 million and $165.1 million, respectively. For the years ended December 31, 2003, 2002, and 2001, the Company contributed $2.2 million, $2.8 million and $3.2 million to the plan, respectively, which amounts are reflected in “other operating costs and expenses” in the Company’s consolidated statement of income and comprehensive income.

The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation, which equaled the accumulated benefit obligation, was $61.2 million and $52.9 million as of December 31, 2003 and 2002, respectively. The non-qualified defined contribution plan’s net periodic expense was $11.1 million, $(2.7) million and $(0.2) million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company also has incentive savings plans in which substantially all employees and career field underwriters of MONY Life are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters of MONY Life. The Company also sponsors several other 401(k) plans for its smaller subsidiaries which the Company considers immaterial.

12.  Income Taxes:

The Company files a consolidated federal income tax return with its ultimate parent, MONY Group, and its other subsidiaries, as well as the Company’s life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries (see Note 4).

Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

	2003	2002	2001
	($ in millions)

Income tax expense/(benefit):

Current	$68.3	$(39.0)	$11.6

Deferred	(47.8)	33.0	(7.5)

Income tax expense/(benefit) from continuing operations	20.5	(6.0)	(19.1)

Discontinued operations	3.1	(1.4)	—

Total	$23.6	$(7.4)	$(19.1)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12.  Income Taxes: (continued)

Federal income taxes reported in the consolidated statements of income and comprehensive income for the years ended December 31, 2003, 2002 and 2001 are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each for the years ended December 31, 2003, 2002 and 2001 are as follows:

	2003	2002	2001
	($ in millions)

Tax at statutory rate	$24.8	$(7.4)	$(19.1)

Dividends received deduction	(6.0)	(1.2)	—

Foreign loss disallowance	4.3	—	—

Tax settlements/accrual adjustments	(4.2)	(11.9)	(16.3)

Meals and entertainment	1.3	1.5	(0.4)

Officers’ life insurance	(2.5)	3.7	1.2

Other	2.8	9.3	15.5

Federal Income tax expense/(benefit) from continuing operations	20.5	(6.0)	(19.1)

Federal income tax expense/(benefit) from discontinued operations	3.1	(1.4)	—

Provision for income tax expense/(benefit)	$23.6	$(7.4)	$(19.1)

MONY Group’s income tax returns for years through 1993 have been examined by the IRS. No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)

Deferred policy acquisition costs	$334.6	$134.1

Fixed maturity securities and equity securities	118.0	187.5

Other, net	(11.0)	82.6

Nonlife subsidiaries	(42.0)	(10.4)

Total deferred tax liabilities	399.6	393.8

Reserves	122.5	133.0

Accrued expenses	59.6	(8.6)

Deferred compensation and benefits	28.9	25.6

Policyholder dividends	35.0	(5.2)

Real estate and mortgages	(25.6)	9.9

Total deferred tax assets	220.4	154.7

Net deferred tax liability	$179.2	$239.1

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.  The Group Pension Transaction:

On December 31, 1993 (the “Group Pension Transaction Date”), the Company entered into an agreement (the “Agreement”) with AEGON USA, Inc. (“AEGON”) under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the “Group Pension Transaction”), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON’s wholly-owned subsidiary, AUSA Life Insurance Company, Inc. (“AUSA”). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON entered into certain service agreements. These agreements, among other things, provided that the Company would continue to manage the transferred assets, and that AUSA would continue to provide certain administrative services to the Company’s remaining group pension contracts not included in the transfer.

Pursuant to the Agreement, the Company agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the “Notes”). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. The Series B Notes matured on December 31, 2002 and the Series A Notes matured on April 7, 2003. The Company’s investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the existing deposits on the transferred business (the “Existing Deposits”). Accordingly, the Company reflected the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction” until the expiration of the agreement, December 31, 2002. In addition, the Company reported in its GAAP earnings the profits from the Existing Deposits as discussed below.

Pursuant to the Agreement, which expired on December 31, 2002, the Company received from AUSA: (i) payments on an annual basis through December 31, 2002 (the “Group Pension Payments”) equal to all of the earnings from the Existing Deposits, (ii) a final payment (the “Final Value Payment”) at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the “New Business Growth Payment”) at December 31, 2002 based on new business growth subsequent to the Transaction Date.

With respect to the Group Pension Payments, the annual results from the Existing Deposits were measured on a basis in accordance with the Agreement (such basis hereafter referred to as the “Earnings Formula”) which was substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities were only recognized when such securities were designated with an NAIC rating of “6”, and (ii) no impairment losses were recognized on mortgage loans until such loans were disposed of, or at the time and in the calculation, of the Final Value Payment. All mortgage loans had been disposed of prior to the calculation of the Final Payment.

Earnings which emerged from the Existing Deposits pursuant to the application of the Earnings Formula were recorded in the Company’s financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the “Group Pension Profits”). Losses which arose from the application of the Earnings Formula for any annual period were reflected in the Company’s results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

Operating losses reported in any annual period pursuant to the Earnings Formula were carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 would be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remained, it would be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. As of December 31, 2002, there were no operating losses reported in any annual period during the term of the agreement, nor was the Company eligible for any New Business Growth payment.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.  The Group Pension Transaction: (continued)

For the years ended December 31, 2002 and 2001, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $19.1 million and $27.4 million, respectively, and the Company recorded Group Pension Profits of $28.2 million and $30.7 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years. In addition, the Company recorded earnings from the Final Value Payment of $54.1 million (before expenses of approximately $6.0 million relating thereto, which are recorded in “other operating costs and expenses” in the 2002 consolidated statement of income and comprehensive income), on December 31, 2002.

The following sets forth certain summarized financial information relating to the Group Pension Transaction for the periods indicated, including information regarding the components of revenue and expense comprising the Group Pension Profits. In accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon, the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on the Company’s balance sheet.

	For the Year Ended December 31,
	2003	2002	2001
	($ in millions)

Revenues:

Product policy fees	$—	$18.3	$19.6

Net investment income	—	88.2	102.0

Net realized gains (losses) on investments (2)	—	0.8	1.5

Total revenues		107.3	123.1

Benefits and Expenses:

Interest credited to policyholders’ account balances	—	63.5	74.8

Other operating costs and expenses	—	15.6	17.6

Total benefits and expenses	—	79.1	92.4

Group Pension Profits	—	28.2	30.7

Final Value Payment (1)	—	54.1	—

Total	$—	$82.3	$30.7

(1)	Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in “other operating costs and expenses” on the Company’s consolidated statement of income and comprehensive income for 2002.
(2)	Includes in 2001 $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments which was included in the fourth quarter 2001 Other Charges (see Note 25).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14.  Estimated Fair Value of Financial Instruments

The estimated fair values of the Company’s financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company’s financial instruments are summarized as follows:

Fixed Maturity and Equity Securities —

The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair value of the Company’s investments in common stocks is determined based on quoted market prices, where available. The fair value of the Company’s investments in limited partnership interests is based on amounts reported by such partnerships to the Company.

Mortgage Loans —

The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002, the fair value of mortgage loans was $1,926.9 million and $2,065.5 million, respectively.

Policy Loans —

Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

Long-term Debt —

The fair value of long-term debt is determined based on contractual cash flows discounted at market rates. The carrying value and fair value of long-term debt at December 31, 2003 were $216.9 million and $244.3 million, respectively. The carrying value and fair value of long-term debt at December 31, 2002 were $216.9 million and $234.1 million, respectively.

Separate Account Assets and Liabilities —

The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

Investment-Type Contracts —

The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $1,727.4 million and $1,701.1 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $1,459.2 million and $1,439.4 million, respectively.

15.  Reinsurance:

Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company’s general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

15.  Reinsurance: (continued)

The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

The following table summarizes the effect of reinsurance for the years indicated:

	2003	2002	2001
	($ in millions)

Direct premiums (includes $61.4 million, $65.0 million and $68.3 million of accident and health premiums for 2003, 2002, and 2001, respectively)	$821.6	$801.7	$803.6

Reinsurance assumed	8.0	7.2	6.0

Reinsurance ceded (includes $(61.1) million, ($64.6) million and ($67.8) million of accident and health premiums for 2003, 2002, and 2001, respectively)	(124.4)	(118.5)	(114.3)

Net premiums	$705.2	$690.4	$695.3

Universal life and investment type product policy fee income ceded	$38.0	$34.5	$27.7

Policyholders’ benefits ceded	$150.5	$129.0	$126.4

Interest credited to policyholders’ account balances ceded	$2.4	$2.9	$3.7

The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

16.  Long Term Debt:

The Company’s long term debt at December 31, 2003 and 2002 consists of the following:

	2003	2002
	($ in millions)

Surplus notes	$1.9	$1.9

Intercompany Surplus Notes	215.0	215.0

Total long term debt	$216.9	$216.9

Surplus and Senior Notes —

On January 12, 2000, the MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register certain securities. This registration, known as a “Shelf Registration”, provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

On March 8, 2000, the MONY Group issued $300.0 million principal amount of senior notes (the “$300 million Senior Notes”) pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the MONY Group from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the MONY Group to finance

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

16.  Long Term Debt: (continued)

MONY Life’s repurchase, on March 8, 2000, of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the “9.5% Notes” and the “11.25% Notes”, respectively), which were previously outstanding. The balance of the net proceeds from the issuance of the Senior Notes was retained by the MONY Group for general corporate purposes. In the third quarter of 2000 and first quarter of 2001, the Company repurchased another $6.5 million and $0.1 million face amount of the 11.25% Notes, respectively, resulting in a remaining balance of $1.9 million at December 31, 2002. MONY Group’s financing of MONY Life’s repurchase of its 9.5% Notes and 11.25% Notes consisted of a capital contribution by MONY Group to MONY Life of $65.0 million and the purchase by MONY Group from MONY Life of two separate newly issued “intercompany” surplus notes. The intercompany surplus note issued to replace the 9.5% Notes has a par value of $115.0 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The intercompany surplus note issued to replace the 11.25% Notes has a par value of $100.0 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the intercompany surplus notes is payable at maturity and interest is payable semi-annually.

17.  Securities Lending and Concentration of Credit Risk:

Securities Lending Risk: —

Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a fair value of approximately $405.3 million and $351.8 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis; the collateral is increased or decreased in accordance with the Company’s agent agreement.

Concentration of Credit Risk: —

At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.0% and 1.3%, respectively, of total cash and invested assets.

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2003 are Consumer Goods of $1,698.1 million (20.0%).

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2002 are Consumer Goods of $1,444.8 million (18.3%), Non-Government Asset/Mortgage Backed securities of $1,031.9 million (13.0%) and Other Manufacturing of $848.0 million (10.8%).

The Company held below investment grade fixed maturity securities with a carrying value of $824.9 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company’s investments in below investment grade fixed maturity securities amounted to $892.7 million.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

17.  Securities Lending and Concentration of Credit Risk: (continued)

The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2003 and 2002 are as follows:

	2003		2002
	($ in millions)

Geographic Region

Mountain	$376.9	19.3%	$392.4	18.8%

Southeast	456.6	23.3	457.2	21.9

Midwest	382.5	19.6	367.8	17.7

West	344.8	17.6	367.1	17.6

Northeast	158.1	8.1	261.9	12.6

Southwest	237.6	12.1	238.0	11.4

Total	$1,956.5	100.0%	$2,084.4	100.0%

The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2003 are: California, $220.1 million (11.3%); Arizona, $206.3 million (10.5%); Texas, $179.0 million (9.2%); Virginia, $130.3 million (6.7%); Georgia, $111.5 million (5.7%); Washington, $96.1 million (4.9%); and, the District of Columbia, $93.2 million (4.8%).

As of December 31, 2003 and 2002, the real estate and mortgage loan portfolio was also diversified by property type as follows:

	2003		2002
	($ in millions)

Property Type

Office buildings	$845.6	43.2%	$924.2	44.3%

Agricultural	347.9	17.8	308.3	14.8

Hotel	267.3	13.7	274.3	13.2

Retail	143.7	7.3	142.9	6.9

Other	104.4	5.3	123.2	5.9

Industrial	163.5	8.4	188.2	9.0

Apartment buildings	84.1	4.3	123.3	5.9

Total	$1,956.5	100.0%	$2,084.4	100.0%

18.  Commitments and Contingencies:

(i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy’s termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged “vanishing premium” basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

On October 21, 1997, the New York State Supreme Court granted MONY Life’s and MLOA’s motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York’s General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court’s decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals’ decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

(ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23, 2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group’s directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group’s stockholders to MONY Group’s management by amending and extending management’s change-in-control agreements, (iii) failing to comply with Delaware law in determining the “fair value” of MONY Group’s stock and (iv) disseminating incomplete and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

Subsequent Events —

On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs’ motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs’ motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs’ arguments in support of an injunction based on the directors’ purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs’ other disclosure claims.

On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group’s board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board’s decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group’s defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

(iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group’s complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group’s stockholders, of a duplicate copy of MONY Group’s proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants’ solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a “group” under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group’s stockholders.

Subsequent Events —

Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group’s request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group’s proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group’s motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell’s order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell’s order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group’s request for a stay or injunction pending appeal, but the Court granted MONY Group’s motion for an expedited appeal, which is now pending.

On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group’s 13(d) and proxy disclosure claims.

(iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $13.7 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately, $6.8 million of this charge was reflected in the income statement caption entitled “net realized gains/(losses) on investments” because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled “other operating costs and expenses” represented management’s best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $4.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $3.0 million of which was recorded as realized gains and $1.0 million as a reduction to other expenses. The Company’s appeal was subsequently withdrawn.

(v) In December 2002 the SEC and self-regulatory organizations (National Association of Securities Dealers, Inc. (“NASD”)) directed all broker-dealers, including the Company, to evaluate their procedures with respect to mutual fund sales charge breakpoints. The outcome of the Company’s evaluation, including any determination it made with respect to sales charges paid by its customers, did not have a material adverse effect on the Company’s results of operations, cash flows, or financial position.

(vi) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC and the NASD

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company’s variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

(vii) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse affect on the Company’s financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company’s financial position or results of operations.

(viii) At December 31, 2003, the Company had commitments to fund the following: $96.4 million of equity partnership investments, $5.0 million private fixed maturity security with an interest rate of 5.7%, $3.2 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 5.25% to 6.35%, $132.7 million fixed and floating rate commercial mortgages with interest rates ranging from 3.67% to 8.0%.

(ix) The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases, which includes lease abandonment charges taken in connection with the Company’s reorganization activities (see Note 25), amounted to $25.6 million in 2003, $32.6 million in 2002, and $44.0 million in 2001. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.4 million for 2004, $27.1 million for 2005, $23.8 million for 2006, $22.1 million for 2007, $20.7 million for 2008, and $86.7 million for the years thereafter.

In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.9 million in 2004, $8.0 million in 2005, $8.2 million in 2006, $8.4 million for 2007 and $8.5 million for 2007. The Company has the option to renew the lease at the end of the lease term.

19.  Statutory Financial Information and Regulatory Risk-Based Capital:

The combined statutory net loss reported by the Company for the years ended December 31, 2003, 2002, and 2001 was $38.5 million, $83.5 million, and $30.2 million, respectively. The combined statutory surplus of the Company as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively. Each of MONY Life, MLOA and USFL exceeds the minimum risk based capital requirements imposed by their respective state of domicile.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block — Summary Financial Information:

Summarized financial information of the Closed Block as of and for the years ended December 31, 2003 and 2002 is presented below.

	December 31, 2003	December 31, 2002
	($ in millions)

Assets:

Fixed maturity securities:

Available-for-sale, at estimated fair value (amortized cost, $4,087.4 and $3,873.2)	$4,348.9	$4,160.9

Mortgage loans on real estate	593.6	633.6

Real estate	10.7	8.3

Other invested assets	9.8	0.9

Policy loans	1,078.0	1,119.0

Cash and cash equivalents	33.6	59.2

Premiums receivable	9.7	11.1

Deferred policy acquisition costs	368.8	430.5

Other assets	206.9	210.5

Total Closed Block assets	$6,660.0	$6,634.0

Liabilities:

Future policy benefits	$6,930.9	$6,901.4

Policyholders’ account balances	290.2	291.6

Other policyholders’ liabilities	140.9	159.1

Other liabilities	326.9	328.0

Total Closed Block liabilities	$7,688.9	$7,680.1

	For the Years Ended December 31,
	2003	2002	2001
	($ in millions)

Revenues:

Premiums	$479.2	$509.1	$551.4

Net investment income	393.5	396.5	397.6

Net realized gains/(losses) on investments	12.2	(51.4)	6.0

Other income	1.9	2.2	2.4

Total revenues	886.8	856.4	957.4

Benefits and Expenses:

Benefits to policyholders	562.6	566.8	606.9

Interest credited to policyholders’ account balances	8.8	8.6	8.9

Amortization of deferred policy acquisition costs	45.2	49.1	59.4

Dividends to policyholders	220.7	185.5	233.1

Other operating costs and expenses	6.5	6.1	7.0

Total benefits and expenses	843.8	816.1	915.3

Contribution from the Closed Block	$43.0	$40.3	$42.1

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block—Summary Financial Information: (continued)

The carrying value of fixed maturity securities in the Closed Block at December 31, 2003 and 2002 is net of “other than temporary impairment” adjustments of $56.4 million and $60.5 million, respectively.

At December 31, 2003 and 2002, there were $15.1 million and $0.6 million of fixed maturity securities in the Closed Block which have been non-income producing for the twelve months preceding such dates.

At December 31, 2003 and 2002, there were problem fixed maturity securities in the Closed Block of $129.9 million and $123.3 million, respectively. There were no potential problem or restructured fixed maturity securities at December 31, 2003 and 2002.

The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2003 are as follows:

	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$130.3	$134.0

Due after one year through five years	1,007.7	1,097.1

Due after five years through ten years	1,496.5	1,612.1

Due after ten years	1,054.1	1,083.1

Subtotal	3,688.6	3,926.3

Mortgage and asset-backed securities	398.8	422.6

	$4,087.4	$4,348.9

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Mortgage loans on real estate in the Closed Block at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial mortgage loans	$556.1	$599.4

Agricultural and other loans	44.8	42.7

Subtotal	600.9	642.1

Less: valuation allowances	(7.4)	(8.6)

Mortgage loans, net of valuation allowances	$593.5	$633.5

An analysis of the valuation allowances for the years ended December 31, 2003 and 2002 is as follows:

	2003	2002
	($ in millions)

Beginning balance	$8.6	$12.3

(Decrease)/increase in allowance	(1.2)	0.8

Reduction due to paydowns, payoffs, and writeoffs	—	(1.3)

Transfer to real estate — foreclosures	—	(3.2)

Valuation allowances	$7.4	$8.6

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block—Summary Financial Information: (continued)

Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 were as follows:

	2003	2002
	($ in millions)

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances	$9.5	$47.4

Loans that do not have valuation allowances	14.2	73.2

Subtotal	23.7	120.6

Valuation allowances	(2.6)	(10.7)

Impaired mortgage loans, net of valuation allowances	$21.1	$109.9

For the years ended December 31, 2003 and 2002, the Closed Block recognized $1.8 million and $9.9 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, there were $0.0 million and $0.1 million, respectively, of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

At December 31, 2003 and 2002, the Closed Block had restructured mortgage loans of $4.7 million and $8.5 million, respectively. Interest income of $0.4 million and $0.6 million was recognized on such loans for the years ended December 31, 2003 and 2002, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.6 million and $1.0 million for the respective periods.

The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company’s statement of income and comprehensive income in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company’s statement of income and comprehensive income. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

21.  The Closed Block Business:

The Closed Block Business (“CBB”) is comprised of certain amounts within MONY Holdings and MONY Life. Within MONY Holdings, the CBB includes: (i) the Insured Notes, (ii) the capitalized costs of issuing the Insured Notes, (iii) the DSCA Sub-account CBB (see Note 22), (iv) the Swap, and (v) the Insurance Policy (see Note 1). Within MONY Life, the CBB includes: (i) the Closed Block discussed in Notes 3 and 20 and (ii) an amount of capital (hereafter referred to as “Surplus and Related Assets”) outside the Closed Block, but within MONY Life, that when aggregated with the assets and liabilities in the Closed Block results in an aggregate carrying value of assets in the CBB within MONY Life in excess of the carrying value of the liabilities in the CBB within MONY Life. The amount by which the assets in the CBB within MONY Life exceed the liabilities in the CBB within MONY Life represents a sufficient amount of capital based on regulatory standards to support the CBB within MONY Life. All business of MONY Holdings and its subsidiary, consolidated, other than the CBB is defined in the Insured Notes indenture as the Ongoing Business (“OB”). The determination of the amount of Surplus and Related Assets was based on Statutory Accounting Practices as required by the Insured Notes indenture. As the Closed Block’s results of operations emerge, an equal amount of the Surplus and Related Assets is intended to become available to the OB. The investment of the Surplus and Related Assets is restricted to permitted investments and subject to certain concentration limitations as outlined in the Insured Note indenture (see Note 1).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

The following tables set forth certain summarized financial information attributable to the OB and the CBB of MONY Holdings and its subsidiary, MONY Life, as of and for the years ended December 31, 2003 and 2002:

	As of December 31, 2003
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Assets:

Fixed maturity securities available-for-sale, at fair value	$2,589.6	$5,806.7	$8,396.3

Fixed maturity securities, trading	78.3	—	78.3

Equity securities available-for-sale, at fair value	251.7	—	251.7

Mortgage loans on real restate	918.9	863.5	1,782.4

Real estate held for investment	163.4	10.7	174.1

Other invested assets	77.3	22.2	99.5

Policy loans	102.0	1,078.0	1,180.0

Debt service coverage account — OB	66.9	—	66.9

Debt service coverage account — CBB	—	7.5	7.5

Cash and cash equivalents	289.9	60.9	350.8

Accrued investment income	55.2	149.2	204.4

Amounts due from reinsurers	516.4	88.6	605.0

Deferred policy acquisition costs	956.6	368.8	1,325.4

Other assets	532.5	17.3	549.8

Separate account assets	4,854.9	—	4,854.9

Total assets	$11,453.6	$8,473.4	$19,927.0

Liabilities:

Future policy benefits	$1,110.6	$6,930.9	$8,041.5

Policyholders’ account balances	2,975.6	290.2	3,265.8

Other policyholders’ liabilities	127.0	140.9	267.9

Other liabilities	793.5	394.9	1,188.4

Long term debt	216.9	300.0	516.9

Separate account liabilities	4,851.9	—	4,851.9

Total liabilities	$10,075.5	$8,056.9	$18,132.4

(1)	Includes the assets and liabilities of MONY Holdings as of December 31, 2003.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

	As of December 31, 2002
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Assets:

Fixed maturity securities available-for-sale, at fair value	$2,248.4	$5,579.8	$7,828.2

Equity securities available-for-sale, at fair value	247.7	—	247.7

Mortgage loans on real restate	927.0	950.4	1,877.4

Real estate to be disposed of	26.8	—	26.8

Real estate held for investment	171.9	8.3	180.2

Other invested assets	82.9	14.4	97.3

Policy loans	93.5	1,119.0	1,212.5

Debt service coverage account — OB	64.7	—	64.7

Debt service coverage account — CBB	—	9.4	9.4

Cash and cash equivalents	128.7	95.0	223.7

Accrued investment income	54.3	149.7	204.0

Amounts due from reinsurers	602.5	92.7	695.2

Deferred policy acquisition costs	795.9	430.5	1,226.4

Other assets	526.1	17.7	543.8

Separate account assets	4,140.6	—	4,140.6

Total assets	$10,111.0	$8,466.9	$18,577.9

Liabilities:

Future policy benefits	$1,048.5	$6,901.4	$7,949.9

Policyholders’ account balances	2,488.1	291.6	2,779.7

Other policyholders’ liabilities	130.1	159.1	289.2

Other liabilities	761.5	421.2	1,182.7

Long term debt	216.9	300.0	516.9

Separate account liabilities	4,137.6	—	4,137.6

Total liabilities	$8,782.7	$8,073.3	$16,856.0

(1)	Includes the assets and liabilities of MONY Holdings as of December 31, 2002.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

	For the Year Ended December 31, 2003
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Revenues:

Premiums	$226.0	$479.2	$705.2

Universal life and investment-type product policy fees	210.9	—	210.9

Net investment income	231.2	495.7	726.9

Net realized losses on investments	25.4	21.0	46.4

Other income	224.6	2.0	226.6

Total revenues	918.1	997.9	1,916.0

Benefits and Expenses:

Benefits to policyholders	278.9	562.6	841.5

Interest credited to policyholders’ account balances	130.6	8.8	139.4

Amortization of deferred policy acquisition cost	74.8	45.2	120.0

Dividends to policyholders	3.6	220.7	224.3

Other operating costs and expenses	424.6	115.7	540.3

Total benefits and expenses	912.5	953.0	1,865.5

Net income from continuing operations before income taxes	$5.6	$44.9	$50.5

(1)	Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap (ii) the net contribution to income from the Surplus and Related Assets, and (iii) the results of operations from the Closed Block.

	For the Year Ended December 31, 2002
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Revenues:

Premiums	$181.3	$509.1	$690.4

Universal life and investment-type product policy fees	200.5	—	200.5

Net investment income	247.0	480.1	727.1

Net realized losses on investments	(76.8)	(74.2)	(151.0)

Group Pension Profits	82.3	—	82.3

Other income	167.0	2.3	169.3

Total revenues	801.3	917.3	1,718.6

Benefits and Expenses:

Benefits to policyholders	236.3	566.8	803.1

Interest credited to policyholders’ account balances	110.7	8.6	119.3

Amortization of deferred policy acquisition cost	107.0	49.1	156.1

Dividends to policyholders	2.5	185.5	188.0

Other operating costs and expenses	393.3	81.4	474.7

Total benefits and expenses	849.8	891.4	1,741.2

Net (loss)/income from continuing operations before income taxes	$(48.5)	$25.9	$(22.6)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

(1)	Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap for the period from April 30, 2002 (the date of MONY Holdings’ commencement of operations) through December 31, 2002, (ii) the net contribution to income from the Surplus and Related Assets from April 30, 2002 (the date of MONY Holdings’ commencement of operations) through December 31, 2002, and (iii) the results of operations from the Closed Block from January 1, 2002 through December 31, 2002.

The statutory surplus of MONY Life as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively, of which $436.8 million and $409.8 million, respectively, was attributable to the OB and $490.0 million and $496.6 million, respectively, was attributable to the CBB. The statutory net gain from operations of MONY Life for the years ended December 31, 2003 and 2002 was $87.4 million and $154.6 million, respectively, of which $9.2 million and $59.3 million, respectively, was attributable to the OB and $78.2 million and $95.3 million, respectively, was attributable to the CBB. The net gain from operations attributable to the CBB includes: (i) the net contribution to income from the Surplus and Related Assets and (ii) the results of operations from the Closed Block.

22.  The Insured Notes:

Dividends from MONY Life are the principal source of cash inflow, which will enable MONY Holdings to meet its obligations under the Insured Notes. The ability of MONY Life to declare and pay MONY Holdings a dividend is governed by the Insurance Law of the State of New York. The Insurance Law of the State of New York permits a stock life insurance company to pay dividends each calendar year, without the prior approval of the superintendent of the insurance department, in an amount equal to the lesser of (a) ten percent of its “policyholders’ surplus” as of the end of the preceding calendar year or (b) the company’s “net gain from operations” for the preceding calendar year (not including realized capital gains), as determined in accordance with Statutory Accounting Practices prescribed or permitted by the Insurance Department of the State of New York (hereafter referred to as the “NY Dividend Statute”).

In addition, pursuant to the Note indenture, dividends to MONY Holdings from MONY Life are required to be allocated between the OB and the CBB. This allocation, while principally based on separately applying the NY Dividend Statute to the “policyholders’ surplus” and “net gain from operations” attributable to the OB and the CBB, is subject to certain adjustments described in the Note indenture. The amount of the dividend attributable to the CBB is required to be deposited in the DSCA — Subaccount CBB. As described in the Note indenture, the amount of the dividend deposited in the DSCA — Subaccount CBB will not generally be available for dividend to the MONY Group until all the obligations to pay principal, interest and other amounts on the Insured Notes are fully extinguished. Under limited circumstances, if the fair value of the DSCA exceeds amounts set forth in the Note indenture, such excess can become available earlier for dividend to the MONY Group. The amount of such dividend attributable to the OB will generally be available to MONY Holdings to pay dividends to the MONY Group. See Note 1 for additional information regarding the Insured Notes.

In 2003, MONY Life paid a dividend to MONY Holdings in the amount of $25.0 million, of which $13.8 million was retained by MONY Holdings in its DSCA Sub-account CBB and $11.2 million was paid by MONY Holdings in the form of a dividend to MONY Group. In 2002, MONY Life paid a dividend to MONY Holdings in the amount of $90.0 million, of which $15.6 million was retained by MONY Holdings in the DSCA Sub-account CBB and $74.4 million was paid by MONY Holdings in the form of a dividend to MONY Group.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

23.  Stock-Based Compensation:

Stock Incentive Plans —

1998 Stock Incentive Plan and 2002 Stock Option Plan

In November 1998, upon approval of the New York Insurance Department, MONY Group adopted the 1998 Stock Incentive Plan (the “1998 SIP”) for employees of the Company and certain of its career financial professionals, as well as certain employees of other subsidiaries of the MONY Group. As a condition for its approval of the 1998 SIP, the New York Insurance Department restricted options under the plan to no more than five percent of the shares of MONY Group’s common stock outstanding as of the date of its initial public offering (2,361,908 shares). Options granted under the 1998 SIP may be Incentive Stock Options (“ISOs”) qualifying under Section 422(a) of the Internal Revenue Code or Non-Qualified Stock Options (“NQSOs”).

Pursuant to the 1998 SIP, options may be granted at a price not less than 100% of the fair value of MONY Group’s common stock as determined on the date of grant. In addition, one-third of each option granted pursuant to the 1998 SIP shall become exercisable on each of the first three anniversaries following the date such option is granted and will remain exercisable for a period not to exceed 10 years from the date of grant. As of December 31, 2003, options to acquire 2,404,138 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company under the 1998 SIP. Options to acquire 1,627,782 of these common shares remained outstanding as of December 31, 2003.

In May 2002, MONY Group’s shareholders approved the 2002 Stock Option Plan (the “2002 SOP”) and the allocation of 5,000,000 shares of MONY Group common stock for grants under that 2002 SOP Plan. Options granted under the plan may not be exercised, transferred or otherwise disposed of by the grantee prior to December 24, 2003, even if vested. Options granted under the 2002 SOP are NQSOs. Options may be granted at a price not less than 100% of the fair value of MONY Group’s common stock as determined on the date of grant, and vesting provisions are determined at the discretion of the MONY Group’s board of directors. As of December 31, 2003, options to acquire 1,881,425 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company and 1,881,425 of these options were outstanding under the 2002 SOP. All options granted through December 31, 2003 under the 2002 SOP vest one-third ratably on the December 31st after each of the first three anniversaries following the date such option was granted, and will remain exercisable for a period not to exceed 10 years from the date of grant.

A summary of the Company’s activity under these stock incentive plans for the years ended December 31, 2003, 2002 and 2001 is presented below:

	Number of Shares	Weighted Average Exercise Price

Outstanding, December 31, 2000	1,684,008	$31.34

Granted	327,093	$35.78

Exercised	(17,031)	$30.10

Forfeited, expired or cancelled	(71,749)	$33.80

Outstanding, December 31, 2001	1,922,321	$32.02

Granted	1,405,495	$35.77

Exercised	(33,114)	$30.85

Forfeited, expired or cancelled	(166,319)	$33.68

Outstanding, December 31, 2002	3,128,383	$33.60

Granted	836,025	$21.96

Exercised	(327,327)	$30.19

Forfeited, expired or cancelled	(127,874)	$33.17

Outstanding, December 31, 2003	3,509,207	$31.17

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

23.  Stock-Based Compensation: (continued)

During 2003 there were 836,025 options granted with a weighted average exercise price of $21.96 and a weighted average fair value of $7.59.

As of December 31, 2003 there were 1,729,280 options exercisable, with exercise prices ranging from $27.06 to $44.25, and a weighted average remaining contractual life of 6.7 years.

At December 31, 2003 there were 3,509,207 options outstanding with exercise prices ranging from $20.90 to $44.25, and a weighted average remaining contractual life of approximately 7.7 years. Approximately 28.4% or 996,940 of the options outstanding at December 31, 2003 had an exercise price of $30.50. These options had a remaining contractual life of approximately 5.9 years.

At the effective date of the initial grants of options pursuant to the 1998 SIP, the Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the required pro forma disclosures of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted (see Note 4). Pursuant to the requirements of APB 25, the options granted by the Company under the 1998 SIP and the 2002 SOP to employees qualify as non-compensatory. Accordingly, the Company is not required to recognize any compensation expense with respect to such option grants. Based on the definition of an “employee” prescribed in the Internal Revenue Code, the Company’s career financial professionals do not qualify as employees. Accordingly, with respect to grants of options under both the SIP and the SOP to career financial professionals, the Company adopted the accounting provisions of SFAS 123. Pursuant to the guidance in SFAS 123 and related interpretations, vesting provisions attached to stock based compensation issued to non-employees constitute a performance based condition which requires variable plan accounting. Under variable plan accounting, the fair value of the option grant must be re-measured at the end of each accounting period, until the options are 100 percent vested. Accordingly, the compensation cost charged to expense during any particular accounting period represents the difference between the vested percentage of the fair value of the options at the end of the accounting period and the cumulative compensation cost charged to expense in prior periods. Compensation cost is determined based on the fair value of such options using a Black-Scholes option-pricing model. Such compensation cost is required to be recognized over the vesting period. The compensation expense related to options granted to career financial professionals varies with and primarily relates to the production of business and as such is recognized as DPAC and is amortized on a basis consistent with how earnings emerge from the underlying products that gave rise to such DPAC. The deferred expense amount relating to options granted to career financial professionals which were outstanding was $0.5 million and $0.0 million for the years ended December 31, 2003 and 2002, respectively.

Restricted Stock Plan —

In May 2001, MONY Group shareholders approved The MONY Group Inc. Restricted Stock Ownership Plan (the “Plan”). Pursuant to the terms of the Plan, management has the authority to grant up to 1,000,000 restricted shares of MONY Group common stock to eligible employees, as defined in the Plan, and to establish vesting and forfeiture conditions relating thereto. During 2002 and 2001, MONY Group granted 97,143 and 352,050 restricted shares, respectively, to certain members of management pursuant to the Plan. The 2002 and 2001 awards made under the Plan are conditioned on: (i) the expiration of a vesting period and (ii) an increase in the average per share price of MONY Group common stock above specified targets. In accordance with APB No. 25, compensation expense is recognized on the awards proportionally over the vesting period of the award provided that the condition with respect to the average price of MONY Group common stock is satisfied at the end of any period. In March 2003, MONY Group granted 334,050 restricted shares to certain members of management under the Plan. The 2003 awards made under the Plan are conditioned only on the expiration of a vesting period.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

24.  Goodwill and Other Intangible Assets

In accordance with the adoption of SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”) goodwill is periodically tested for impairment and is no longer amortized. The following tables set forth the impact of the adoption of SFAS 142 on the Company’s net income for the years ended December 31, 2003, 2002 and 2001. In addition, as required by SFAS 142, management tested the carrying value of the Company’s goodwill at December 31, 2003 and determined that no impairment exists.

	For the Years Ended December 31,
	2003	2002	2001
	($ in millions)

Reported net income/(loss)	$56.2	$(5.6)	$(34.0)

Add back: goodwill amortization	—	—	1.3

Adjusted net income/(loss)	$56.2	$(5.6)	$32.7

The goodwill amortization recorded for the year ended December 31, 2001 was included in the Protection Products and Other Products segments as follows:

For the Year Ended December 31, 2001
($ in millions)

Protection Products	$1.1

Other Products	0.2

Total	$1.3

The following table summarizes the significant components of goodwill, and the related amortization, by segment for the periods presented. Goodwill is reflected under the caption “other assets” in the Company’s balance sheet.

	2003		2002
	Protection Products Segment	Other Products Segment	Protection Products Segment	Other Products Segment
	($ in millions)

Beginning Balance	$17.9	$1.3	$17.9	$1.3

Amortization	—	—	—	—

Ending Balance	$17.9	$1.3	$17.9	$1.3

25.  Reorganization and Other Charges:

During 2003, the Company recorded charges aggregating $5.8 million as part of the Company’s continuing initiative to enhance operating efficiency and effectively allocate resources. These charges consisted of: (i) severance and related benefits of $1.1 million incurred in connection with the merger of MONY Asset Management, Inc.’s (“MAM”) operations into Boston Advisors, a subsidiary of The Advest Group, Inc., and the resulting termination of certain employees of MONY Life that provided professional services to MAM pursuant to a service agreement between MAM and MONY Life; (ii) losses from the abandonment of leased offices of $1.3 million; (iii) losses from the abandonment of leased space in the Company’s home office of $2.0 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $1.3 million; and (v) moving and alteration costs incurred in connection with the consolidation of leased space in the Company’s home office of $0.2 million. The severance actions were substantially completed during the fourth quarter of 2003. The reserves established for the abandonment of leased agency offices and leased space in the Company’s home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

During the fourth quarter of 2002 and 2001, the Company recorded reorganization and other charges aggregating approximately $7.2 million and $144.4 million, respectively, as part of the Company’s initiative to enhance operating efficiency, more effectively allocate resources and capital, and discontinue certain non-core operations. Of these charges, $7.2 million and $19.0 million, respectively, met the definition of “restructure charges” as defined by Emerging Issues Task Force Consensus 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)”. The 2002 restructure charge consisted of severance and related benefits resulting from headcount reductions of 161 and 26, respectively, in the Company’s home office and career agency system, as well as losses from the abandonment of certain leased offices and equipment. The 2001 restructure charge consisted of severance and related benefits of $10.3 million resulting from headcount reductions of 117 and 240, in the Company’s home office and career agency system, respectively, and $8.7 million of other miscellaneous items. These actions were substantially completed in 2002. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $125.4 million, was unrelated to the Company’s restructure activities and consisted of: (i) impairments of certain invested assets and valuation related write -downs of private equity securities held in the Company’s equity method venture capital portfolio, (ii) the write-off of deferred sales charges in the Company’s mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company’s internet funds, (iii) write-downs of certain information technology assets, and (iv) other miscellaneous items.

The following tables summarize the components of the aforementioned charges recorded in 2003, 2002 and 2001, respectively. None of the charges referred to below as “Reorganization Charges” have been allocated to the Company’s operating segments, however, the charges in 2001 referred to as “Other Charges” have been allocated to the Company’s operating segments. All Reorganization Charges incurred in 2003, 2002 and 2001 are reported as reconciling items.

2003:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges (1):

Severance benefits and incentive compensation	$1.1	$—	$1.1

Leased offices and equipment	2.5	—	2.5

Lease abandonment and other	2.2	—	2.2

Total Reorganization Charges before tax	$5.8	$—	$5.8

Total Reorganization Charges after tax	$3.8	$—	$3.8

(1)	All of the reorganization charges recorded in 2003 are “costs associated with exit or disposal activities” as described in SFAS 146.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

2002:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges (1):

Severance benefits and incentive compensation	$6.1	$—	$6.1

Leased offices and equipment	1.1	—	1.1

Total Reorganization Charges before tax	$7.2	$—	$7.2

Total Reorganization Charges after tax	$4.7	$—	$4.7

(1)	All of the reorganization charges recorded in 2002 meet the definition of “restructuring charges” as defined by EITF 94-3.

2001:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges:

Severance benefits and incentive compensation	$22.8	$—	$22.8

Leased offices and equipment	8.7	—	8.7

Deferred policy acquisition costs	17.0	—	17.0

Other	8.3	—	8.3

Subtotal — Reorganization Charges	56.8	—	56.8

Other Charges:

Asset impairments and valuation related write-downs	29.9	20.1	50.0

Deferred sales charges	7.0	—	7.0

Information technology assets	9.4	—	9.4

Other	21.2	—	21.2

Subtotal — Other Charges	67.5	20.1	87.6

Total — Reorganization and Other Charges before tax	$124.3	$20.1	$144.4

Total — Reorganization and Other Charges after tax	$80.8	$13.1	$93.9

All charges referred to as Reorganization Charges included in the tables above, except $17.0 million related to DPAC in 2001 and $5.3 million related to investment expenses in 2001, are included in “other operating costs and expenses” in the Company’s 2001 consolidated statement of income and comprehensive income.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

The following table indicates the line items in the Company’s consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in.

	Protection	Accumulation	Other	Reconciling	Total
	($ in millions)

Premiums	$1.0	$—	$—	$—	$1.0

Net investment income	20.3	3.8	3.3	5.3	32.7

Group pension profit	2.5	—	—	—	2.5

Benefits to policyholders	1.8	3.9	—	—	5.7

Amortization of deferred policy acquisition costs	—	2.0	—	17.0	19.0

Other operating costs and expenses	17.6	10.3	1.0	34.5	63.4

Total Other Operating Charges	43.2	20.0	4.3	56.8	124.3

Net realized losses on investments	14.9	2.8	2.4	—	20.1

Total Reorganization and Other Charges	$58.1	$22.8	$6.7	$56.8	$144.4

Set forth below is certain information regarding the liability recorded in connection with the Company’s restructuring actions, as well as the changes therein during the year ended December 31, 2003. Such liability is reflected in “accounts payable and other liabilities” on the Company’s consolidated statement of financial position.

	December 31, 2002	Charges	Cash Payments	Change in Reserve Estimates	December 31, 2003
	($ in millions)

Restructuring Charges Liability:

Severance benefits	$7.8	$1.1	$(7.3)	$(0.7)	$0.9

Other restructure charges (1)	4.4	4.7	(5.5)	—	3.6

Total Restructuring Charges Liability	$12.2	$5.8	$(12.8)	$(0.7)	$4.5

(1)	Cash payments include in 2003 the non-cash write-off of $1.3 million in unused equipment in certain abandoned leased offices.

MONY Life Insurance Company

Administrative Offices

1740 Broadway

New York, NY 10019

MONY Life Insurance Company and MONY Securities Corporation are members of The MONY Group.

14599 SL (5/04)